File Numbers: 333-111067 and 811-04294

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment Number 37

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment Number 356

VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

Minnesota Life Insurance Company

(Name of Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(651) 665-3500

(Depositor’s Telephone Number, Including Area Code)

Gary R. Christensen, Esq.

Senior Vice President, Secretary and General Counsel

Minnesota Life Insurance Company

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on (date) pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Variable Annuity Contracts

Variable Annuity Account

Cross Reference Sheet to Prospectus

Form N-4

Item Number Caption in Prospectus

1.	Cover Page

2.	Special Terms and How To Contact Us

3.	An Overview of Contract Features

4.	Condensed Financial Information; Performance Data - Appendix A

5.	General Information

6.	Contract Charges and Fees

7.	Description of the Contract

8.	Annuitization Benefits and Options

9.	Death Benefits

10.	Description of the Contract; Purchase Payments, Purchase Payments and Value of the Contract; Contract Charges and Fees – Deferred Sales Charge.

11.	Description of the Contract; Redemptions, Withdrawals and Surrender

12.	Federal Tax Status

13.	Not Applicable

14.	Table of Contents of the Statement of Additional Information

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Waddell & Reed Advisors Retirement Builder Variable Annuity

a variable annuity contract issued by

Minnesota Life Insurance Company

400  Robert  Street  North   •  St. Paul, Minnesota  55101-2098   •  Telephone:  844-878-2199  •  http://www.securian.com

This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, variable annuity contract (“the contract”) offered by the Minnesota Life Insurance Company. The Waddell & Reed Advisors Retirement Builder Variable Annuity is no longer available for new sales. This contract is designed for long term investors. It may be used in connection with personal retirement plans or independent of a retirement plan.

For contracts issued after May 1, 2008, (or such later date if approved later in your state) this contract contains a feature that applies a credit enhancement to the contract value in certain circumstances. The benefit of the credit enhancement may be more than offset by the additional asset-based fees that the contract owner will pay as the result of the increased contract value due to the credit enhancements. A contract without credits may cost less.

This contract is NOT:

●	a bank deposit or obligation
●	federally insured
●	endorsed by any bank or government agency

You may invest your contract values in our Variable Annuity Account, our General Account, or in the Guarantee Periods of the Guaranteed Term Account.

The Variable Annuity Account invests in the following Fund portfolios:

Ivy Variable Insurance Portfolios

•	Ivy VIP Asset Strategy — Class II Shares
•	Ivy VIP Balanced — Class II Shares
•	Ivy VIP Core Equity — Class II Shares
•	Ivy VIP Corporate Bond — Class II Shares
•	Ivy VIP Energy — Class II Shares
•	Ivy VIP Global Bond — Class II Shares
•	Ivy VIP Global Equity Income — Class II Shares
•	Ivy VIP Global Growth — Class II Shares
•	Ivy VIP Government Money Market — Class II Shares
•	Ivy VIP Growth — Class II Shares
•	Ivy VIP High Income — Class II Shares
•	Ivy VIP International Core Equity — Class II Shares
•	Ivy VIP Limited-Term Bond — Class II Shares
•	Ivy VIP Mid Cap Growth — Class II Shares
•	Ivy VIP Natural Resources — Class II Shares
•	Ivy VIP Science and Technology — Class II Shares
•	Ivy VIP Securian Real Estate Securities — Class II Shares
•	Ivy VIP Small Cap Core — Class II Shares
•	Ivy VIP Small Cap Growth — Class II Shares
•	Ivy VIP Value — Class II Shares
•	Ivy VIP Pathfinder Aggressive — Class II Shares
•	Ivy VIP Pathfinder Conservative — Class II Shares
•	Ivy VIP Pathfinder Moderate — Class II Shares
•	Ivy VIP Pathfinder Moderate — Managed Volatility — Class II Shares
•	Ivy VIP Pathfinder Moderately Aggressive — Class II Shares
•	Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility — Class II Shares
•	Ivy VIP Pathfinder Moderately Conservative — Class II Shares
•	Ivy VIP Pathfinder Moderately Conservative — Managed Volatility — Class II Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 844-878-2199. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 844-878-2199. Your election to receive reports in paper will apply to all portfolio companies under your contract.

Your contract value and the amount of each variable annuity payment will vary in accordance with the performance of the investment portfolio(s) (“Portfolio(s)”) you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.

This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling 844-878-2199 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC’s web site: http://www.sec.gov, via its EDGAR database.

This Prospectus is not valid unless accompanied by a current prospectus of the Portfolios shown above.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus should be read carefully and retained for future reference.

The date of this Prospectus and of the Statement of Additional Information is: May 1, 2021.

This Prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesperson, representative or other person to give any information or make any representations in connection with this offering other than those contained in the Prospectus, and, if given or made, you should not rely on them.

Special Terms

As used in this Prospectus, the following terms have the indicated meanings:

Accumulation Unit:    an accounting unit of measure used to calculate the value of a sub-account of the variable annuity account, of this contract before annuity payments begin.

Annuitant:    the person who may receive lifetime benefits under the contract.

Annuity:    a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

Annuity Unit:    an accounting unit of measure used to calculate the value of annuity payments under a variable annuity income option.

Assumed Investment Return:    the annual investment return (AIR) used to determine the amount of the initial variable annuity payment. Currently the AIR is equal to 4.5%.

Code:    the Internal Revenue Code of 1986, as amended.

Commuted Value:    the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a commuted value is elected for a period certain on a variable annuity payment during the life of the annuitant, a deferred sales charge may apply.

Contract Owner:    the owner of the contract, which could be a natural person(s), or by a corporation, trust, or custodial account that holds the contract as agent for the sole benefit of a natural person(s). The owner has all rights under this contract.

Contract Value:    the sum of your values in the variable annuity account, the general account, and/or the guaranteed period(s) of the guaranteed term account.

Contract Year:    a period of one year beginning with the contract date or a contract anniversary.

Fixed Annuity:    an annuity providing for payments of guaranteed amounts throughout the payment period.

General Account:    all of our assets other than those held in our other separate accounts.

Guarantee Period:    a period of one or more years, for which the current interest rate is guaranteed. Allocation to a particular guarantee period is an allocation to the guaranteed term account.

Guaranteed Term Account:    a non-unitized separate account providing guarantee periods of different lengths. Purchase payments or transfers may be allocated to one or more of the available guarantee periods within the guaranteed term account. Amounts allocated are credited with interest rates guaranteed by us for the entire guarantee period. The assets of the guaranteed term account are ours and are not subject to claims arising out of any other business of ours.

Market Value Adjustment (“MVA”):    the adjustment made to any amount you withdraw, surrender, apply to provide annuity payments, or transfer from a guarantee period of the guaranteed term account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the purchase payment, transfer, or renewal is allocated to the guaranteed term account and the time of the withdrawal, surrender, annuity payment election or transfer.

Maturity Date:    The date this contract matures. The maturity date will be the first of the month following the later of: (a) the annuitant’s 85th birthday; or (b) ten years after the contract date, unless otherwise agreed to by us.

Net Investment Factor:    the net investment factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying fund after deductions for all charges to the variable account including those for applicable optional benefit riders.

Plan:    a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

Portfolio(s), Fund(s):    the mutual funds whose separate investment portfolios we have designated as eligible investments for the variable annuity account. Each sub- account of the variable annuity account invests in a different portfolio. Currently these include the portfolios shown on the cover page of this Prospectus.

Purchase Payments:    amounts paid to us under your contract in consideration of the benefits provided.

Separate Account:    a separate investment account for which the investment experience of its assets is separate from that of our other assets.

Sub-Account:    a division of the variable annuity account. Each sub-account invests in a different portfolio.

Valuation Date or Valuation Days:    each date on which a portfolio is valued.

Variable Annuity:    an annuity providing for payments varying in amount in accordance with the investment experience of the portfolios.

Variable Annuity Account:    a separate investment account called the variable annuity account. The investment experience of its assets is separate from that of our other assets.

We, Our, Us:    Minnesota Life Insurance Company.

You, Your:    the contract owner.

How To Contact Us

We make it easy for you to find information on your annuity. Here’s how you can get the answers you need.

On the Internet

Visit our online servicing site 24 hours a day, 7 days a week at www.securian.com/myaccount.

Annuity Service Line

●  Call our service line at 844-878-2199 to speak with one of our customer service representatives. They’re available Monday through Friday from 7:30 a.m. to 4:30 p.m. Central Time during normal business days.

By Mail

●  Purchase Payments, service requests, and inquiries sent by regular mail should be sent to:

Minnesota Life

Annuity Services

P.O. Box 64628

St. Paul, MN 55164-0628

●  All overnight express mail should be sent to:

Annuity Services A3-9999

400 Robert Street North

St. Paul, MN 55101-2098

●

To receive a current copy of the W&R Advisors Retirement Builder Variable Annuity Statement of Additional Information (SAI) without charge, call 844-878-2199, or complete and detach the following and send it to:

Minnesota Life Insurance Company

Annuity Services

P.O. Box 64628

St. Paul, MN 55164-0628

Name Address City State Zip

An Overview of Contract Features

Annuity Contracts

An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person; or for a specified period of time. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary with the investment experience of a separate account is a variable annuity. An annuity contract may also be “deferred” or “immediate”. An immediate annuity contract is one in which annuity payments begin right away, generally within a month or two after our receipt of your purchase payment. A deferred annuity contract delays your annuity payments until a later date. During this deferral period, also known as the accumulation period, your annuity purchase payments and any earnings accumulate on a tax deferred basis. Guarantees provided by the insurance company as to the benefits promised in the annuity contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

Type of Contract

The contract is a variable annuity contract which provides for monthly annuity payments. These payments may begin immediately or at a future date you specify. Below is a summary of certain contract features and expenses. Please see the corresponding section of the Prospectus for complete details, restrictions or limitations that may apply. Your contract has a right of cancellation which is described in detail in the section entitled “Right of Cancellation or Free-look.” Charges that apply to your contract may be found in the section titled “Contract Charges and Fees”. State variations of certain features may exist. See your registered representative for more information and to help determine if this product is right for you.

Purchase Payments:*

Initial Minimum	$10,000
$2,000 for IRAs and qualified plans

Subsequent payment minimum	$500
($100 for automatic payment plans)

*

Please note: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. In addition you will receive no additional benefit from the tax deferral feature of the annuity since the retirement plan or IRA is already tax deferred. You should consult your tax advisor to ensure that you meet all the requirements and limitations, and to be sure this contract is appropriate for your situation.

Credit Enhancement:

For contracts issued after May 1, 2008, (or such later date if approved later than this date in your state) when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments. The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account, and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation. Credit enhancements, and any gains or losses attributable to the credit enhancements are not a purchase payment and will be considered earnings under the contract.

We will take back, or recapture, all credit enhancements if you elect to terminate the contract under the right to examine (or “free look”) provision. In addition, we will recapture any credit enhancements applied to your contract within 12 months of the date any amounts are paid out as a death benefit or within 12 months of the date you apply amounts to provide annuity payments.

We will not recapture any amounts paid out as a death benefit or applied to provide annuity payments more than 12 months after the last credit enhancement was added to the contract.

For a detailed discussion, including how the credit enhancement is calculated and applied, please refer to the section entitled “Credit Enhancement and Recapture”. The credit enhancement feature may not be available in all states. Ask your representative if this is available in your state.

Investment Options:

Fixed Account	Minnesota Life General Account

Guaranteed Term Account	3 year guarantee period*
5 year guarantee period*
7 year guarantee period*
10 year guarantee period*

Variable Annuity Account	See the list of portfolios on the cover page

*	Subject to market value adjustment on early withdrawal — see “General Information Section” for additional details. The 3 year period is not currently available.

Withdrawals:

Minimum withdrawal amount	$250

(Withdrawals and surrenders may be subject to deferred sales charges and/or market value adjustment depending upon how your contract value is allocated.)

In certain cases the deferred sales charge (“DSC”) is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first contract anniversary:

•	Nursing Home Waiver

•	Terminal Illness Waiver

•	Unemployment Waiver

State variations may apply to these waivers. See your representative and the section titled “Contract Charges and Fees” for more details. The DSC is also waived at death and upon annuitization.

Death Benefit and Optional Death Benefits

Effective December 7, 2012, the following optional death benefit riders are no longer available for you to elect: Highest Anniversary Value (HAV) Death Benefit Option, 5% Death Benefit Increase (5% DBI) Option, Premier Death Benefit (PDB) Option, and Estate Enhancement Benefit (EEB) Option.

Your contract provides a death benefit. The death benefit included with the contract is known as the Guaranteed Minimum Death Benefit.

Certain optional death benefits may also be selected and may provide the opportunity for a larger death benefit. The optional death benefits include: the HAV II Death Benefit Option and the PDB II Option. If these options are not available in your state, you may elect the HAV Death Benefit Option, 5% DBI Option, or the PDB Option instead.

In addition, you may also elect the EEB II Option. If that is not available in your state, you may elect the EEB Option instead. These contract options provide for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract.

In order to elect one or more of these optional death benefits you must be less than 76 years old and you may only elect to purchase an optional death benefit when the contract is issued. Once you elect an option it may not be cancelled or terminated. Each of these optional choices has a specific charge associated with it.

Allocation of Contract Values

You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, you may transfer all or a part of your contract value among the portfolios and/or the general account and/or one or more of the guarantee periods of the guaranteed term account. A market value adjustment may apply if you move amounts from the guaranteed term account prior to the end of a guarantee period. After annuity payments begin, you may instruct us to transfer amounts held as annuity reserves among the variable annuity sub-accounts or to a fixed annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a variable annuity to a fixed annuity.

Available Annuity Options

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or fixed annuity or a combination of the two. Other annuity options may be available from us on request.

Other Optional Riders

We have suspended the availability of the following optional riders:

•	Guaranteed Minimum Income Benefit (effective October 4, 2013)

•	Encore Lifetime Income-Single (effective October 4, 2013)

•	Encore Lifetime Income-Joint (effective October 4, 2013)

•	Ovation Lifetime Income II-Single (effective October 4, 2013)

•	Ovation Lifetime Income II-Joint (effective October 4, 2013)

•	Ovation Lifetime Income-Single (effective May 15, 2012)

•	Ovation Lifetime Income-Joint (effective May 15, 2012)

•	Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

•	Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15, 2009)

•	Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15, 2009)

•	Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

•	Guaranteed Income Provider Benefit (effective March 1, 2010)

Certain other contract options may be available to you. These are sometimes referred to as “living benefits.” Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire contract value to an asset allocation plan or model approved for use with the rider you elect. Purchase payment amounts after your initial purchase payment may also be limited. Each contract feature may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s) it may adversely effect the benefit of the rider. These descriptions are brief overviews of the optional riders. Please refer to the section entitled “Other Contract Options” for a complete description of each rider, its benefits and its limitations and restrictions, read the prospectus section(s) carefully and consult your tax advisor and your representative before you elect any optional contract features. These options may not be available in every state and we reserve the right to stop offering any option(s) at any time. Each Option has a Charge that Applies to it. The Charges are Discussed in the Section Entitled “Optional Contract Rider Charges.”

Guaranteed Minimum Income Benefit (GMIB)

Effective October 4, 2013, this option is no longer available.

This contract option provides for a guaranteed minimum fixed annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract’s accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed fixed annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base is greater than the contract value. Once you elect this option it cannot be canceled. This rider does not guarantee an investment return in your contract or a minimum contract value. Withdrawals from your contract will reduce the benefit you receive if you annuitize under this rider and there are limitations on how your contract value may be allocated if you purchase this rider. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract. If you anticipate having to make numerous withdrawals from the contract, this rider may not be appropriate. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for a complete description of the GMIB rider.

Encore Lifetime Income-Single (Encore-Single)

Effective October 4, 2013, this option is no longer available.

Encore-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4% to 6% of the benefit base. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Single rider.

This rider differs, in part, from the GLWB rider in that the Encore-Single benefit base, on which the GAI is based, has the potential to increase annually; while the GLWB provides the potential for the GAI to increase every 3 years.

Encore Lifetime Income-Joint (Encore-Joint)

Effective October 4, 2013, this option is no longer available.

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4% to 6% of the benefit base. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Joint rider.

This rider differs, in part, from the GLWB rider in that GLWB does not offer a “joint” version of the rider and the Encore-Joint benefit base, on which the GAI is based, has the potential to increase annually as opposed to the GAI under GLWB which has the potential to increase every 3 years.

Ovation Lifetime Income II-Single (Ovation II-Single)

Effective October 4, 2013, this option is no longer available.

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides (including terminating the 200% benefit base guarantee) and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation II-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation II-Single rider does not provide any benefit at death.

This rider differs, in part, from the GMIB rider in that the Ovation II-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.

Ovation Lifetime Income II-Joint (Ovation II-Joint)

Effective October 4, 2013, this option is no longer available.

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.0% to 6.0% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides (including terminating the 200% benefit base guarantee) and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation II-Joint rider has a lower current charge and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation II-Joint rider does not provide any benefit at death and has a higher maximum charge than the Encore-Joint rider.

This rider differs, in part, from the GMIB rider in that the Ovation II-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.

Ovation Lifetime Income-Single (Ovation-Single)

Effective May 15, 2012, this option is no longer available.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation-Single rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.

Ovation Lifetime Income-Joint (Ovation-Joint)

Effective May 15, 2012, this option is no longer available.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your contract value. If you purchase this rider, there are limitations on how funds may be invested and the entire contract value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation-Joint rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation-Joint rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.

Guaranteed Lifetime Withdrawal Benefit (GLWB)

Effective August 1, 2010, this option is no longer available.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner’s life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your contract value.

This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest contract owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

Guaranteed Lifetime Withdrawal Benefit II - Single (GLWB II - Single)

Effective May 15, 2009, this option is no longer available.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner’s life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner’s 59(th) birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner’s life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the GWB is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your contract value.

Guaranteed Lifetime Withdrawal Benefit II-Joint (GLWB II - Joint)

Effective May 15, 2009, this option is no longer available.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II — Single Life Option. However its guarantee is over the lifetime of both “designated lives”, (instead of a single life) regardless of underlying sub-account performance.

Beginning on the later of the contract anniversary following the 59(th) birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of this rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of both designated lives, or, b) until the GWB is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your contract value.

Guaranteed Minimum Withdrawal Benefit (GMWB)

Effective May 15, 2009, this option is no longer available.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your contract value.

Guaranteed Income Provider Benefit (GIPB)

Effective March 1, 2010, this option is no longer available.

This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you. once you elect this contract option you may not change or terminate the option. This rider does not guarantee an investment return in your contract value.

Contract Charges and Expenses

The following contract expense information is intended to illustrate the expenses of the contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted and range from 0% to 3.5%, depending on applicable law.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases

(as a percentage of purchase payments)	None

Deferred Sales Charge

*	Deferred Sales Charges may apply to withdrawals, partial surrenders and surrenders.

(as a percentage of each purchase payment)

	Years Since Purchase Payment
	0-1	8%
	1-2	8%
	2-3	7%
	3-4	6%
	4-5	6%
	5-6	5%
	6-7	4%
	7-8	3%
	8 and thereafter	0%

Surrender Fees		None

Transfer Fee		None

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.

Annual Maintenance Fee**	$50

**

(Applies only to contracts where the greater of the contract value or purchase payments, less withdrawals, is less than $50,000 on the contract anniversary and at surrender. Does not apply after annuitization.)

Separate Account Annual Expenses (as a percentage of average account value)

Before Annuity Payments Commence

Base Contract Only

Mortality and Expense Risk Fees	Total Separate Account Annual Expenses (Base Contract)
1.25%	1.25%

Optional Death Benefits

	Death Benefit Charge	Total Separate Account Annual Expenses (Death Benefit + Base Contract)
Highest Anniversary Value (HAV)*	0.15%	1.40%
5% Death Benefit Increase (5% DBI)*	0.25%	1.50%
Premier Death Benefit (PDB)*	0.35%	1.60%
Estate Enhancement Benefit (EEB)*	0.25%	1.50%
Estate Enhancement Benefit II (EEB II)	0.25%	1.50%

*	Effective December 7, 2012, you are no longer able to elect these options.

Other Contract Options

	Charge for Option	Total Separate Account Annual Expenses (This option only + Base Contract)
Guaranteed Income Provider Benefit (GIPB)	0.50%	1.75%

Maximum Possible Separate Account Charges

Base (1.25%) + PDB (.35%) + EEB (.25%) + GIPB (.50%) = 2.35%

•	The GIPB option may not be elected after March 1, 2010.

•	Effective December 7, 2012, you are no longer able to elect PDB or EEB.

•

(The HAV II, PDB II, GMIB, GMWB, GLWB, GLWB II, Encore, Ovation, and Ovation II options are not included with the above charges because the charges are calculated on a different basis than the above — described charges.)

Other Optional Benefit Charges

Optional Rider	Current Benefit Charge Annual Percentage	Maximum Possible Charge Annual Percentage	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Benefit Charge is deducted on each:
Optional Death Benefit Riders

Highest Anniversary Value II (HAV II) Death Benefit Charge	0.30%	0.30%	Death Benefit	Quarterly Contract Anniversary

Premier II Death Benefit (PDB II) Charge	0.80%	0.80%	Death Benefit	Quarterly Contract Anniversary
Optional Living Benefit Riders

Guaranteed Minimum Income Benefit (GMIB) Charge	0.95%	1.50%	Benefit Base	Contract Anniversary

Encore Lifetime Income — Single (Encore-Single) Charge	1.10%	1.75%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Encore Lifetime Income — Joint (Encore-Joint) Charge	1.30%	2.00%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Ovation Lifetime Income II — Single Charge	1.20%	2.25%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Ovation Lifetime Income II — Joint Charge	1.20%	2.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge	0.50%	1.00%	Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary

Guaranteed Lifetime Withdrawal Benefit (GLWB) Charge	0.60%	0.60%	Contract Value	Quarterly Contract Anniversary

Optional Rider	Current Benefit Charge Annual Percentage	Maximum Possible Charge Annual Percentage	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Benefit Charge is deducted on each:

Guaranteed Lifetime Withdrawal Benefit II — Single (GLWB II-Single) Charge	0.60%	1.00%	Greater of Contract Value or Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary

Guaranteed Lifetime Withdrawal Benefit II — Joint (GLWB II-Joint) Charge	0.75%	1.15%	Greater of Contract Value or Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary

Ovation Lifetime Income-Single (Ovation-Single) Charge	1.15%	1.75%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Ovation Lifetime Income — Joint (Encore-Joint) Charge	1.65%	2.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

The next item shows the minimum and maximum total operating expenses charged by the portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Company Operating Expenses	0.47%	1.46%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Contract Owner Expense Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and Portfolio company fees and expenses.

Please note:

•	You may elect only one optional living benefit rider on the contract.

•	If you elect the PDB, PDB II, 5% DBI, EEB, or EEB II, you may not elect any currently offered optional living benefit rider.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The Example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

•	Base + HAV II + Ovation II — Joint

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you surrendered your contract at the end of the applicable time period				If you annuitize at the end of the available time period or you do not surrender your contract
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Maximum Fund Expenses
Base + HAV II + Ovation II — Joint	$1,345	$2,368	$3,436	$5,976	$545	$1,668	$2,836	$5,976
Minimum Fund Expenses
Base + HAV II + Ovation II — Joint	$1,257	$2,105	$3,010	$5,192	$457	$1,405	$2,410	$5,192

Note: In the above example, the charge for Ovation II — Joint is based on the maximum annual fee rate of 2.50% for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see the section entitled “Contract Charges and Fees” for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Expenses After Annuity Payments Commence

The next section shows the fees and charges that apply to your contract after you have annuitized it.

Separate Account Based Charges

Mortality and Expense Risk Fee	1.35%
Optional Death Benefit Charges	Not Applicable
Other Optional Separate Account Charges	Not Applicable

Other Charges

Other Optional Benefit Charges taken from Contract Value	Not Applicable

Condensed Financial Information and Financial Statements

The financial history of each sub-account may be found in the Appendix under the heading “Condensed Financial Information.” The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.

The Portfolios

Below is a list of the portfolios and their investment adviser and investment sub-adviser. The prospectus for the portfolios must accompany this Prospectus and contain more detailed information about each portfolio. The portfolio’s investment objectives are contained within the portfolio’s prospectus. No assurance can be given that a portfolio will achieve its investment objective. You should carefully read the prospectus before investing in the contract. If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Fund/Portfolio	Investment Adviser	Investment Sub-Adviser
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Balanced — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Core Equity — Class II Shares	Ivy Investment Management Company (IICO)

Fund/Portfolio	Investment Adviser	Investment Sub-Adviser
Ivy Variable Insurance Portfolios
Ivy VIP Corporate Bond — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Energy — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Global Bond — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Global Equity Income — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Global Growth — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Government Money Market — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Growth — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP High Income — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP International Core Equity — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Limited-Term Bond — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Mid Cap Growth — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Natural Resources — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Science and Technology — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Securian Real Estate Securities — Class II Shares	Ivy Investment Management Company (IICO)	Securian Asset Management, Inc.
Ivy VIP Small Cap Core — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Small Cap Growth — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Value — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Aggressive — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Conservative — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Moderate — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Moderate — Managed Volatility — Class II Shares	Ivy Investment Management Company (IICO)	Securian Asset Management, Inc.
Ivy VIP Pathfinder Moderately Aggressive — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility — Class II Shares	Ivy Investment Management Company (IICO)	Securian Asset Management, Inc.
Ivy VIP Pathfinder Moderately Conservative — Class II Shares	Ivy Investment Management Company (IICO)
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility — Class II Shares	Ivy Investment Management Company (IICO)	Securian Asset Management, Inc.

Description of the Contract

Your contract may be used in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.

Right of Cancellation or “Free Look”

You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628. If you cancel and return your contract during the “free look period”, we will refund to you the amount required by your state. This amount is either your contract value less the amount of any credit enhancement(s) which were credited to your contract plus any premium tax charges that may have been deducted, or your purchase payments at the time you exercise your free look right. Purchase payments will be invested in accordance with your allocation instructions during the free look period. You may bear the investment risk for your purchase payments during this period.

Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 Exchanges or Replacements

If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a “Section 1035 Exchange” or “Replacement”, it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see “Federal Tax Status — Section 1035 Exchanges.”

Purchase Payments

You choose when to make purchase payments. Your initial purchase payment must be at least equal to the following and must be in U.S. dollars:

$10,000
$2,000 for IRAs and Qualified Retirement Plans

We may reduce the initial purchase payment requirement if you purchase this contract through a 1035 exchange or qualified plan, direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial purchase payment for this contract; but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial purchase payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan’s contribution rules applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in “good order.”

Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. Total purchase payments may not exceed $5,000,000, for the benefit of the same owner or annuitant except with our consent. In addition, total aggregate purchase payments (or transfers) allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not exceed $250,000, without our prior consent. For purposes of these limitations, we may aggregate other Minnesota Life annuity contracts with this one. Additional purchase payments will not be accepted while either the owner or joint owner qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges.

Credit Enhancement and Recapture

For contracts issued after May 1, 2008, when you make a purchase payment to your contract, we will add an amount, called a credit enhancement, to your contract value if your cumulative net purchase payments meet or exceed $250,000. Cumulative net purchase payments are the total of all purchase payments we have received for this contract less any prior withdrawals from contract value (including associated charges). No credit enhancement will be applied if your cumulative purchase payments are less than $250,000.

When we receive a purchase payment, we will evaluate whether your contract is eligible for a credit enhancement based on your cumulative net purchase payments, according to the following schedule:

Cumulative Net Purchase Payments	Credit Enhancement Percentage
$250,000-$499,999.99	0.25%
$500,000-$749,999.99	0.50%
$750,000-$999,999.99	0.75%
$1,000,000 or more	1.00%

The amount of the credit enhancement will be calculated as follows:

a.	cumulative net purchase payments; multiplied by

b.	the applicable credit enhancement percentage from the table above; minus

c.	any credit enhancements previously applied to contract value

The credit enhancement will be added to your contract value and allocated to the sub-accounts of the variable account, the general account and the guaranteed term account options in the same proportion as the purchase payment that triggers the credit enhancement calculation.

We will take back, or recapture, credit enhancements in the following circumstances:

1)	If you return your contract under the right of cancellation/free look provision, we will deduct an amount equal to all of the credit enhancements added to your contract;

2)	If a death benefit is paid, we will deduct an amount equal to all credit enhancements added to your contract within 12 months of the date any amounts are paid out as a death benefit; and

3)

If you apply amounts to provide annuity payments (i.e., annuitize) we will recapture all credit enhancements added to your contract within 12 months of the date you apply amounts to provide annuity payments.

We will never recapture more than the dollar amount of the credit enhancement added to your contract. In other words, we do not recapture investment gain or earnings attributable to credit enhancements. However, decreases in your contract’s sub-account values, which includes the value of the accumulation units attributable to credit enhancements, does not diminish the dollar amount subject to recapture. Therefore, additional accumulation units must become subject to recapture as the value of accumulation units decreases. Stated differently, you bear the investment risk for the credit enhancements added to your contract because the proportionate share of any contract owner’s variable contract value that we recapture increases as the variable contract value decreases. This has the potential to dilute somewhat the contract owner’s interest in their contract as compared to other contract owners who do not trigger the recapture provision. Finally, because it is not administratively feasible to track unvested credit enhancements, we are unable to refund any asset based fees or charges that might be applied to credit enhancements which are subsequently recaptured.

The credit enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not purchase payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your purchase payments. Since the credit enhancement is not treated as a purchase payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the contract value, such as when a benefit “resets” or if the benefit is added on a contract anniversary with an initial benefit equal to contract value, the current value of the credit enhancement will be reflected in the guaranteed or optional benefit.

The Guaranteed Minimum Death Benefit, each optional death benefit rider (except EEB and EEB II), and each optional living benefit rider has an initial benefit value based on purchase payments. For examples of how the credit enhancement may impact a particular optional benefit, please see Appendix H.

The deferred sales charges may be higher and the deferred sales charge period may be longer than other products that do not offer a credit enhancement. Also, the mortality and expense risk charge may be higher than that charged under other products which, in some cases, offer comparable features, but which have no credit enhancement. We use a portion of the deferred sales charge and mortality and expense risk charge to recover the cost of providing the credit enhancement and to the extent these amounts exceed our costs we expect to make a profit.

There may be circumstances under which the contract owner may be worse off from having received the credit enhancement. For example, if the contract owner cancels the contract during the free look period, we recapture the dollar value of all of the credit enhancements that had been credited to your contract. If the state law provides that contract value is returned on a free look, and if the performance of the applicable sub-accounts has been negative during that period, we will return the contract value less the credit enhancement(s). The negative performance associated with the credit enhancement will reduce the contract value more than if the credit enhancement had not been applied.

Automatic Purchase Plan

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent purchase payment amount is reduced to $100. You may elect purchase payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a valuation date, for example because it’s a holiday or weekend, the transaction will be processed on the next valuation date.

Purchase Payment Allocation Options

Your purchase payments may be allocated to a portfolio of the variable annuity account, to our general account or to one or more guarantee period(s) of the guaranteed term account. There is no minimum amount which must be allocated to any of the allocation options. Total aggregate purchase payments or transfers allocated to the General Account and each of the Guarantee Periods of the Guaranteed Term Account, may not cause the aggregate value of the general account and each of the guarantee periods of the Guaranteed Term Account to exceed $250,000 for the same owner or annuitant without our prior consent.

CustomChoice Allocation Option

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase one of the optional living benefit riders other than GIPB. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. In providing this allocation option, Minnesota Life is not providing investment advice or managing the allocations under your contract. This is not an investment advisory account. If you participate in this option you have sole authority to make investment allocation decisions within the defined limitations. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below. You may transfer your contract value among the fund options within a group or among funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between funds within the CustomChoice Allocation Option will be validated against the limitations based on contract values as of the valuation date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.

If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. The general account and Guaranteed Term Account options are not available if you participate in the CustomChoice Allocation Option.

In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

To participate in the CustomChoice Allocation Option you must allocate 100% of your contract value to Groups A, B, C, D, and E, according to the following limitations:

Group A — a minimum of 30% and maximum of 60% of your total allocation, but no more than 30% of your total allocation may be allocated to any single fund in Group A

Group B — a minimum of 40% and maximum of 70% of your total allocation

Group C — a maximum of 30% of your total allocation

Group D — a maximum of 10% of your total allocation

Group E — a maximum of 5% of your total allocation

Please note — the above percentage limitations require that you allocate a minimum of 30% of your contract value to Group A and a minimum of 40% of your contract value to Group B. You are not required to allocate anything to Groups C, D, or E.

The underlying funds in each group are:

Group A (30% — 60% — no more than 30% in any single fund)

Ivy Variable Insurance Portfolios Ivy VIP Corporate Bond Ivy VIP Government Money Market Ivy VIP Limited-Term Bond

Group B (40% — 70%)

Ivy Variable Insurance Portfolios

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility

Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Ivy VIP Pathfinder Moderate — Managed Volatility

Group C (up to 30%)

Ivy Variable Insurance Portfolios

Ivy VIP Asset Strategy

Ivy VIP Balanced

Ivy VIP Core Equity

Ivy VIP Global Equity Income

Ivy VIP Growth

Ivy VIP Pathfinder Aggressive

Ivy VIP Pathfinder Conservative

Ivy VIP Pathfinder Moderate

Ivy VIP Pathfinder Moderately Aggressive

Ivy VIP Pathfinder Moderately Conservative

Ivy VIP Value

Group D (up to 10%)

Ivy Variable Insurance Portfolios Ivy VIP Global Bond Ivy VIP Global Growth Ivy VIP International Core Equity Ivy VIP Mid Cap Growth Ivy VIP Small Cap Core Ivy VIP Small Cap Growth

Group E (up to 5%)

Ivy Variable Insurance Portfolios Ivy VIP Energy Ivy VIP High Income Ivy VIP Natural Resources Ivy VIP Science and Technology Ivy VIP Securian Real Estate Securities

Rebalancing

If you elect to use the CustomChoice Allocation Option, your contract value will automatically be rebalanced each quarter. When we rebalance your contract value we will transfer amounts between sub-accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the contract date. If the contract date is after the 25th of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. Rebalancing does not guarantee an investment return in your contract value.

Possible Changes

We reserve the right to add, remove, or change the groups, the funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a purchase payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the purchase payment, reallocation request or transfer request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If a contract owner makes an allocation change request to a group or fund that is no longer available, the contract owner will be obligated to provide a new allocation instruction to a group or fund available at the time of the request. Until your next purchase payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

Termination

To terminate participation in the CustomChoice Allocation Option you must allocate your entire contract value to another allocation plan approved for use with the rider you have elected.

Transfers

Values may be transferred between the general account, guarantee period(s) of the guaranteed term account and/or between or among the portfolios of the variable annuity account. You may effect transfers or change allocation of future purchase payments by written request, telephone transfer or by any other method we make available. We will make the transfer on the basis of accumulation unit values next determined after receipt of your request at our home office.

You may make 12 transfers each contract year for each contract by U.S. Mail, facsimile, or telephone. Once you have executed the 12 transfers, you may only submit additional transfer requests by U.S. Mail or overnight delivery service. Transfer requests submitted through same day mail or courier service will not be accepted. If you want to cancel a transfer request after you have executed 12 transfers, you must also cancel it in writing by U.S. Mail or overnight delivery service. Systematic transfers will not count towards this limitation.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.

There is generally no dollar amount limitation on transfers. However, transfers may not cause the aggregate value of the general account and each of the guaranteed periods to exceed $250,000 without our prior consent. In addition, transfers from the general account will be limited to a single transfer during any contract year in an amount not to exceed 20% of the general account value at the time of the transfer request. However, in the case of general account values of $1,000 or less, we will allow a one-time transfer of the entire general account value to the portfolios of the variable annuity account or to a guarantee period of the guaranteed term account. (Additional limitations apply in the case of systematic transfer arrangements. See “Systematic Transfer Arrangements”.)

No deferred sales charge will be imposed on transfers. In addition, there is no charge for transfers. A market value adjustment may apply in the case of amounts transferred from a guarantee period of the guaranteed term account. Please refer to the section “General Information — The General Account and Guaranteed Term Account” for details.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

Market Timing and Disruptive Trading

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as “market timing.” Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of — or otherwise modify, condition or terminate — any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

•	the dollar amount of the transfer(s);

•	whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

•	whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

•	the number of transfers in the previous calendar quarter;

•

whether the transfers during a quarter constitute more than two “round trips” in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios’ policies and procedures, contract owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Speculative Investing

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Systematic Transfer Arrangements

We offer certain systematic transfer arrangements including rebalancing and dollar cost averaging. You may elect either of these methods to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect both of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). After annuitization, the date must range from the 2nd to the 25th day of the month. If a transaction cannot be completed on that date, for example, because it’s a weekend or holiday, it will be processed on the next valuation date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single contract year described above.

Automatic Portfolio Rebalancing

Rebalancing is a technique where you instruct us to re-allocate specific portfolios periodically to a predetermined percentage. We will re-allocate your portfolios based on the designated date, frequency and percentage instructions you provide to us.

Rebalancing will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. Rebalancing is not available for values in a guarantee period of the guaranteed term account. You may transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, rebalances will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established rebalancing out of the general account previously, but will do so only upon prior written notice to you.

If you elect a variable annuitization, the annuitant may instruct us to rebalance the variable sub-accounts. Rebalancing is not available for any portion that is a fixed annuitization.

Dollar Cost Averaging

Dollar Cost Averaging (“DCA”) is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market’s volatility in your portfolio. You must instruct us with the date, amount, frequency and the portfolios you wish to be included.

DCA will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. DCA instructions will remain active until the portfolio is depleted in the absence of specific instructions otherwise. Although DCA is available for values in the guaranteed term account remember that amounts transferred prior to the end of a guarantee period may be subject to a market value adjustment. DCA is not available after you annuitize.

You may use DCA to transfer your entire general account value out of the general account over a set period of time. The minimum period of time is 12 months if it is set up on a monthly basis. If set up on a less frequent basis, the minimum period of time is the time period needed to complete 12 transfers, (e.g., quarterly would be over a period of 3 years).

You may also transfer a specified amount from the general account on a monthly, quarterly, semi-annual or annual basis. The maximum initial amount transferred may not exceed 10% of your current general account value at the time of the transfer request. For contracts where the general account value has increased during the year because of transfers into the general account, or because of additional purchase payments made after the transfer program has been established, DCA will be allowed to the extent of the greater of the current transfer amount or 10% of the then current general account value. We reserve the right to alter such transfer restrictions, even if you have established DCA out of the general account previously, but will do so only upon prior written notice to you.

Purchase Payments and Value of the Contract

Crediting Accumulation Units

During the accumulation period each purchase payment is credited on the valuation date on or following the date we receive the purchase payment at our home office. We will credit your purchase payments allocated to the variable annuity account, to your contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account.

The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the portfolio(s).

We will determine the value of accumulation units on each day on which each portfolio is valued. The net asset value of the portfolios’ shares shall be computed once daily, and, in the case of a money market portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (“Exchange”) (currently, 3:00 p.m., Central Time), on each day, Monday through Friday, except:

•	days on which changes in the value of that portfolio’s securities will not materially affect the current net asset value of that portfolio’s shares,

•	days during which none of that portfolio’s shares are tendered for redemption and no order to purchase or sell that portfolio’s shares is received by that portfolio, and

•	customary national business holidays on which the Exchange is closed for trading.

The value of accumulation units for any given sub-account will be the same for all purchase payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next valuation date.

In addition to providing for the allocation of purchase payments to the sub-account of the variable annuity account, the contracts allow you to allocate purchase payments to our general account or to the guarantee periods of the guaranteed term account for accumulation at a guaranteed interest rate.

Value of the Contract

The contract value of your contract at any time prior to when annuity payments begin can be determined by multiplying the number of accumulation units of each portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to the general account and guarantee period(s) of the guaranteed term account. There is no assurance that your contract value will equal or exceed your purchase payments.

Accumulation Unit Value

The value of an accumulation unit for each sub-account of the variable annuity account was set at $1.000000 on the first valuation date of the sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying:

•	the value of that accumulation unit on the immediately preceding valuation date by,

•	the net investment factor for the applicable sub-account (described below) for the valuation period just ended.

The value of an accumulation unit any day other than a valuation date is its value on the next valuation date.

Net Investment Factor for each Valuation Period

The net investment factor is an index used to measure the investment performance of a sub-account of the variable annuity account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for that sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.25% per annum (1.35% per annum after annuitization). If you elected an optional benefit with a daily separate account charge, the charge associated with that option will also be deducted.

The gross investment rate may be positive or negative and is equal to:

•	the net asset value per share of a portfolio share held in a sub-account of the variable annuity account determined at the end of the current valuation period, plus

•	the per share amount of any dividend or capital gain distribution by the portfolio if the “ex-dividend” date occurs during the current valuation period, divided by,

•	the net asset value per share of that portfolio share determined at the end of the preceding valuation period.

Redemptions, Withdrawals and Surrender

Prior to the date annuity payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

•	on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

•	when the withdrawal is requested because of an excess contribution to a tax-qualified contract.

To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. Additionally, you may also request certain partial withdrawals by telephone. Contact Annuity Services for details.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require contact owners or persons authorized by them to provide identifying information to use, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.

During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.

Withdrawal values will be determined as of the valuation date we receive your written withdrawal request at our home office. Unless you tell us otherwise, withdrawals (including systematic withdrawals) will be made from the variable annuity account, the general account and all guarantee periods of the guaranteed term account on a pro rata basis.

Your contract value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. Withdrawals or surrenders from one of the guarantee periods of the guaranteed term account may also be subject to a market value adjustment. Please refer to the sections titled; “General Information — The General Account” and the “Guaranteed Term Account” for details.

If a withdrawal leaves you with a contract value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract’s surrender value, as calculated below.

Before annuity payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the contract value computed as of the valuation date your surrender request is received, reduced by any applicable deferred sales charge and any market value adjustment for amounts held in a guarantee period of the guaranteed term account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once annuity payments begin for an annuitant, the annuitant cannot surrender the annuity benefit and receive a single sum instead (see “Electing the Retirement Date and Annuity Option” for more information).

Modification and Termination of the Contract

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its contract value if:

•	no purchase payments are made for a period of two or more full contract years, and

•	the total purchase payments made, less any withdrawals and associated charges, are less than $2,000, and

•	the contract value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the contract anniversary unless we receive an additional purchase payment before the end of that ninety day period. We will not terminate your contract solely because of poor sub-account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

Assignment

If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:

•

neither the annuitant’s or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

•	to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is not issued in connection with a tax-qualified program, any person’s interest in the contract may be assigned during the lifetime of the annuitant. You should discuss the tax consequences with your tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.

Deferment of Payment

We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:

•

any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (“SEC”);

•

any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the portfolio(s) or to fairly determine the value of the assets of the portfolio(s); or

•	other periods the SEC by order permits for the protection of the contract owners.

See the section titled “General Account and Guaranteed Term Account”, for additional restrictions on those options.

Confirmation Statements and Reports

You will receive confirmation statements of any unscheduled purchase payment, transfer, or withdrawal; surrender; and payment of any death benefit. Quarterly statements will be made available to you with certain contract information. However, we may not deliver a quarterly statement if you do not have any transactions during that quarter. Statements will include the number of accumulation units in your contract, current value of those units and the contract’s total value. Scheduled transactions such as systematic withdrawals, automatic purchase plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the general account or guarantee periods of the guaranteed term account.

Contract Charges and Fees

Deferred Sales Charge

No sales charge is deducted from a purchase payment made for this contract at the time of its receipt. However, when a contract’s value is reduced by a withdrawal or a surrender, a deferred sales charge (“DSC”) may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A DSC of up to 8% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all sub-accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The schedule in the table is applied separately to each purchase payment. All purchase payments will be allocated to a withdrawal or a surrender for this purpose on a first-in, first-out basis. This means that the withdrawal or surrender will be taken from the oldest purchase payment first. It applies only to withdrawal or surrender of purchase payments. The applicable DSC percentage is as shown in the table below:

Years Since Purchase Payment	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	6%
5-6	5%
6-7	4%
7-8	3%
8 and thereafter	0%

The amount of the DSC is determined by:

•	calculating the number of years each purchase payment being withdrawn has been in the contract;

•	multiplying each purchase payment withdrawn by the appropriate sales charge percentage in the table; and

•	adding the DSC from all purchase payments so calculated. This amount is then deducted from your contract value.

Example Assume that all amounts to be withdrawn are subject to a DSC. If the contract owner requests a withdrawal of $1,000, and the applicable sales charge is 8% (because the purchase payment was made within the last 2 years), the contract owner will receive $1,000, the sales charge will be $86.96 (which represents the sales charge applied to the total amount withdrawn, including the sales charge) and the total withdrawal amount deducted from the contract value will equal $1,086.96.

The DSC will not apply to:

•

Amounts withdrawn in any contract year that are less than or equal to the annual “free amount.” The free amount shall be equal to the greater of: (1) contract value less purchase payments not previously withdrawn, or (2) 10% of the sum of purchase payments not previously withdrawn and still subject to DSC as of the most recent contract anniversary; plus 10% of purchase payments received by us during the current contract year and not previously withdrawn, if any.

•	Amounts withdrawn to pay the annual maintenance fee.

•	Amounts payable as a death benefit upon the death of the owner or the annuitant, if applicable.

•	Amounts applied to provide annuity payments under an annuity option.

•	Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).

•	The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual “free amount” allowed.

•

A surrender or withdrawal requested any time after the first contract anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

•	A surrender or withdrawal requested any time after the first contract anniversary and in the event that you are diagnosed with a terminal illness as described below.

•	A surrender or a single withdrawal amount any time after the first contract anniversary if the unemployment waiver applies.

•	Withdrawals in a contract year if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.

•

Withdrawals in a contract year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single, Encore Lifetime Income-Joint, Ovation Lifetime Income-Single, Ovation Lifetime Income-Joint, Ovation Lifetime Income II-Single, or Ovation Lifetime Income II-Joint options.

Nursing Home or Terminal Illness Waiver

A surrender or withdrawal request made any time after the first contract anniversary due to the owner’s confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:

•	prescribed by a licensed Physician in writing; and

•	based on physical limitations which prohibit daily living in a non-institutional setting.

A surrender or withdrawal request made any time after the first contract anniversary in the event the owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:

•	is diagnosed by a licensed Physician; and

•	is expected to result in death within 12 months.

For purposes of these provisions, we must receive due proof, satisfactory to us, of the owner’s confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the owner, the annuitant or a member of either the owner’s or the annuitant’s immediate families.

If the owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the annuitant.

If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

The Nursing Home Waiver is not available in Massachusetts. In Texas and New Jersey there is no one year waiting period for a surrender or withdrawal request due to the owner’s confinement in a hospital or medical care facility; or if the owner is diagnosed with a terminal illness.

Unemployment Waiver

Any time after the first contract anniversary, the DSC will be waived for a single withdrawal from or surrender of your contract if you become unemployed. To qualify for this benefit, you must take the following steps:

•	provide us proof from a state unemployment agency indicating you have been receiving unemployment benefits for at least 60 consecutive days;

•	provide us proof that you were a full-time employee (at least 30 hours per week) on the date your contract was issued; and

•	apply for this benefit within 180 days of receipt of your first unemployment compensation payment.

If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

This waiver may be exercised only one time. It is not available in Texas or Massachusetts.

Mortality and Expense Risk Charge

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly annuity payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant’s own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the variable annuity account at the rate of 1.25% annually following of the net asset value during the accumulation period. During the annuity period the annual rate changes to 1.35%.

Annual Maintenance Fee

We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $50 and it will be deducted on each contract anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the variable annuity account. We waive this fee if the greater of your purchase payments, less withdrawals, or your contract value is $50,000 or more at each contract anniversary.

Optional Contract Rider Charges

If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or “retained earnings” may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).

Highest Anniversary Value II (HAV II) Death Benefit Option — Charge

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If you purchase the HAV II optional death benefit, we will deduct an HAV II death benefit charge (HAV II charge) on a quarterly basis for expenses related to this optional benefit. The annual HAV II charge is equal to 0.30% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the HAV II charge (0.075%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Death Benefits — Optional Death Benefits’ for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Premier II Death Benefit (PDB II) Option — Charge

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If you purchase the PDB II optional death benefit, we will deduct a PDB II death benefit charge (PDB II charge) on a quarterly basis for expenses related to this optional benefit. The annual PDB II charge is equal to 0.80% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the PDB II charge (0.20%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Death Benefits — Optional Death Benefits’ for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Estate Enhancement Benefit II (EEB II) Option — Charge

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If you purchase the EEB II optional benefit, we will deduct an annual EEB II benefit charge for expenses related to this optional benefit. The EEB II charge is equal to 0.25% annually of the contract value allocated to the variable annuity account and this amount will be deducted daily from amounts held in the variable annuity account. This charge will also be applied as a reduction to the interest rate for any portion of your contract value allocated into the general account or the guaranteed term account. The reduced interest rate will in no event be less than the minimum guaranteed interest rate for your contract. See the section of this Prospectus entitled ‘Death Benefits — Optional Death Benefits’ for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized.

Highest Anniversary Value (HAV) Death Benefit Option — Charge

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If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

5% Death Benefit Increase (5% DBI) Option — Charge

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If you purchase the 5% DBI optional death benefit, we will deduct an annual 5% DBI death benefit charge for expenses related to this optional benefit. The 5% DBI charge is equal to 0.25% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

Premier Death Benefit (PDB) Option — Charge

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If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit. The PDB charge is equal to 0.35% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

Estate Enhancement Benefit (EEB) Option — Charge

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If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the variable contract value and this amount will be deducted from amounts held in the variable annuity account. This charge will also reduce the interest rate available with this option. See the “Other Contract Options — Estate Enhancement Benefit Option” section of this Prospectus for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

Guaranteed Minimum Income Benefit (GMIB) Option — Charge

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If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB benefit base amount. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the contract owner’s allocation to the sub-accounts in the variable annuity account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Encore Lifetime Income- Single (Encore- Single) Option — Charge

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If you purchase the Encore — Single optional benefit, we will deduct an Encore — Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Encore — Single charge is equal to 1.10% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Encore Lifetime Income- Joint (Encore- Joint) Option — Charge

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If you purchase the Encore — Joint optional benefit, we will deduct an Encore — Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The annual Encore — Joint charge is equal to 1.30% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.00% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Ovation Lifetime Income II-Single (Ovation II-Single) Option — Charge

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If you purchase the Ovation II — Single optional benefit, we will deduct an Ovation II — Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II — Single charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.25% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II — Single charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Ovation Lifetime Income II-Joint (Ovation II-Joint) Option — Charge

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If you purchase the Ovation II — Joint optional benefit, we will deduct an Ovation II — Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II — Joint charge is equal to 1.20% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II — Joint charge (0.30%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Ovation Lifetime Income-Single (Ovation-Single) Option — Charge

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If you purchase the Ovation-Single optional benefit, we will deduct an Ovation-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Single charge is equal to 1.15% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Ovation Lifetime Income-Joint (Ovation-Joint) Option — Charge

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If you purchase the Ovation-Joint optional benefit, we will deduct an Ovation-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Joint charge is equal to 1.65% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Guaranteed Income Provider Benefit (GIPB) Option — Charge

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If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

Guaranteed Minimum Withdrawal Benefit (GMWB) Option — Charge

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If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit (GWB) amount. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date will be deducted in proportion to the contract owner’s allocation to the sub-accounts in the variable annuity account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Guaranteed Lifetime Withdrawal Benefit (GLWB) Option — Charge

•	If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60%

of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contractowner’s allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Guaranteed Lifetime Withdrawal Benefit II-Single (GLWB II-Single) Option — Charge

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If you purchase the GLWB II-Single Life optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Single charge is equal to 0.60% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.00%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner’s allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Guaranteed Lifetime Withdrawal Benefit II-Joint (GLWB II-Joint) Option — Charge

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If you purchase the GLWB II-Joint Life optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II- Joint charge is equal to 0.75% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II- Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner’s allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Premium Taxes

Deduction for any applicable state premium taxes may be made from each purchase payment or when annuity payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted.

Market Value Adjustment

See the section titled “The General Account and the Guaranteed Term Account” for a complete description of this charge.

Underlying Portfolio Charges

These are deductions from and expenses paid out of the assets of the portfolio companies that are described in the prospectuses of those portfolios.

Annuitization Benefits and Options

Annuity Payments

When you elect annuity payments to commence, or annuitize, you elect to convert your contract value into a stream of payments. This is sometimes referred to as the “payout” phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your contract value will be reduced by the amount you annuitize. If you choose a partial annuitization in a non-qualified contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our general account for purposes of providing a fixed annuity payment and to the sub-accounts of the variable annuity account for purposes of providing variable annuity payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, annuity payments are determined by several factors:

(a)	the Assumed Investment Return (AIR) and mortality table specified in the contract,
(b)	the age and gender of the annuitant and any joint annuitant,
(c)	the type of annuity payment option you select, and
(d)	the investment performance of the portfolios you select.

The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of those units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the portfolios. In other words, the annuity payments will vary with the investment experience of the assets of the portfolios you select. The dollar amount of payment determined for each sub-account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. However, your beneficiaries may be entitled to any remaining annuity payments, depending on the annuity option used. You should refer to the section of the prospectus describing the specific optional benefit you have elected and the Annuity Options section below for additional information.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial professional and consider requesting an annuitization illustration before you decide.

Electing the Retirement Date and Annuity Option

You must notify us in writing at least 30 days before annuity payments are to begin. Under the contract, if you do not make an election for an annuity commencement date, annuity payments will begin automatically on the maturity date. Unless you have agreed with us to change your maturity date, the maturity date is as set forth in your contract or in an endorsement to the contract. In general, it is the first of the month on or following the oldest annuitant’s 95th birthday. You may elect an earlier annuity commencement date, as permitted by your contract.

Currently, it is our practice to await your instructions before beginning to pay annuity payments and we may allow you to extend the annuity commencement or maturity date stated in your contract. However, we reserve the right, in our sole discretion, to refuse to extend your annuity commencement date or the maturity date, regardless of whether we may have granted extensions in the past to you or other similarly situated contract owners. There may be adverse tax consequences for delaying the maturity date. See the section of this Prospectus entitled “Federal Tax Status” for a further description of those risks. Some broker-dealers may not allow you to elect an annuity commencement date or extend a maturity date beyond age 95.

The contract permits an annuity payment to begin on the first day of any month. The minimum first annuity payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first annuity payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract. The maximum amount which may be applied to provide a fixed annuity under the contract without our prior consent is $1,000,000.

Annuity Options

The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. We may make other annuity options available on request. Except for variable annuity payment under Option 4, once annuity payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option and your entire contract value is in the general account, a fixed annuity will be provided and the annuity option will be a life annuity with cash refund. If a portion of your contract value is allocated to the variable sub-accounts, a fixed and/or variable annuity will be provided proportional to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

Option 1 — Life Annuity    This is an annuity payment option which is payable monthly during the lifetime of the annuitant and it terminates with the last scheduled payment preceding the death of the annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

Option 2 — Life Annuity with a Period Certain of 120 Months (Option 2A), 180 Months (Option 2B), or 240 Months (Option 2C)    This is an annuity payment option which is payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

Option 3 — Joint and Last Survivor Annuity    This is an annuity payment option which is payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

Option 4 — Period Certain Annuity    This is an annuity payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the annuitant’s death, the annuitant may elect to withdraw the commuted value of any portion of the remaining annuity payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the general account.

If the annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary’s election.

If you have elected an optional GMWB, GLWB, or single or joint versions of GLWB II, Encore, Ovation, or Ovation II benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II, the annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

Calculation of Your First Annuity Payment

The contract value, adjusted for any applicable market value adjustment for amounts in the guaranteed term account, is available to provide annuity payments. Some states impose a premium tax on the amounts used to provide annuity payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide annuity payments.

The amount of the first monthly payment depends on the annuity payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the annuitant and any joint annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or variable annuity payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a variable annuity payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each sub-account of the variable annuity account. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value for each sub-account. Thereafter, the number of annuity units remains unchanged during the period of annuity payments, except for transfers and in the case of certain joint annuity payment options which provide for a reduction in payment after the death of the annuitant.

A 4.50% assumed investment return (AIR) is used for the initial variable annuity payment determination. This would produce level annuity payments if the net investment factor remained constant at 4.50% per year. Subsequent variable annuity payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.50%. (See section entitled ‘Value of Annuity Unit’).

Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin annuity payments at least thirty days prior to the annuity commencement date.

Amount of Subsequent Variable Annuity Payments

The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account multiplied by the current annuity unit value for that sub-account. This dollar amount may increase or decrease from month to month.

Value of the Annuity Unit

The value of an annuity unit for each sub-account of the variable annuity account will vary to reflect the investment experience of the applicable portfolio(s). It will be determined by multiplying:

(a)	the value of the annuity unit for that sub-account for the preceding valuation date by;
(b)	the net investment factor (as defined in ‘Special Terms’) for that sub-account for the valuation date for which the annuity unit value is being calculated; and by
(c)

a factor that neutralizes the assumed investment return. This factor reverses the assumed investment return (AIR) which is used to calculate the initial variable payment and annuity units. It substitutes the performance of the underlying funds in place of the AIR to determine the increase or decrease in the value of the annuity units.

Transfers after you have Annuitized your Contract

After you annuitize, we hold amounts as “reserves” for our obligations to make annuity payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a sub-account of the variable annuity account, then the amount of your annuity payments will vary with the performance of that sub-account. Amounts held as annuity reserves may be transferred among the sub-accounts. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.

There are restrictions to such a transfer:

•	The transfer of an annuity reserve amount from any sub-account must be at least equal to $1,000 or the entire amount of the reserve remaining in that sub-account, if less.

•	Such transfers are limited to one per contract year.

•

We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the annuity payment subject to the transfer. A transfer request received less than 3 days prior to the annuity payment due date will be made as of the next annuity payment due date.

Upon request, we will provide you with annuity reserve amount information by sub-account.

A transfer will be made on the basis of annuity unit values. The number of annuity units being transferred from the sub-account will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

When we receive a request to make transfers of annuity reserves it will be effective for future annuity payments.

Death Benefits

Before Annuity Payments Begin

If you die before annuity payments begin, we will pay the death benefit to the beneficiary. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of any annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled “Other Contract Options” for the specific optional benefit details.

The value of the death benefit will be determined as of the valuation date coincident with or next following the day we receive due proof of death and any related information necessary. Any amounts due as a death benefit in excess of the contract value on the date we receive due proof of death will be directed into the general account, guaranteed term account or the sub-accounts of the variable annuity account, in the same proportion that each allocation bears to the contract value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. The death benefit will be equal to the greater of:

(a)	the contract value; or
(b)	the total amount of purchase payments, adjusted pro rata[1] for partial withdrawals (including any DSC or MVA that applied to the partial withdrawal); or
(c)

if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See the section titled “Optional Death Benefits” for details of this calculation.)

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the contract value) shall

[1]

The pro rata adjustment will be calculated by taking the total amount withdrawn, divided by the contract value prior to the withdrawal, and multiplying the result by the death benefit just prior to the withdrawal. For example:

(10,000 withdrawal / 90,000 contract value prior to the withdrawal) X 100,000 death benefit just prior to withdrawal = 11,111. So “b” equals: 100,000 – 11,111 = 88,889 continue to be affected by the portfolio performance as allocated by the contract owner. The beneficiary has the right to allocate or transfer any amount to any available portfolio option, subject to the same limitations imposed on the contract owner.

Surviving Spouse Option

If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse’s death. In addition, if a surviving spouse elects to assume his or her deceased spouse’s contract, there may be an adjustment to the contract value in the form of a death benefit.

Beneficiary other than the Surviving Spouse

If the designated beneficiary is a person other than the owner’s spouse, that beneficiary may: (1) elect an annuity option measured by a period not longer than that beneficiary’s life expectancy only so long as annuity payments begin not later than one year after the death, or (2) take the entire value in the contract within five years after death of the owner. If there is no designated beneficiary, then the entire value in the contract must be distributed within five years after death of the owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under the section 401(a)(9) of the Internal Revenue Code.

Note that changes made in the Setting Every Community Up For Retirement Act of 2019 (“SECURE Act”) may not allow the beneficiary of a qualified retirement or individual retirement annuity contract to elect to take payments over the beneficiary’s lifetime after the death of the owner, annuitant or participant. The SECURE Act changes were effective as of January 1, 2020. See the “Tax Qualified Programs” section of the prospectus for a more detailed discussion of the SECURE Act changes.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms.

If death occurs before Annuity Payments begin:

If:	Then:
The contract owner dies; and ● there is a surviving joint contract owner; and ● the annuitant is either living or deceased.	The joint contract owner receives the death benefit
The contract owner dies; and ● there is no joint contract owner; and ● the annuitant is either living or deceased.	The designated beneficiary receives the death benefit

The contract owner dies; and

●  there is no joint contract owner and

●  there is no designated beneficiary (or all of the beneficiaries pre-decease the contract owner); and

●  the annuitant is either living or deceased.

Contract owner’s estate receives the death benefit

If:	Then:
The annuitant dies; and ● contract owner is living	The contract owner may name a new annuitant
The annuitant dies; and ● the contract owner is a non-natural person, such as a trust	The designated beneficiary receives the death benefit.

Optional Death Benefits

Effective December 7, 2012, the following optional death benefit riders are no longer available for you to elect: Highest Anniversary Value (HAV) Death Benefit Option, 5% Death Benefit Increase (5% DBI) Option, Premier Death Benefit (PDB) Option, and Estate Enhancement Benefit (EEB) Option.

At the time you purchase your contract you may elect optional death benefits based on availability in your state. You must be 75 years old or less in order to elect these options and you must elect it when you submit your application. Once elected you may not cancel it. There is a particular charge associated with each optional death benefit. See “Optional Contract Rider Charges” for more information. Each optional contract feature may or may not be beneficial to you depending upon your circumstances. You should consult your tax advisor and your financial professional before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

The following chart provides an overview of the optional death benefit riders and combinations of riders that may be available to you, subject to state approval.

Optional Death Benefit Riders	Available if no Optional Living Benefit is Elected	Available if an Optional Living Benefit is Elected
HAV II	Yes	Yes
HAV II + PDB II	No	No
HAV II + EEB II	Yes	No
PDB II	Yes	No
PDB II + EEB II	Yes	No
EEB II	Yes	No

After the first contract anniversary following the effective date of HAV II, PDB II, or EEB II, purchase payments are limited to a cumulative total of $25,000, without our prior consent.

In determining the amount of death benefit available under HAV II, PDB II, and EEB II, certain values may be adjusted on a “Pro-rata Basis.” Values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the value that is being adjusted immediately prior to the withdrawal,
(b)	is the total amount withdrawn, including any applicable charges, and
(c)	is the contract value immediately prior to the withdrawal.

Highest Anniversary Value II (HAV II) Death Benefit Option

The HAV II death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The initial Highest Anniversary Value is equal to the purchase payments received on the rider effective date. Any credit enhancements are not included in the initial value. Thereafter, the Highest Anniversary Value will be determined on every contract anniversary prior to and including the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person). On the day your death benefit is determined, the Highest Anniversary Value is equal to the greater of:

(a)	the contract value; or

(b)

the previous Highest Anniversary Value increased by any purchase payments and reduced on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) for amounts withdrawn since the previous Highest Anniversary Value was determined.

There will be no further Highest Anniversary Values determined after the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person). However, where joint owners exist, if the surviving owner continues the contract after the death of the first owner, determination of new Highest Anniversary Values may resume on the next contract anniversary until the contract anniversary following the 80th birthday of surviving owner.

We reserve the right to limit the death benefit to the contract value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death. This may result in your beneficiary receiving a death benefit that is less than what the beneficiary may have otherwise been entitled to. In addition, you may have paid for a death benefit that may not ultimately be received in this circumstance.

This death benefit option will terminate on the earliest of:

•	the payment of all death benefits available under the contract or optional death benefit riders;

•	termination or surrender of the contract;

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

•	the contract value equals zero; or

•

the date of an ownership change or assignment under the contract unless: (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix M for examples of how this optional death benefit works.

Premier II Death Benefit Option

The Premier II death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 5% Increase Value.

The Highest Anniversary Value is determined in the manner described in the section entitled “Highest Anniversary Value II (HAV II) Death Benefit Option” above. The initial 5% Increase Value is equal to the purchase payments received on the rider effective date. Any credit enhancements are not included in the initial value. Thereafter, the 5% Increase Value is determined as follows:

Prior to and including the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a)	contract value in the general account and guaranteed term account; and
(b)

purchase payments and transfers into the variable annuity account less withdrawals and transfers out of the variable annuity account, accumulated at an interest rate of 5% compounded annually until the earlier of the date we receive proof of death or the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person) (the “Variable Portion”).

After the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), the 5% Increase Value is equal to the sum of:

(a)	contract value in the general account and guaranteed term account; and
(b)

the Variable Portion of the 5% Increase Value calculated as of the contract anniversary on or following the 80th birthday of the oldest owner (or the oldest annuitant in the case of an owner who is not a natural person), less withdrawals and transfers out of the variable annuity account after that date.

The 5% Increase Value shall not exceed 200% of the sum of purchase payments adjusted on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) for any amounts previously withdrawn.

We reserve the right to limit the death benefit to the contract value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death. This may result in your beneficiary receiving a death benefit that is less than what the beneficiary may have otherwise been entitled to. In addition, you may have paid for a death benefit that may not ultimately be received in this circumstance.

This death benefit option will terminate on the earliest of:

•	the payment of all death benefits available under the contract or optional death benefit riders;

•	termination or surrender of the contract;

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

•	the contract value equals zero; or

•

the date of an ownership change or assignment under the contract unless: (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix N for examples of how this optional death benefit works.

Estate Enhancement Benefit II (EEB II) Option

This optional contract rider may provide an additional amount to be added to the death benefit proceeds that become payable upon any owner’s death. It is designed to help pay expenses that may be due upon an owner’s death. We do not guarantee that the amounts provided by the EEB II option will be adequate to cover any such expenses that any heirs may have to pay. If any owner dies before annuity payments begin, we will pay the EEB II benefit of this contract to the beneficiary. If the owner of the contract is other than a natural person, such as a trust or other similar entity, we will pay the EEB II benefit to the beneficiary on the death of the annuitant.

The	EEB II benefit will be the EEB II Percentage (as described below) multiplied by the lesser of:

(a)	the contract value less purchase payments not previously withdrawn; or
(b)	200% of the sum of purchase payments adjusted on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) for any amounts previously withdrawn.

The EEB II Percentage depends on the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner). The age used in determining the EEB II benefit is determined at the time the rider is issued, and it will not be adjusted upon a change of owner or annuitant. If the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner) is less than 70 years at the time the rider is issued, the EEB II Percentage is equal to 40%. If the age of the oldest owner (or the oldest annuitant in the case of a non-natural owner) is 70 years or older at the time the rider is issued, the EEB II Percentage is equal to 25%.

The value of the EEB II benefit will be determined as of the valuation date coincident with or next following the day we receive proof of death at our home office. Any amounts due as an EEB II benefit will be paid as a death benefit adjustment and directed into the general account, guaranteed term account, and the sub-accounts of the variable annuity account based on the same proportion that each bears to the contract value on the date the benefit is calculated. If the contract value is less than purchase payments not previously withdrawn, the EEB II benefit is zero and no adjustment will apply.

If a surviving spouse is the sole beneficiary and elects to assume his or her deceased spouse’s contract, he or she may elect to:

(a)	have any amount due under the EEB II benefit paid and this rider will terminate; or
(b)	continue this rider such that the EEB II benefit is payable on his or her death instead of the death of the owner or annuitant, as applicable.

If no election is made within 30 days following the date we receive proof of death at our home office, the EEB II benefit, if any, will be paid and the rider terminated under option (a). Option (b) may only be exercised one time per contract, and will not be an option upon the death of the surviving spouse.

This rider will terminate on the earliest of:

•	the payment of the EEB II benefit available;

•	the payment of all death benefits available under the contract or optional death benefit riders;

•	termination or surrender of the contract;

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments;

•	the contract value equals zero; or

•

the date of an ownership change or assignment under the contract unless: (a) the new owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.

See Appendix O for examples of how this optional death benefit works.

Highest Anniversary Value Death Benefit Option

Effective December 7, 2012, this option is no longer available for you to elect.

•	You may only elect this option at the time your contract is issued.

•	Once you elect this option you may not terminate or cancel the option.

•	The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The highest anniversary value will be determined on every contract anniversary prior to and including the contract anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:

(a)	the contract value; or

(b)	the previous highest anniversary value increased by any purchase payments and reduced pro rata for amounts withdrawn since the previous highest anniversary value was determined.

Where joint owners exist, there will be no further highest anniversary values determined after the contract anniversary following the 80(th) birthday of the oldest joint owner. After the death of the first joint owner, determination of new highest anniversary values may resume on the next contract anniversary if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminated at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

Highest Anniversary Value Death Benefit Rider Illustration

Contract Anniversary	Age	Purchase Payments Adjusted for Withdrawals	Contract Value	Highest Anniversary Value	Death Benefit
0	65	10,000	10,000	10,000	10,000
1	66	10,000	9,000	10,000	10,000
2	67	10,000	8,000	10,000	10,000
3	68	10,000	9,000	10,000	10,000
4	69	10,000	11,000	11,000	11,000
5	70	10,000	13,500	13,500	13,500
6	71	9,473	9,000	12,789	12,789
7	72	9,473	10,000	12,789	12,789
8	73	9,473	12,000	12,789	12,789
9	74	9,473	14,000	14,000	14,000
10	75	9,473	12,000	14,000	14,000
11	76	9,473	15,000	15,000	15,000
12	77	9,473	17,000	17,000	17,000
13	78	9,473	19,000	19,000	19,000
14	79	9,473	21,200	21,200	21,200
15	80	9,473	23,000	23,000	23,000
16	81	9,473	24,000	23,000	24,000

To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 – 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 – 13,500 x 500 / 9,500 = 12,789.47. The adjusted highest anniversary value is still higher than the current contract value so the new highest anniversary value, and the resulting death benefit, is now $12,789.47.

On the 10th contract anniversary (owner age 75), the highest anniversary value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $14,000.

On the 15th contract anniversary (owner age 80), both the highest anniversary value and contract value are $23,000. Since this value exceeds the purchase payments adjusted for withdrawals ($9,473), the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the contract anniversary following the owner’s 80th birthday. On the 16th contract anniversary (owner age 81), for example, the highest anniversary value is not increased to the contract value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

5% Death Benefit Increase Option

Effective December 7, 2012, this option is no longer available for you to elect.

•	You may only elect this option at the time your contract is issued.

•	Once you elect this option you may not terminate or cancel the option.

•	The oldest contract owner, or oldest annuitant in the case where a non- natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The 5% Death Benefit Increase option provides for the calculation of a death benefit based on accumulation at a guaranteed interest rate for values in the variable annuity account. On the day your death benefit is determined, the 5% death benefit increase value is equal to the sum of:

(a)	the portion of the contract value in the general account and guaranteed term account; and

(b)

purchase payments and transfers into the variable annuity account, less withdrawals and transfers out of the variable annuity account, accumulated to the earlier of the date we receive due proof of death or the contract anniversary following your 80th birthday at an interest rate of 5%, compounded annually.

The 5% death benefit increase value shall not exceed 200% of the sum of purchase payments adjusted pro rata for any amounts previously withdrawn. If you die after the contract anniversary following your 80th birthday, the 5% death benefit increase value will be as of the contract anniversary following your 80th birthday, subject to the limit set forth above, less subsequent amounts withdrawn.

Where joint owners exist, there will be no further accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

5% Death Benefit Increase Rider Illustration

Contract Anniversary	Age	Purchase Payments Adjusted for Withdrawals	Contract Value	5% Death Benefit Increase Value	Death Benefit
0	65	10,000	10,000	10,000	10,000
1	66	10,000	9,000	10,500	10,500
2	67	10,000	8,000	11,025	11,025
3	68	10,000	9,000	11,576	11,576
4	69	10,000	11,000	12,155	12,155
5	70	10,000	13,500	12,763	13,500
6	71	9,473	9,000	12,901	12,901
7	72	9,473	10,000	13,546	13,546
8	73	9,473	12,000	14,223	14,223
9	74	9,473	14,000	14,934	14,934
10	75	9,473	12,000	15,681	15,681
11	76	9,473	15,000	16,465	16,465
12	77	9,473	17,000	17,289	17,289
13	78	9,473	19,000	18,153	19,000
14	79	9,473	21,200	18,947	21,200
15	80	9,473	23,000	18,947	23,000
16	81	9,473	24,000	18,947	24,000

To illustrate the 5% death benefit increase option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 –10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 – 500), with $12,901 as the resulting death benefit.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $15,681.

On the 14th contract anniversary (owner age 79), the 5% death benefit increase value reaches the maximum of 200% of purchase payments adjusted for withdrawals ($18,947). The contract value of $21,200 exceeds both the 5% death benefit increase value and the purchase payments adjusted for withdrawals ($9,473). For that reason, the death benefit is equal to $21,200.

After the 15th contract anniversary (owner ages 81 and older), the 5% death benefit increase value cannot exceed the 5% death benefit increase value for the contract anniversary following the owner’s 80th birthday. On the 16th contract anniversary (owner age 81), for example, the 5% death benefit increase value is not accumulated at 5%. Instead, the 5% death benefit increase value remains $18,947, the 5% death benefit increase value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

Premier Death Benefit Option

Effective December 7, 2012, this option is no longer available for you to elect.

•	You may only elect this option at the time your contract is issued.

•	Once you elect this option you may not terminate or cancel the option.

•	The oldest contract owner, or oldest annuitant in the case where a non- natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value or the 5% Death Benefit Increase value.

Where joint owners exist, there will be no further highest anniversary value determined or accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

Premier Death Benefit Rider Illustration

Contract Anniversary	Age	Purchase Payments Adjusted For Withdrawals	Contract Value	Highest Anniversary Value	5% Death Benefit Increase Value	Death Benefit
0	65	10,000	10,000	10,000	10,000	10,000
1	66	10,000	9,000	10,000	10,500	10,500
2	67	10,000	8,000	10,000	11,025	11,025
3	68	10,000	9,000	10,000	11,576	11,576
4	69	10,000	11,000	11,000	12,155	12,155
5	70	10,000	13,500	13,500	12,763	13,500
6	71	9,473	9,000	12,789	12,901	12,901
7	72	9,473	10,000	12,789	13,546	13,546
8	73	9,473	12,000	12,789	14,223	14,223
9	74	9,473	14,000	14,000	14,934	14,934
10	75	9,473	12,000	14,000	15,681	15,681
11	76	9,473	15,000	15,000	16,465	16,465
12	77	9,473	17,000	17,000	17,289	17,289
13	78	9,473	19,000	19,000	18,153	19,000
14	79	9,473	21,200	21,200	18,947	21,200
15	80	9,473	23,000	23,000	18,947	23,000
16	81	9,473	24,000	23,000	18,947	24,000

To illustrate the premier death benefit option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 – 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 – 13,500 x 500 / 9,500 = 12,789.47. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 – 500). The 5% death benefit increase value exceeds the contract value ($9,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($12,789) resulting in a death benefit equal to $12,901.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $15,681.

On the 15th contract anniversary (owner age 80), the highest anniversary value and contract value are equal and exceed both the purchase payments adjusted for withdrawals ($9,473) and 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), neither the highest anniversary value nor 5% death benefit increase value can exceed their respective values for the contract anniversary following the owner’s 80th birthday. On the 16th contract anniversary (owner age 81), the contract value exceeds the purchase payments adjusted for withdrawals ($9,473), the highest anniversary value ($23,000) and the 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to the $24,000 contract value.

Estate Enhancement Benefit (EEB) Option

Effective December 7, 2012, this option is no longer available for you to elect.

•	You may only elect this option at the time your contract is issued.

•	Once you elect this option you may not terminate or cancel the option.

•	The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any contract owner dies before annuity payments begin, we will pay the EEB to the beneficiary. If the contract owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the annuitant.

If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which are allocated to any fixed account or any of the guarantee periods of the guaranteed term account, may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the fixed amount options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.

For Example:

Assume a contract with a $10,000 purchase payment allocated entirely into the fixed account of the contract and the contract owner elects the EEB option. If the current interest rate credited for this fixed account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.

At the end of the first contract year, the contract owner will have a contract value in the fixed account of $10,325. Assuming the contract owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first contract year, the EEB benefit would be $130. This is arrived at in the following way: death benefit amount, in this case contract value ($10,325) less purchase payments not previously withdrawn ($10,000) equals $325; multiplied by 0.40%, which equals $130. The 200% “cap” of purchase payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.

Using the same assumptions as above, a contract owner who did not elect the EEB option would have received $25 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that contract owner would not receive the EEB benefit of $130.

The Estate Enhancement Benefit is calculated as follows:

If the age of the contract owner (or annuitant as applicable) is less than 70 years old as of the contract date, the EEB is equal to 40% of the lesser of:

(a)	the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b)	200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

If the age of the contract owner (or annuitant as applicable) is equal to or greater than 70 years old as of the contract date, the EEB is equal to 25% of the lesser of:

(a)	the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b)	200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

The age used in determining the EEB is determined at the time the contract is issued. Where joint owners exist, the age of the oldest joint owner as of the contract date will be used in determining the EEB. If the owner of the contract is other than a natural person, the age of the oldest annuitant as of the contract date will be used in determining the EEB.

The value of the EEB will be determined as of the valuation date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the general account, guaranteed term account, or the sub-accounts of the variable annuity account based on the same proportion that each bears in the contract value on the date the benefit is calculated.

If the surviving spouse of a deceased contract owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:

Option A:	Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or

Option B:	Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.

A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.

This rider will terminate on the earliest of:

•	the payment of the EEB available;

•	termination or surrender of the contract; or

•	the date on which the contract has been fully annuitized.

Death Benefit After Annuity Payments Begin

If the annuitant dies on or after annuity payments have started, we will pay whatever amount may be required by the terms of the annuity payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the annuitant’s death.

If the contract is held inside a qualified retirement plan or as an IRA, the changes made in the SECURE Act may impact these payment options. See the “Tax Qualified Programs” discussion for an explanation of the SECURE Act changes.

Abandoned Property Requirements

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of death benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the applicable state. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds if your beneficiary steps forward to claim it with the proper documentation.

Other Contract Options (Living Benefits)

We have suspended the availability of the following optional riders:

•	Guaranteed Minimum Income Benefit (effective October 4, 2013)

•	Encore Lifetime Income-Single (effective October 4, 2013)

•	Encore Lifetime Income-Joint (effective October 4, 2013)

•	Ovation Lifetime Income II-Single (effective October 4, 2013)

•	Ovation Lifetime Income II-Joint (effective October 4, 2013)

•	Ovation Lifetime Income-Single (effective May 15, 2012)

•	Ovation Lifetime Income-Joint (effective May 15, 2012)

•	Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)

•	Guaranteed Lifetime Withdrawal Benefit II-Single Option (effective May 15, 2009)

•	Guaranteed Lifetime Withdrawal Benefit II-Joint Option (effective May 15, 2009)

•	Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)

•	Guaranteed Income Provider Benefit (effective March 1, 2010)

Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as “living benefits” and may not be available in every state. We reserve the right to stop offering any or all of the contract options at any time. Before you elect a living benefit you should consider it’s specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract and what kind of assurances you are seeking in a benefit.

Other considerations may apply to your circumstances. There is also a specific charge associated with each contract option which is described in detail in the “Optional Contract Rider Charges” section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantee an investment return in your contract value nor do they guarantee that the income or amounts received will be sufficient to cover any individual’s particular needs. You should consider whether the benefits provided by the option and its costs (which reduce contract value) are consistent with your financial goals.

All living benefit options terminate once the contract moves into the payout phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial professional or tax advisor before making a determination.

Guaranteed Minimum Income Benefit (GMIB) Option

Effective October 4, 2013, this option is no longer available.

This optional rider is designed to provide a guaranteed minimum fixed annuity payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. It does not however, guarantee an investment return or any minimum contract value. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base (described below) is greater than the contract value. All requests to elect this option must be in writing on a form provided by us. You should also consider the following before electing this option:

•

Unlike GLWB and other “lifetime withdrawal benefit” riders which may allow you to take a certain amount of withdrawals without reducing the benefit you receive under the rider, all withdrawals under the GMIB rider reduce the benefit you receive from the rider. See the benefit base description below for additional details on how withdrawals impact the benefit base.

•

The GMIB is an annuitization benefit, not a withdrawal benefit. If you do not intend to annuitize your contract, you will not utilize the guaranteed fixed annuity benefit this option provides. If you do not intend to annuitize your contract, this option may not be appropriate for you.

•	If you anticipate having to make numerous withdrawals from the contract, the GMIB rider may not be appropriate.

•	If your contract is not eligible for the automatic payment phase (described below), any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.

•	Once you elect this option you may not cancel it.

•

After the first contract year following the GMIB effective date, purchase payments are limited to a cumulative total of $25,000, without our prior consent. This restriction does not apply to purchase payments made during the first contract year.

•

If available, you may elect this option when your contract is issued or within 30 days prior to any contract anniversary date. The option will be effective on either the issue date or a contract anniversary date.

•	The youngest contract owner (or annuitant, if a non-natural contract owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

•	The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 76 at the time the rider is issued, in order to elect this option.

•

You may not elect this option if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit rider.

•	If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

•	Your entire contract value must be allocated to an allocation plan approved by us while this option is in effect.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account and may not be available in every state.

The Benefit

This rider guarantees that on any benefit date (described below), your minimum monthly fixed annuity payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the fixed annuity payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from purchase payments by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note—some states impose a premium tax on amounts used to provide annuity payments. These taxes are deducted at annuitization from the amount available to provide annuity payments. This GMIB rider does not guarantee an investment return or any minimum contract value. See Appendix I for numerical examples of the GMIB rider.

If the owner is a natural person, the owner must also be named as an annuitant. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the annuitant(s).

The Benefit Dates

The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:

(a)	the later of the 10th contract anniversary following the rider effective date or the 10th contract anniversary following the last optional reset (described below), or

(b)	any contract anniversary subsequent to the date described in “a”, but prior to the contract anniversary following the oldest owner’s 90th birthday or the rider’s termination.

Exercising the Benefit

To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the contract value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled ‘Benefit Base’ and ‘Withdrawals’ for a complete description of how withdrawals impact the benefit base.

The fixed annuity payment amount will be the greater of:

(a)	the fixed annuity payment calculated under the terms of this rider based on the annuity payment option selected by the contract owner; or

(b)	the fixed annuity payment calculated under the terms of the base contract based on the same annuity payment option selected by the contract owner.

The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base is greater than the contract value.

Benefit Base

The benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000. It is important to remember, neither this rider nor the benefit base guarantee an investment return or any minimum contract value.

Highest Anniversary Value

If this rider is added on the contract date, the initial Highest Anniversary Value is equal to purchase payment(s) applied on the contract date. If added after the contract date, the initial Highest Anniversary Value is equal to the contract value on the rider effective date.

During each contract year, the Highest Anniversary Value will increase by any purchase payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the contract value is below the Highest Anniversary Value.

On every subsequent contract anniversary, up to and including the contract anniversary following the oldest contract owner’s 80th birthday, if the contract value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the contract value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they reduce the contract value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.

Roll-up Value

If the rider effective date is the same as the contract date, the initial Roll-up Value is equal to purchase payment(s) applied on the contract date. If the rider is added after the contract date, the initial Roll-up Value is equal to the contract value on the rider effective date.

Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for purchase payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the contract anniversary following the oldest owner’s 80th birthday.

Any amount withdrawn in a single contract year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior contract anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the contract year to exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the contract value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.

Required Minimum Distribution (RMD)

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar (tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the contract year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.

For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior contract anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior contract anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the owner will have withdrawn $6,500 for the 2009 contract year (April 1 to March 31). However, since the sum of the owner’s withdrawals for the 2009 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year’s withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the contract year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note—the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

Withdrawals

If you are considering purchasing this optional rider, please remember these important details:

•	Unlike GLWB and other “lifetime withdrawal benefit” riders which may allow you to take a certain amount of withdrawals without reducing the benefit you receive under the rider, all withdrawals under the GMIB rider reduce the benefit you receive from the rider. See the benefit base description above for additional details on how withdrawals impact the benefit base.

•

Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•

While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the section above entitled ‘Benefit Base’ for a complete description of how withdrawals impact the benefit base.

•

Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the contract value, the greater the reduction in the benefit base. See the section above entitled ‘Benefit Base’ for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

•

Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable sub-account in any proportion.

Subsequent Purchase Payments

Purchase payments after the first contract year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent.

Optional Reset of the Roll-up Value

Beginning with the third contract anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the contract value on the date of reset. The last date on which you can elect a reset is the contract anniversary following the oldest owner’s 80th birthday. A reset can only occur on a contract anniversary if the contract value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable contract anniversary. Please note: If you elect to reset, the next available benefit date will be the 10th contract anniversary following the date of the reset. In that case, you will not be able to exercise the GMIB until that benefit date. You may still elect to annuitize under the base contract at any time, however, you will not be able to utilize the benefit provided by this rider until the next benefit date.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

Automatic Payment Phase

Your contract will enter the automatic payment phase if your contract value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly annuity payments under a Life with a Period Certain of 60 months option based on the age of the oldest annuitant unless you select a different annuity payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable annuity payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. Your contract is not eligible for the automatic payment phase if in the year in which your contract value falls to zero immediately after a withdrawal or charge, or in any prior contract year, the cumulative withdrawals for the contract year exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary or the RMD amount. In the unlikely event your contract value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.

Annuity Payment Options

You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your contract value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled ‘Benefit Base’ for a detailed description of how a partial annuitization will impact the benefit base.

You may elect the GMIB to be paid under one of the following annuity payment options:

•	Life Annuity — annuity payments payable for the lifetime of the annuitant, ending with the last annuity payment due prior to the annuitant’s death.

•

Life with a Period Certain of 60 Months — annuity payments payable for the lifetime of the annuitant; provided, if the annuitant dies before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

•

Joint Life with 100% to Survivor — annuity payments payable for the joint lifetimes of the annuitant and designated joint annuitant. The annuity payments end with the last annuity payment due before the survivor’s death.

•

Joint Life with 100% to Survivor with a Period Certain of 60 Months — annuity payments payable for the joint lifetimes of the annuitant and joint annuitant; provided, if both annuitants die before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint owners are named, monthly fixed annuity payments will be made for the lifetime of the oldest joint owner. You may name a joint annuitant on the benefit date for purposes of a Joint Life option provided the joint annuitant is your spouse or the difference in ages of the annuitants is no more than 10 years.

Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of annuity payments. If the amount of the first annuity payment is less than $150, we may reduce the frequency of annuity payments to meet this minimum payment requirement.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option

(a) Current allowable sub-accounts:     When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate — Managed Volatility and Ivy Funds VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy Funds VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Funds Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan.

Spousal Continuation

If the contract owner dies and the contract to which this rider is attached is continued on the life of the contract owner’s spouse (as defined by federal law) pursuant to Internal Revenue Code Section 72(s)

and the terms of the contract, the rider will continue with the surviving spouse as owner and annuitant for purposes of this benefit.

Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new annuitant’s age will be used to determine the amount of fixed annuity payment available under this rider.

Rider Termination

This rider will terminate upon the earliest of:

(a)	the contract anniversary following the oldest owner’s 90th birthday; or

(b)

termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.); or

(c)

any change of owner or joint owner after the rider effective date; or, in the case of a non-natural owner, any change of annuitant, other than the addition of a joint annuitant as provided for under annuity payment options, after the rider effective date; or

(d)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(e)	the death of the owner or joint owner (or annuitant if the owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

(f)	the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Encore Lifetime Income-Single (Encore-Single) Option

Effective October 4, 2013, this option is no longer available.

Encore-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Single effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

Beginning 7 years after the Encore-Single effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

•	The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•

You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the Encore-Single effective date, purchase payments are limited to a cumulative total of $25,000, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

The Benefit

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owner’s, until the first death). The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the oldest owner (or the oldest annuitant, in the case of a non-natural owner) or the Encore-Single effective date. The Encore-Single effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

Calculating the Benefit Base

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Single effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Single exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

Benefit Base Enhancement

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Single effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

Calculating the GAI

The initial GAI will be equal to the benefit base on the Encore-Single effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the Encore-Single effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, and

(2)	is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

Age	Annual Income Percentage
through age 64	4.0%
65-79	5.0%
80+	6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Single effective date to a cumulative total of $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011, he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Single.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the ‘Interest Rate Swap’ rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Annuity Payments under Encore-Single

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the maturity date and the required beginning of annuity payments.

Effect of Payment of Death Benefit

If you die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Single rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary’s life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of the owner or any joint owner which we were not obligated to make by the terms of your contract and this rider.

Rider Termination

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Single effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change of owner or joint owner after the Encore-Single effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the Encore-Single effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

(e)	the date the benefit base is reduced to zero following the death of an owner.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Encore Lifetime Income-Joint (Encore-Joint) Option

Effective October 4, 2013, this option is no longer available.

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Joint effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

Beginning 7 years after the Encore-Joint effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

•	The oldest Designated Life (as defined below) must be under age 81 at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•

You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the Encore-Joint effective date, subsequent purchase payments are limited to a total of $25,000 in the aggregate, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

•	This rider may not be available under certain employer-sponsored qualified plans.

Designated Life, Joint Designated Life and Designated Lives

The “Designated Life” is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Encore-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Encore-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.

The Benefit

In each contract year, beginning at the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life, or the Encore-Joint effective date. The Encore-Joint effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

Calculating the Benefit Base

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Joint effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Joint exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

Benefit Base Enhancement

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Joint effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

Calculating the GAI

The initial GAI will be equal to the benefit base on the Encore-Joint effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the Encore-Joint effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, and

(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the Encore – Joint effective date, date of the purchase payment or reset date.

Age	Annual Income Percentage
through age 64	4.0%
65-79	5.0%
80 and older	6.0%

See Appendix J for examples of how the Annual Income Percentage is used to determine the GAI.

Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the annual income percentage shown above based on the age of the youngest Designated Life as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Joint effective date to $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

Please remember that withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if this contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011 he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Joint.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the ‘Interest Rate Swap’ rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Annuity Payments under Encore-Joint

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the maturity date and the required beginning of annuity payments.

Effect of Payment of Death Benefit

If you and the Joint Designated Life die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you and the Joint Designated Life die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Joint rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary’s life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of both Designated Lives.

Spousal Continuation

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date.

Rider Termination

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Joint effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change of the Designated Lives after the Encore-Joint effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

(e)	the date the benefit base is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Ovation Lifetime Income II-Single (Ovation II-Single) Option

Effective October 4, 2013, this option is no longer available.

Ovation II-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how this rider works.

Ovation II-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•	The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

If you take any withdrawals from the contract prior to the 10th contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

•	Once you elect this option you may not cancel it.

•	The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•

You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

The Benefit

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owner’s, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix L.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

Calculating the Benefit Base

Benefit Base Maximum

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

Benefit Base Enhancement

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% Benefit Base Guarantee

On the later of the 10th contract anniversary following the rider effective date, or the contract anniversary on or following the 70th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

(a)	is 200% of the initial benefit base,

(b)	is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

(c)	is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

Calculating the GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

(2)	is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

Age	Annual Income Percentage
through age 64	4.5%
65-74	5.0%
75-79	5.5%
80+	6.5%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

(a)	is the benefit base maximum of $5,000,000, and

(b)	is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

You should consider the following before taking a withdrawal under this contract or rider:

•

Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals Taken After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Single.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation II-Single

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the maturity date and the required beginning of annuity payments.

Rider Termination

Once you elect the Ovation II-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note — a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Ovation Lifetime Income II-Joint (Ovation II-Joint) Option

Effective October 4, 2013, this option is no longer available.

Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix L for examples of how the benefit base and GAI are calculated.

Ovation II-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•	The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

If available, you may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

If you take any withdrawals from the contract prior to the 10th contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70th birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

•	Once you elect this option you may not cancel it.

•	The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•

You may not elect this rider if you have selected the 5% Death Benefit Increase, Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

•	This rider may not be available under certain employer-sponsored qualified plans.

Designated Life, Joint Designated Life and Designated Lives

The “Designated Life” is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation II-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation II-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.

The Benefit

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how the benefit base and GAI are calculated are included in Appendix L.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

Calculating the Benefit Base

Benefit Base Maximum

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.

Benefit Base Enhancement

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 contract years following the rider effective date, you will not receive the benefit base enhancement for any contract year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% Benefit Base Guarantee

On the later of the 10th contract anniversary following the rider effective date, or the contract anniversary on or following the 70th birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

(a)	is 200% of the initial benefit base,

(b)	is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

(c)	is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.

Calculating the GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.

Age	Annual Income Percentage
through age 64	4.0%
65-74	4.5%
75-79	5.0%
80+	6.0%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

(a)	is the benefit base maximum of $5,000,000, and

(b)	is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

You should consider the following before taking a withdrawal under this contract or rider:

•

Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals Taken After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2012 contract year ending March 31, 2013 is $5,000. The RMDs for calendar years 2012 and 2013 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2012 and $2,000 in the first quarter of calendar year 2013, then the owner will have withdrawn $6,500 for the 2012 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2012 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2013, he or she takes it in the last quarter of 2012. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix L for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect the Ovation II rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation II-Joint.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation II-Joint

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation II-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the maturity date and the required beginning of annuity payments.

Spousal Continuation

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation II-Joint rider charge.

Rider Termination

Once you elect the Ovation II-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note — a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change to a Designated Life after the rider effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the date any death benefits are paid as a lump sum under the terms of the contract; or

(e)	the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Ovation Lifetime Income-Single (Ovation-Single) Option

Effective May 15, 2012, this option is no longer available.

Ovation-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner’s life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•	The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

If you take any withdrawals from the contract prior to the 10th contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

•	Once you elect this option you may not cancel it.

•	The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•	You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

The Benefit

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner’s death (or in the case of joint owner’s, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

Calculating the Benefit Base

Benefit Base Maximum

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

Benefit Base Enhancement

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% Benefit Base Guarantee

On the later of the 10th contract anniversary following the rider effective date, or the contract anniversary on or following the 70th birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

(a)	is 200% of the initial benefit base,

(b)	is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

(c)	is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

Calculating the GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

(2)	is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

Age	Annual Income Percentage
through age 64	4.5%
65 – 74	5.0%
75 – 79	5.5%
80+	6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

(a)	is the benefit base maximum of $5,000,000, and

(b)	is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

You should consider the following before taking a withdrawal under this contract or rider:

•

Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals Taken After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:     When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Single.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner.

Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation-Single

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the maturity date and the required beginning of annuity payments.

Rider Termination

Once you elect the Ovation-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note — a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Ovation Lifetime Income-Joint (Ovation-Joint) Option

Effective May 15, 2012, this option is no longer available.

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

•

Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

•	The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

•

Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

•

You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the rider effective date.

•

If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

•

If you take any withdrawals from the contract prior to the 10th contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70th birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

•	Once you elect this option you may not cancel it.

•	The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•	You may not elect this rider if you have selected the Premier Death Benefit, 5% Death Benefit Increase, Estate Enhancement Benefit or in combination with any other living benefit.

•	After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

•

This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.

•	This rider may not be available under certain employer-sponsored qualified plans.

Designated Life, Joint Designated Life and Designated Lives

The “Designated Life” is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the

Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.

The Benefit

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

The Benefit Date

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election, if the rider is elected after contract issue.

Calculating the Benefit Base

Benefit Base Maximum

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

Initial Benefit Base

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the rider effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

Benefit Base Enhancement

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.

200% Benefit Base Guarantee

On the later of the 10th contract anniversary following the rider effective date, or the contract anniversary on or following the 70th birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:

(a)	is 200% of the initial benefit base,

(b)	is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

(c)	is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.

If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

Calculating the GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the reset date, and

(b)	is equal to (1) multiplied by (2) where:

(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and

(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

The Annual Income Percentage

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.

Age	Annual Income Percentage
through age 64	4.5%
65-74	5.0%
75-79	5.5%
80+	6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

(a)	is the benefit base maximum of $5,000,000, and

(b)	is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

Withdrawals

You should consider the following before taking a withdrawal under this contract or rider:

•

Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•

A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

•	Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.

Adjustment for Withdrawals Taken After the Benefit Date

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the benefit base immediately prior to the excess portion of the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner’s withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

Contract Value Allocation Plan

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:     When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Joint.

Automatic Payment Phase

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation-Joint

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the maturity date and the required beginning of annuity payments.

Spousal Continuation

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation-Joint rider charge.

Rider Termination

Once you elect the Ovation-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

(a)

termination or surrender of the contract (Note — a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change to a Designated Life after the rider effective date; or

(c)	the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

(d)	the date any death benefits are paid as a lump sum under the terms of the contract; or

(e)	the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Guaranteed Income Provider Benefit (GIPB) Option

Effective March 1, 2010, this option is no longer available.

The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed, income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a contract value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.

•	If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.

•	You may elect this option when your contract is issued or within 30 days following any contract anniversary date. The option will be effective on either the issue date or contract anniversary date.

•	Once you elect this option you may not terminate or cancel the option.

•	The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

•	You may not elect this option in combination with any other living benefit.

This option may be exercised by the contract owner on or within 30 days following a contract anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the contract anniversary following the earlier of the oldest annuitant’s 90th birthday or the oldest contract owner’s 90th birthday. After that date the option and associated charge will automatically terminate. If the owner is a non-natural person, the age of the oldest annuitant is the basis for determining the benefit.

If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your contract value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire contract value. In addition, under the GIPB option, only a fixed annuity is available and only the following annuity options are available to you if you exercise the GIPB option:

•	Option 1 — Life Annuity

•	Option 2 — Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)

•	Option 3 — Joint and Last Survivor Annuity

The GIPB option is equal to a fixed annuity payment amount. The fixed annuity payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the annuity payment will depend on the annuity option selected, the amount applied and the age of the annuitant (and joint annuitant if applicable).

The Guaranteed Income Provider Basis is the greater of:

•

the Guaranteed Income Provider Highest Anniversary Value prior to the date annuity payments are elected, increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or

•	the Guaranteed Income Provider 5% Increase Value.

The Guaranteed Income Provider Highest Anniversary Value is equal to the greater of:

•	the contract value; or

•

the previous Guaranteed Income Provider Highest Anniversary Value increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.

The Guaranteed Income Provider Highest Anniversary Value will be determined on every contract anniversary starting with the contract anniversary on which this option was effective, up to and including the contract anniversary following your 85th birthday.

Reduction Procedure for the Guaranteed Income Provider Highest Anniversary Value:

A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:

(i)

On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary.

(ii)

On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the contract value just prior to the withdrawal or annuitization.

The Guaranteed Income Provider 5% Increase Value is equal to the sum of:

•	the portion of the contract value in the general account and all of the guarantee periods of the Guaranteed Term Account; and

•

Purchase Payments and transfers into the variable annuity account reduced for withdrawals, annuitizations and transfers out of the variable annuity account using the reduction procedure defined below, accumulated to the earlier of the date annuity payments are elected or the contract anniversary following your 85th birthday at an interest rate of 5%, compounded annually.

Please note, after the contract anniversary following your 85th birthday, the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the variable annuity account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

Reduction Procedure for the Guaranteed Income Provider 5% Increase Value:

A withdrawal, annuitization, or transfer out of the General Account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.

A withdrawal, annuitization, or transfer out of the variable annuity account will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as follows:

(i)

On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the variable annuity account, including the current withdrawal, annuitization, or transfer from the variable annuity account, occurring during the current contract year is less than or equal to 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary.

(ii)

On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the variable annuity account; occurring during the current contract year is greater than 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary. The pro rata adjustment will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the variable annuity account bears to the contract value in the variable annuity account just prior to the withdrawal, annuitization, or transfer.

At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the contract value as of the effective date of the option, plus any subsequent purchase payments received more than 12 months prior to the date annuity payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations.

Where joint owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value after the contract anniversary following the 85th birthday of the oldest joint owner. After the death of the first joint owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving joint owner continues the contract.

If a surviving spouse elects to assume his or her deceased spouse’s contract, this option and its associated charge will continue to be effective and based upon the new owner’s age as long as it is less than or equal to age 90. In the event the surviving spouse’s age is greater than 90, the option and its charge will automatically terminate.

This option and its associated charge will also terminate automatically in the following circumstances:

•	the contract is fully annuitized;

•	the contract is terminated or surrendered; or

•	the contract anniversary following the oldest contract owner or annuitant’s 90th birthday.

Guaranteed Minimum Withdrawal Benefit (GMWB) Option

Effective May 15, 2009, this option is no longer available.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed

Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.

•

Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your contract value as described below. Our obligation to pay you more than your contract value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.

•

You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GMWB effective date.

•

Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date and no further benefit will be available.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•	The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 81 at the time the rider becomes effective.

•

You may not elect this contract option if you have selected either the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits for your contract. In addition, you may not elect this contract option in combination with any other living benefit.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account.

The GMWB option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, regardless of underlying sub-account performance, during the contract’s deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix E.

In each contract year, you may withdraw up to the Guaranteed Annual Withdrawal (GAW) from your contract until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: “Guaranteed Withdrawal Benefit Enhancement” and “Guaranteed Withdrawal Benefit Reset Option”.

Calculating the Initial GWB and GAW

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.

Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawals exceed the GAW in a contract year, or as otherwise described below.

Adjustment for Subsequent Purchase Payments

The GWB will be increased by the amount of any subsequent purchase payments. The GAW will be recalculated and will be equal to the greater of: (a) GAW prior to the purchase payment; or (b) 7% of the new GWB determined at the time the subsequent purchase payment is applied. After the first contract year following the GMWB effective date we restrict the application of subsequent purchase payments to the GWB to $100,000 without our prior written approval.

Adjustments for Withdrawals

Each contract year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any contract year are less than the GAW, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.

Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one contract year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:

(a)	the contract value after the excess withdrawal; or

(b)	the GWB prior to the excess withdrawal less the amount of the withdrawal.

The GAW will also be adjusted to equal the lesser of:

(a)	GAW prior to the withdrawal; or

(b)	the greater of either:

(i)	7% of the recalculated GWB; or

(ii)	7% of the current contract value after the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

If the contract value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.

At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap”

rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB. In a declining market, withdrawals that exceed the GAW may substantially reduce your GWB and GAW.

Guaranteed Withdrawal Benefit Enhancement

If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third contract anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the total of the purchase payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.

Guaranteed Withdrawal Benefit Reset Option

Beginning with the third contract anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current contract value, if higher. If you elect to reset the GWB, the rider charge will be increased to the then current charge for each class of GMWB riders. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable contract anniversary. The GAW will also be re-calculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the contract anniversary.

Sub-Account Allocation

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

Effect of Payment of Death Benefit

If the contract owner dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary’s life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

Rider Termination
Beginning seven contract years after the GMWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next contract anniversary.

The contract option will automatically terminate at the earliest of the following:

•	if the GWB is reduced to zero; or

•	if the contract to which this rider is attached is surrendered, applied to provide annuity payments, or otherwise terminated; or

•	if the contract’s death benefits are paid as a lump sum to a beneficiary under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Annuity Payments

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If the GMWB option is still in effect and annuity payments are required to begin, you may choose an additional annuity option. This annuity option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point annuity payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

Guaranteed Lifetime Withdrawal Benefit (GLWB) Option

Effective August 1, 2010, this option is no longer available.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.

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Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

•	The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

•

You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB effective date.

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Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•

You may not elect this contract option if you have selected the 5% Death Benefit Increase or the Premier Death Benefit optional death benefits or the Guaranteed Income Provider Benefit or the Guaranteed Minimum Withdrawal Benefit in the same contract.

•

After the first contact year following the GLWB effective date, subsequent purchase payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent.

•	This rider may not be purchased for use with a “stretch” IRA or other “decedent” type account.

The GLWB option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner’s life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

Calculating the Initial GWB and GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, a withdrawal that exceeds the GAI in a contract year, Guaranteed Annual Income Reset or as otherwise described below.

Age	Annual Income Percentage
50-59	4.0%
60-69	5.0%
70-79	5.5%
80+	6.0%

These percentages apply for purchase payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple purchase payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a purchase payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent purchase payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any contract year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the contract value at the time of the withdrawal(s).

Adjustment for Subsequent Purchase Payments

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. After the first contract year following the GLWB effective date we restrict the application of subsequent purchase payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval.

Withdrawals

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

Adjustments for Withdrawals less than the Guaranteed Annual Income

Each contract year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in the general account and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

Adjustments for Withdrawals in excess of the Guaranteed Annual Income

Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GWB immediately prior to the excess portion of the withdrawal,

(b)	is the excess portion of the excess withdrawal amount, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the amount of the excess withdrawal, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Automatic Payment Phase

If the contract value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the contract owner or the death of any joint owner (or annuitant in the case of a non-natural owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.

Upon the death of the contract owner or any joint owner (or annuitant in the case of a non-natural owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Guaranteed Annual Income Reset

Beginning with the third contract anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a “Guaranteed Annual Income Reset” (GAI Reset) process. This GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:

(a)	is the GAI immediately prior to the GAI reset; and

(b)	is an amount equal to: (1) multiplied by (2) where:

1)	is the greater of the GWB or the contract value; and

2)	is the Annual Income Percentage based on the age of the oldest owner, (or oldest annuitant if a non-natural owner), at the time of the GAI reset.

In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

Sub-Account Allocation

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations.

There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

Effect of Payment of Death Benefit

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. No additional purchase payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

Rider Termination

Beginning seven contract years after the GLWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB may not be elected again until the next contract anniversary, subject to availability.

The GLWB option will automatically terminate at the earliest of the following:

•	the date of termination or surrender of the contract, or

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any change of the contract owner or joint contract owner after the GLWB effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB effective date; or

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

•	the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

•	the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Annuity Payments

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

Guaranteed Lifetime Withdrawal Benefit II-Single (GLWB II-Single) Option

Effective May 15, 2009, this option is no longer available.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner’s life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner’s 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed withdrawal Benefit described below.

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Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

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Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

•	If you take withdrawals prior to the Benefit Date or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

•	The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

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You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Single effective date.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•	You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

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After the first contact year following the GLWB II-Single effective date, subsequent purchase payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account.

The GLWB II-Single option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner’s life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the oldest contract owner (or oldest annuitant, in the case of a non-natural owner) or the GLWB II-Single effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

Calculating the Initial GWB and GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement or as otherwise described below.

Adjustment for Subsequent Purchase Payments

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to your contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval.

Withdrawals

•	Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

•

Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

•

Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

Withdrawals taken prior to the Benefit Date

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:

(a)	is the GWB immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

Withdrawals after the Benefit Date and less than the Guaranteed Annual Income

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year and the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”. If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner’s withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner’s withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”.

Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GWB immediately prior to the excess portion of the withdrawal,

(b)	is the excess portion of the withdrawal amount, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the excess portion of the withdrawal amount, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

Guaranteed Withdrawal Benefit Reset

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the oldest contract owner’s 86(th) birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event that you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II- Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.

You may elect to decline the automatic GWB reset. If you choose to do so, your GLWB II-Single rider charge will remain the same (i.e., the rider charge will not increase). You will be notified in writing at least 30 days prior to the automatic GWB reset date of your option to decline the automatic GWB reset. we must receive your written notification to decline an automatic GWB reset no less than 7 calendar days prior to the automatic reset date. Electing to decline an automatic GWB reset will serve as an election to cease any future automatic GWB resets until we receive a written instruction from you to reinstate the automatic GWB reset at the next automatic reset date.

Guaranteed Withdrawal Benefit Enhancement

This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased by 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Single and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

Please see Appendix G for examples.

Sub-Account Allocation

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

Effect of Payment of Death Benefit

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

Rider Termination

Beginning seven contract years after the GLWB II-Single effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Single option will automatically terminate at the earliest of the following:

•	the date of termination or surrender of the contract; or

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any change of the contract owner or joint contract owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB II-Single effective date; or

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

•	the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

•	the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Automatic Payment Phase

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of any joint owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the contract owner or the death of any joint owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Annuity Payments

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

Guaranteed Lifetime Withdrawal Benefit II-Joint (GLWB II-Joint) Option

Effective May 15, 2009, this option is no longer available.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II — Single Life Option. However its guarantee is over the lifetime of both “designated lives”, (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the 59th birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

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Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

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Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

•	If you take withdrawals prior to the Benefit Date, or in excess of the annual amount guaranteed, you will reduce the benefit you receive.

•	Both “Designated Lives” must be age 50 or over and must be under age 81 at the time the rider becomes effective.

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You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Joint effective date.

•	Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

•	You may not elect this contract option if you have selected the 5% Death Benefit Increase, Premier Death Benefit optional death benefit or in combination with any other living benefit.

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After the first contact year following the GLWB II-Joint effective date, subsequent purchase payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent.

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This rider may not be purchased for a: “stretch” IRA or other “decedent” type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate non-qualified contract.

The GLWB II-Joint option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of both designated lives, or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the youngest designated life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix G.

Designated Life, Joint Designated Life and Designated Lives

The “Designated Life” is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the designated life. All references to “Designated Lives” will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.

Calculating the Initial GWB and GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

Adjustment for Subsequent Purchase Payments

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to the contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval.

Withdrawals

•	Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

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Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and which may have tax consequences.

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Withdrawals will be taken pro rata from your values in any general account or other fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

Withdrawals taken prior to the Benefit Date

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:

(a)	is the GWB immediately prior to the withdrawal,

(b)	is the amount of the withdrawal, and

(c)	is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

Withdrawals after the Benefit Date and less than the Guaranteed Annual Income

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year or the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”. If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner’s withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner’s withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”.

Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GWB immediately prior to the excess portion of the withdrawal,

(b)	is the excess portion of the withdrawal amount, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

(a)	is the GAI prior to the withdrawal,

(b)	is the excess portion of the withdrawal amount, and

(c)	is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix G for examples of how withdrawals impact the benefit.

Guaranteed Withdrawal Benefit Reset

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life’s 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.

You may elect to decline the automatic GWB reset. If you choose to do so, your GLWB II-Joint rider charge will remain the same (i.e., the rider charge will not increase). You will be notified in writing at least 30 days prior to the automatic GWB reset date of your option to decline the automatic GWB reset. We must receive your written notification to decline an automatic GWB reset no less than 7 calendar days prior to the automatic reset date. Electing to decline an automatic GWB reset will serve as an election to cease any future automatic GWB resets until we receive a written instruction from you to reinstate the automatic GWB reset at the next automatic reset date.

Guaranteed Withdrawal Benefit Enhancement

This optional benefit also provides an enhancement to the benefit if you don’t take withdrawals from your contract for the first ten years you have the optional benefit. On each contract anniversary prior to your first withdrawal from the contract, and for a period of 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will not change the charge for your GLWB II-Joint and it will occur prior to the GWB reset on any contract anniversary where both are applicable.

Please see Appendix G for examples.

Sub-Account Allocation

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

(a)	100% allocation among allowable sub-accounts, or

(b)	100% allocation to the CustomChoice Allocation Option.

(a) Current allowable sub-accounts:    When you elect this rider, only certain sub-accounts are available to you for allocation of your funds outside of the CustomChoice Allocation Option. These are referred to as “allowable sub-accounts.” The allowable sub-accounts currently include: Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility. Each of the Ivy VIP Pathfinder Portfolios is a “Fund of Funds”, which means each portfolio invests in other underlying funds. The risks and objectives of each portfolio are described in detail in the Ivy Variable Insurance Portfolios prospectus which is attached to this Prospectus.

(b) The CustomChoice Allocation Option:    This option requires that you allocate purchase payments or your contract value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable sub-accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional purchase payments to the contract. If you do not make an additional purchase payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with this rider.

Effect of Payment of Death Benefit

If both Designated Lives die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Each of the available asset allocation model portfolios represents a combination of sub-accounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. The asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate form which will be provided to you when you elect the optional rider. There is no charge for the asset allocation models.

No personalized investment advice is provided in connection with the asset allocation program and you should not rely on the model allocations as providing individualized investment recommendations to you. This program is considered “static” because once you have selected an asset allocation model, the sub-accounts and the percentage of contract value allocated to each sub-account cannot be changed without your consent.

We do not change your original percentage allocations among the sub-accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models periodically to determine whether the model(s) should be revised in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the currently offered models. If so, the new models will only be offered to contracts issued on or after the date the new model goes into effect or to contract owners who elect an asset allocation program on or after that date. Contract owners of any existing asset allocation models may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Reset(s) will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

Spousal Continuation

If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:

(a)	the surviving spouse is also the Joint Designated Life, and

(b)	this rider is in effect at the time of the contract continuation.

Rider Termination

Beginning seven contract years after the GLWB II-Joint effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next contract anniversary, subject to availability.

The GLWB II-Joint option will automatically terminate at the earliest of the following:

•	the date of termination or surrender of the contract; or

•	any change to the Designated Lives after the GLWB II-Joint effective date; or

•	the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

•	the date any death benefits are paid as a lump sum under the terms of the contract; or

•	the date the GWB is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Automatic Payment Phase

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Annuity Payments

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

General Information

The Company — Minnesota Life Insurance Company

We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company” (“Minnesota Life”). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York), the District of Columbia and, Puerto Rico.

The Separate Account — Variable Annuity Account

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The separate account is registered as a “unit investment trust” with the SEC under the Investment Company Act of 1940.

The variable annuity account has sub-accounts to which you may allocate purchase payments. Each sub-account invests in shares of a corresponding portfolio. Additional sub-accounts may be added at our discretion.

The assets of the variable annuity account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the variable annuity account is entirely independent of the investment performance of our general account, amounts in the guaranteed term account and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

Changes to the Separate Account — Additions, Deletions or Substitutions

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the variable annuity account. If an investment in a portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another portfolio. Substitution may be with respect to existing accumulation values, future purchase payments or future annuity payments.

We also reserve the right to add, combine or remove any sub-accounts of the variable annuity account. Sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the sub-accounts of the variable annuity account. The addition of any investment option may be made available to existing contract owners on whatever basis we determine.

We also reserve the right, when permitted by law, to de-register the variable annuity account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the variable annuity account with one or more of our other separate accounts.

The portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the portfolio at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the portfolio at the same time or (iii) participating qualified plans to invest in shares of the portfolio at the same time as one or more life insurance companies. Neither the portfolio nor Minnesota Life currently foresees any disadvantage, but if the portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the portfolio’s Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell portfolio shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

Compensation Paid for the Sale of Contracts

Securian Financial Services, Inc. (“Securian Financial”), an affiliate of Minnesota Life, is the principal underwriter of the contract. Authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts are paid directly to the broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker- dealer. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus.

Commissions.

Commissions paid to broker-dealers, and indirectly to registered representatives, will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the contract owner at the time the purchase payment generating the commission is paid, and whether annuity payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of purchase payments, an asset-based (or “trail”) commission calculated as a percentage of contract value, or a combination of both. The maximum front-end base commission is 7.50% of purchase payments. We do not pay any additional compensation on the sale or exercise of any of the contract’s optional benefit riders offered.

Additional Payments

Broker-dealers also receive additional payments in the form of marketing allowances which equal 0.25% annually of contract values. The marketing allowances are intended to provide further encouragement to broker-dealers to sell contracts. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.75% of purchase payments.

Broker-dealers also receive additional cash payments. These payments may be for such things as: access to registered representatives and/or broker dealers; one-on-one wholesaler visits, or attendance and visibility at national/regional sales meetings or similar events; inclusion of our products on a broker-dealer’s “preferred list”; articles in broker-dealer or similar publications promoting our services or products; occasional meals and/or entertainment, tickets to sporting/other events, and other gifts; joint marketing campaigns, broker-dealer event participation/advertising; sponsorship of broker-dealer sales contests or promotions in which participants (including registered representatives) receive prizes such as travel, awards, merchandise or other recognition; sales support through the provision of hardware, software, or links to our websites from broker-dealer websites and other expense allowance or reimbursement; educational, due diligence, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships. In no event are total front-end commissions paid to broker-dealers in connection with the sales of contracts exceed 7.75% of purchase payments (i.e., loan commissions plus additional payments).

All of the compensation described here may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the contracts.

Payments Made by Underlying Mutual Funds

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund’s 12b-1 plan, under which the payments are deducted from the fund’s assets and described in the fee table included in the fund’s prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund’s investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life’s aggregation of all contract owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account’s omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund’s investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the separate account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers’ affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds’ investment advisers (or the advisers’ affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life’s profit will be greater the longer a contract is held and the greater a contract’s investment return.

The General Account and the Guaranteed Term Account

The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to our general account or one of the guarantee periods of the guaranteed term account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to those. Disclosures relating to interests in these options however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated or transferred to the general account or a guarantee period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.

The guaranteed term account is a separate account of Minnesota Life titled “Modified Guaranteed Annuity Fixed Separate Account”. There are no units in this separate account. Amounts allocated to this separate account do not participate in the investment gain or loss in the separate account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this separate account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its general account to this separate account to make up the difference. Minnesota Life also reserves the right to transfer to its general account any assets of this separate account in excess of the required reserves and liabilities. We maintain assets in this separate account for other Minnesota Life annuities.

Guarantee Periods of the Guaranteed Term Account.    There are four guarantee periods of the guaranteed term account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional guarantee periods at its discretion. It also may at any time stop accepting new purchase payments, transfers or renewals for a particular guarantee period. The guaranteed term account is not available in all states.

Contract owners may allocate purchase payments, or make transfers from or to guarantee periods at any time prior to the annuity commencement date as long as the guarantee period for such allocation does not extend past the contract maturity date. Minnesota Life establishes a separate entry in the guaranteed term account for accounting and interest rate purposes each time the contract owner allocates or transfers amounts to the guaranteed term account guarantee period option.

Renewals.    At the end of a guarantee period, the contract owner may establish a new guarantee period with the same guarantee period at the then current interest rate, select a different guaranteed term account guarantee period option or transfer the amounts to a variable annuity account option, or the general account or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC). You may make your election during the period 30 days prior to or immediately following the renewal date of each guarantee period without having the market value adjustment applied. If a renewal date falls on a non-valuation date, the next following valuation date shall be used.

If the contract owner does not specify the guarantee period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that guarantee period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the maturity date previously elected in the contract. The interest rate applicable to the new guarantee period may be higher or lower than the interest rate which was credited to the expired guarantee period. If, at the time of renewal, a guarantee period of the same duration is no longer available, Minnesota Life will select the next shortest available guarantee period. If no guarantee period of the guaranteed term account is available, we will allocate the funds to be renewed to the general account.

Transfers.    Prior to the annuity commencement date, the contract owner may transfer amounts between or among the guarantee periods of the guaranteed term account or from a guarantee period to the variable annuity account or general account options. Transfers prior to the end of a guarantee period may be subject to a market value adjustment, which is described below. The market value adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading “Transfers” in this Prospectus.

The contract owner must specify the guarantee period from or to which a transfer is to be made.

Withdrawals.    The contract owner may make withdrawals of, or may surrender amounts held in guarantee periods of the guaranteed term account at any time prior to death and prior to the start of annuity payments. Withdrawals from guarantee periods of the guaranteed term account will be made in the same manner and be subject to the same limitations as set forth under the heading “Withdrawals and Surrender” in this Prospectus. In addition, the following provisions apply to withdrawals from the guarantee periods of the guaranteed term account:

(1)

Minnesota Life reserves the right to defer payment of amounts withdrawn from guarantee periods of the guaranteed term account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract;

(2)	if there are multiple investment entries under a guarantee period of the guaranteed term account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and

(3)	the market value adjustment described above may apply to withdrawals from any guarantee period of the guarantee term account.

In the case of a contract surrender, the market value adjustment to each guarantee period option, if applicable, will be calculated using the full amount in that guarantee period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the owner. In the case of a withdrawal, the market value adjustment to each guarantee period option affected by the withdrawal will be calculated using the full amount to be taken from that guarantee period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the contract value remaining after payment of the requested amount.

Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading “Federal Tax Status”, in this Prospectus.

Market Value Adjustment.    Amounts surrendered, withdrawn, transferred or applied to provide annuity payments from a guarantee period of the guaranteed term account prior to the renewal date may be subject to a market value adjustment. The market value adjustment may increase or decrease the amount of the guarantee period value which is being transferred, withdrawn or surrendered.

The market value adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:

where	i =	Treasury Rate for the week prior to the date of allocation into the guarantee term account for a maturity equal to the guarantee period.

	j =	Treasury Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide annuity payments with a maturity equal to the number of whole months remaining in the guarantee period.

	n =	the number of whole months remaining in the guarantee period.

If a Treasury Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Treasury Rates with maturity closest to the period being measured. If Treasury Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.

We guarantee that the amount of the market value adjustment will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate for the guarantee period.

There will be no market value adjustment in the following situations:

(a)	transfers, withdrawals, surrenders and amounts applied to provide annuity payments occurring within 30 days prior to or immediately following the renewal date of each guarantee period;

(b)	amounts payable as a death benefit; and

(c)	amounts withdrawn from the guaranteed term account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.

However, amounts withdrawn or surrendered may be subject to the deferred sales charge.

Voting Rights

We will vote the portfolio shares held in the variable annuity account at shareholder meetings of the portfolios. We will vote shares attributable to contracts in accordance with instructions received from contract owners with voting interests in each sub-account of the variable annuity account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a contract owner may provide instructions will be calculated separately for each sub-account of the variable annuity account. One of the effects of proportional voting is that a small number of contract owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the contract value of the contract attributable to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account.

During the annuity period the annuitant holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you or the annuitant of a portfolio shareholders’ meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

Federal Tax Status

Introduction

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (“IRS”). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408(b), 408A or 457 of the Code. We discontinued issuing this annuity contract to Section 403(b) Plans on May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary(ies) may depend on the tax status of the individual concerned.

In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S. Department of the Treasury (the “Treasury Department”) and the Internal Revenue Service (“IRS”) clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside.

Furthermore, in Obergeffel v. Hodges, the U.S. Supreme Court ruled that the Fourteenth Amendment to the U.S. Constitution requires the States to license marriages between persons of the same sex and to recognize marriages of same sex couples performed lawfully in other states. The practical effect of this rule is that same sex marriages will now be recognized by the federal government and by each and every state. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stocks, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the premiums paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the owner may be entitled to reduced tax rates applicable to long term capital gains.

For variable annuity contracts, increases in contract values attributable to dividends and interest from underlying investment funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or annuity payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the owner to determine the timing of the receipt of taxable income. Note, however, that variable annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax advisor.

Taxation of Minnesota Life and the Variable Annuity Account

We are taxed as a “life insurance company” under the Internal Revenue Code (the “Code”). The operations of the variable annuity account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the variable annuity account or on capital gains arising from the variable annuity account’s activities. The variable annuity account is not taxed as a “regulated investment company” under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

Taxation of Annuity Contracts in General

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a income corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity: (i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

If you do not annuitize your nonqualified contract on or before the maturity date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you reach the maturity date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

Diversification Requirements

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the variable annuity account to be “adequately diversified” in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.

The variable annuity account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the variable annuity account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the variable annuity account to be deemed to be “adequately diversified”.

Ownership Treatment

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or investment advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

Taxation of Partial and Full Withdrawals

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the “investment in the contract” (i.e., purchase payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a variable annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the investment in the contract. This will also be true if you take withdrawals under one of the optional living benefit riders. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the “investment in the contract” to the individual’s balance in the retirement plan, generally the value of the annuity. The “investment in the contract” generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified plans, the “investment in the contract” can be zero.

Section 1035 Exchanges

An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC §1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a “Partial Exchange”). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.

Taxation of Annuity Payments

The taxable portion of an annuity payment is generally equal to the excess of the payment over the exclusion amount. In the case of a fixed annuity payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant’s life expectancy and the form of annuity benefit selected). The taxable portion of an annuity payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, annuity payments will be fully taxable.

Taxes Payable on Optional Riders

The GMWB, GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect these options a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes See “Taxation of Partial and Full Withdrawals”, then the full amount of these withdrawals are generally included in the taxpayer’s income.

Taxation of Death Benefit Proceeds

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a contract owner generally, are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner’s death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

As previously stated elsewhere in this prospectus, the SECURE Act changed death benefit options that are available to beneficiaries of annuity contracts held in qualified plans or IRA’s. Additional discussion of the changes can be found below.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.

Penalty Tax on Premature Distributions

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

•	where the taxpayer is 59 1/2 or older,

•	where payment is made on account of the taxpayer’s disability, or

•	where payment is made by reason of the death of the owner, and

•	in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For qualified plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of qualified plans, other tax penalties may apply to certain distributions.

Aggregation of Contracts

For purposes of determining a contract owner’s gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Assignment or Pledges

Transfers, assignments and certain designations of annuitants can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that:

(a)

if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b)	if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above will be considered satisfied with respect to any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death.

The owner’s “designated beneficiary”, who must be a natural person, is the person designated by the owner as a beneficiary. If the owner’s “designated beneficiary” is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules existed for qualified retirement and individual retirement annuity contracts prior to the SECURE Act becoming effective on January 1, 2020. See the “Tax Qualified Programs” discussion for an explanation of the SECURE Act changes.

Possible Changes in Taxation

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Tax Qualified Programs

The contract is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1⁄2 (subject to certain exceptions);

•	distributions that do not conform to specified minimum distribution rules; and

•	other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax-qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.

Any annuity contract that is part of a qualified retirement plan must comply with the required minimum distribution (“RMD”) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your qualified retirement plan contract after annuity payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract issued under a qualified plan who requests a partial withdrawal of the effects of such a withdrawal on the contract prior to processing the withdrawal.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a qualified contract, the riders cannot be paid out in violation of the minimum distribution rules of the code.

In accordance with recent changes in laws and regulations RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and benefits of any optional riders.

IRA Rollovers.    The Internal Revenue Service issued guidance effective on January 1, 2015 that limits the use of indirect rollovers for individual retirement accounts (IRA’s). As of that date, IRA account holders will be limited to one indirect rollover for all IRA accounts in any twelve month period. The twelve month period is measured from the date of the last indirect rollover. An indirect rollover occurs when you take a distribution in cash from your IRA with the intention of transferring it to another IRA within the 60 day period allowed under the Code. This new guidance does not affect direct rollovers where an unlimited number of transfers from one IRA trustee directly to another IRA trustee may be made in a twelve month period. You should consult your tax advisor regarding rollovers of annuity contracts held in IRA’s.

SECURE Act Changes

RMD Rules.    The SECURE Act changed the RMD rules for annuities held in qualified plans and IRA’s where Sections 401(a) and 457 apply. The changes impact the date when RMD’s must begin and limit the amount of time over which most beneficiaries of qualified plans and IRA’s may take distributions after the death of the plan participant or IRA contract owner.

For qualified plan participants and IRA account holders who turned age 70 1⁄2 prior to December 31, 2019, the prior rules apply, and they must begin taking distributions no later than the later of April 1 of the calendar year following the calendar year in which they: (i) reach age 70 1⁄2, or (ii) if they are still working, the date they retire. If the plan participant, or IRA contract owner, is a “5 percent Owner” of the business (as defined in the Code), the general rule is that they may not wait until they retire from working, they must begin taking distributions by April 1 of the year following the calendar year in which they reach 70 1⁄2.

For qualified plan participants and IRA account holders who turn age 70 1⁄2 after December 31, 2019, the SECURE Act rules apply, and they must begin taking distributions no later than the later of April 1 of the calendar year following the calendar year in which they: (i) reach age 72, or (ii) if they are still working, the date they retire. If the plan participant, or IRA contract owner, is a “5 percent Owner” of the business (as defined in the Code), the general rule is that they may not wait until they retire from working, they must begin taking distributions by April 1 of the year following the calendar year in which they reach 72.

The SECURE Act did not change the rules for distributions from Roth IRA’s, defined under Code Section 408A, where the plan participant or contract owner is not required to take distributions at any time prior to the Owner’s death.

Plan Participants and IRA contract owners should consult their tax professional prior to electing RMD distributions from their annuity contracts.

Beneficiary Distributions.    The SECURE Act also limited the ability of most non-spouse beneficiaries of qualified plans or IRA contracts to defer distributions over the beneficiary’s lifetime. This SECURE Act rule applies if the IRA contract owner dies after December 31, 2019. For most designated beneficiaries, other than the Owner’s spouse, the beneficiary must take the entire value in the annuity contract within ten years after death of the Owner. There are limited exceptions to the ten-year rule for spousal beneficiaries, beneficiaries who are minors, disabled beneficiaries and certain beneficiaries that are less than ten years younger than the deceased IRA contract Owner. These limited exceptions may allow the beneficiary to extend distributions beyond the ten-year limit imposed by the SECURE Act.

If the plan participant or IRA contract owner died prior to December 31, 2019, the beneficiary may still elect to take distributions over his or her lifetime under the prior law rules.

Beneficiaries should consult with their tax professional prior to deciding how to take distributions from an inherited qualified plan or IRA.

Withholding

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under Section 457(b). Distributions which may not be rolled over are those which are:

•	one of a series of substantially equal annual (or more frequent) payments made:

—	over the life or life expectancy of the employee,

—	over the joint lives or joint life expectancies of the employee and the employee’s designated beneficiary, or

—	for a specified period of ten years or more,

•	a required minimum distribution,

•	a hardship distribution, or

•	the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee’s surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

See Your Own Tax Adviser

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. Special rules are provided with respect to situations not discussed here. Should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information you should consult a tax adviser.

Performance Data

From time to time the variable annuity account may publish advertisements containing performance data relating to its sub-accounts. In the case of the money market portfolio, the variable annuity account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the portfolios first became available to the variable annuity account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying portfolios first became available to the variable annuity account under other contracts issued by us. The money market portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the variable annuity account are based on historical information of the portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the variable annuity account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. More detailed information on the computations is set forth in the Statement of Additional Information.

Cybersecurity

Our variable annuity product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the portfolios or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Statement of Additional Information

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:

General Information and History

Distribution of Contract

Performance

Independent Registered Public Accounting Firm

Registration Statement

Financial Statements

Appendix A — Condensed Financial Information and Financial Statements

The table below is designed to help you understand how the sub-account options have performed. It shows the value of a sub-account at the beginning and end of each period, as well as the number of sub-account units at the end of each period. A sub-account unit is also referred to as an Accumulation Unit. Each possible charge combination is reflected in the following tables. You should read the table in conjunction with the financial statements for the variable annuity account and the financial statements of Minnesota Life Insurance Company. The financial statements of the variable annuity account and the financial statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information.

1.25% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.29	$3.70	13,013,652
2019	$2.73	$3.29	14,721,786
2018	$2.93	$2.73	16,923,914
2017	$2.51	$2.93	19,530,622
2016	$2.60	$2.51	22,230,684
2015	$2.88	$2.60	24,145,125
2014	$3.08	$2.88	25,251,663
2013	$2.49	$3.08	25,408,106
2012	$2.11	$2.49	20,844,178
2011	$2.31	$2.11	16,283,529

Ivy VIP Balanced Sub-Account:
2020	$2.57	$2.90	4,589,750
2019	$2.13	$2.57	4,968,431
2018	$2.23	$2.13	5,302,526
2017	$2.03	$2.23	6,211,086
2016	$2.01	$2.03	7,176,361
2015	$2.05	$2.01	7,353,386
2014	$1.93	$2.05	7,838,029
2013	$1.58	$1.93	7,986,031
2012	$1.43	$1.58	5,633,933
2011	$1.40	$1.43	3,398,449

Ivy VIP Core Equity Sub-Account:
2020	$3.54	$4.25	8,289,468
2019	$2.73	$3.54	9,980,036
2018	$2.90	$2.73	11,301,268
2017	$2.43	$2.90	12,821,168
2016	$2.37	$2.43	14,483,807
2015	$2.42	$2.37	15,560,556
2014	$2.23	$2.42	16,568,224
2013	$1.69	$2.23	18,022,242
2012	$1.45	$1.69	12,656,127
2011	$1.44	$1.45	7,752,176

Ivy VIP Corporate Bond Sub-Account:
2020	$1.51	$1.65	51,670,204
2019	$1.36	$1.51	56,731,592
2018	$1.40	$1.36	64,796,073
2017	$1.37	$1.40	69,197,586
2016	$1.33	$1.37	68,306,048
2015	$1.34	$1.33	74,286,178
2014	$1.30	$1.34	80,114,512
2013	$1.35	$1.30	79,906,981
2012	$1.29	$1.35	56,916,182
2011	$1.22	$1.29	43,571,697

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Energy Sub-Account:
2020	$0.72	$0.45	2,575,242
2019	$0.70	$0.72	1,773,852
2018	$1.08	$0.70	1,691,534
2017	$1.26	$1.08	2,035,484
2016	$0.95	$1.26	1,967,346
2015	$1.23	$0.95	2,259,356
2014	$1.39	$1.23	2,194,565
2013	$1.10	$1.39	2,235,912
2012	$1.10	$1.10	1,941,308
2011	$1.23	$1.10	1,934,631

Ivy VIP Global Bond Sub-Account(a):
2020	$1.15	$1.23	3,330,648
2019	$1.06	$1.15	3,785,443
2018	$1.08	$1.06	4,059,903
2017	$1.05	$1.08	4,202,661
2016	$0.99	$1.05	4,590,879
2015	$1.03	$0.99	4,779,888
2014	$1.04	$1.03	4,866,795
2013	$1.04	$1.04	4,983,759
2012	$0.99	$1.04	3,196,967
2011	$1.00	$0.99	1,091,825

Ivy VIP Global Equity Income Sub-Account:
2020	$2.45	$2.50	4,047,567
2019	$2.02	$2.45	4,149,148
2018	$2.31	$2.02	4,705,231
2017	$2.03	$2.31	5,204,429
2016	$1.92	$2.03	5,996,533
2015	$1.98	$1.92	6,380,335
2014	$1.83	$1.98	7,368,745
2013	$1.43	$1.83	8,129,438
2012	$1.28	$1.43	7,208,020
2011	$1.36	$1.28	6,199,171

Ivy VIP Global Growth Sub-Account:
2020	$2.59	$3.08	3,861,234
2019	$2.08	$2.59	4,391,775
2018	$2.25	$2.08	5,120,023
2017	$1.83	$2.25	6,078,635
2016	$1.91	$1.83	7,191,007
2015	$1.87	$1.91	7,521,515
2014	$1.87	$1.87	8,447,122
2013	$1.59	$1.87	8,736,212
2012	$1.37	$1.59	7,340,572
2011	$1.49	$1.37	6,160,745

1.25% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Government Money Market Sub-Account:
2020	$1.00	$0.99	6,819,042
2019	$0.99	$1.00	6,143,702
2018	$0.99	$0.99	6,860,603
2017	$0.99	$0.99	6,305,364
2016	$1.01	$0.99	6,649,467
2015	$1.02	$1.01	9,006,842
2014	$1.03	$1.02	8,716,912
2013	$1.04	$1.03	9,698,372
2012	$1.06	$1.04	7,327,082
2011	$1.07	$1.06	6,937,186

Ivy VIP Growth Sub-Account:
2020	$4.01	$5.17	6,171,062
2019	$2.98	$4.01	7,542,197
2018	$2.95	$2.98	9,096,537
2017	$2.31	$2.95	11,230,983
2016	$2.31	$2.31	13,662,576
2015	$2.18	$2.31	15,202,000
2014	$1.97	$2.18	17,657,429
2013	$1.46	$1.97	20,474,233
2012	$1.32	$1.46	19,749,476
2011	$1.30	$1.32	18,832,195

Ivy VIP High Income Sub-Account:
2020	$2.44	$2.55	3,963,745
2019	$2.22	$2.44	4,327,122
2018	$2.30	$2.22	5,183,762
2017	$2.18	$2.30	6,008,043
2016	$1.90	$2.18	7,078,175
2015	$2.06	$1.90	8,630,695
2014	$2.04	$2.06	10,141,316
2013	$1.87	$2.04	10,960,094
2012	$1.60	$1.87	10,838,208
2011	$1.54	$1.60	11,042,948

Ivy VIP International Core Equity Sub-Account:
2020	$2.10	$2.22	8,595,735
2019	$1.79	$2.10	9,337,267
2018	$2.21	$1.79	10,415,087
2017	$1.82	$2.21	10,736,176
2016	$1.82	$1.82	12,432,801
2015	$1.86	$1.82	13,845,212
2014	$1.86	$1.86	15,267,080
2013	$1.50	$1.86	16,124,770
2012	$1.34	$1.50	15,528,119
2011	$1.58	$1.34	14,292,248

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.04	$1.07	25,450,514
2019	$1.01	$1.04	25,695,348
2018	$1.02	$1.01	26,525,476
2017	$1.02	$1.02	27,691,975
2016	$1.01	$1.02	26,161,065
2015	$1.01	$1.01	26,288,778
2014	$1.02	$1.01	26,664,610
2013	$1.03	$1.02	24,284,031
2012	$1.01	$1.03	9,316,166
2011	$1.00	$1.01	2,808,798

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Mid Cap Growth Sub-Account:
2020	$4.20	$6.19	3,445,387
2019	$3.09	$4.20	4,640,387
2018	$3.13	$3.09	5,538,526
2017	$2.50	$3.13	6,624,218
2016	$2.38	$2.50	7,681,799
2015	$2.56	$2.38	8,220,015
2014	$2.40	$2.56	8,657,397
2013	$1.87	$2.40	9,036,883
2012	$1.67	$1.87	6,406,721
2011	$1.70	$1.67	4,431,525

Ivy VIP Natural Resources Sub-Account:
2020	$0.92	$0.80	4,230,852
2019	$0.85	$0.92	4,153,872
2018	$1.13	$0.85	4,222,222
2017	$1.11	$1.13	5,152,662
2016	$0.91	$1.11	5,321,215
2015	$1.18	$0.91	6,310,052
2014	$1.38	$1.18	5,957,294
2013	$1.29	$1.38	6,008,862
2012	$1.28	$1.29	5,913,647
2011	$1.66	$1.28	5,133,718

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.93	$2.20	4,343,314
2019	$1.58	$1.93	4,751,098
2018	$1.67	$1.58	5,465,661
2017	$1.41	$1.67	6,345,091
2016	$1.37	$1.41	6,585,514
2015	$1.38	$1.37	7,024,817
2014	$1.33	$1.38	6,842,379
2013	$1.06	$1.33	6,893,724
2012	$0.96	$1.06	3,970,911
2011	$1.01	$0.96	3,921,137

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.52	$1.69	13,413,034
2019	$1.34	$1.52	14,877,912
2018	$1.39	$1.34	15,565,952
2017	$1.27	$1.39	18,237,478
2016	$1.25	$1.27	21,469,726
2015	$1.26	$1.25	23,993,170
2014	$1.23	$1.26	25,251,445
2013	$1.09	$1.23	26,212,712
2012	$1.03	$1.09	27,715,264
2011	$1.04	$1.03	24,957,735

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.31	$1.41	9,791,836
2019	$1.13	$1.31	9,937,945
2018	$1.19	$1.13	10,873,176
2017	$1.06	$1.19	11,232,274
2016	$1.05	$1.06	11,968,909
2015	$1.07	$1.05	9,076,122
2014	$1.05	$1.07	6,203,649
2013	$1.00	$1.05	1,285,442

1.25% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.70	$1.92	63,546,722
2019	$1.45	$1.70	73,363,102
2018	$1.53	$1.45	90,660,305
2017	$1.35	$1.53	107,059,696
2016	$1.32	$1.35	123,299,046
2015	$1.33	$1.32	131,015,241
2014	$1.29	$1.33	136,826,129
2013	$1.08	$1.29	144,400,116
2012	$1.00	$1.08	135,896,863
2011	$1.03	$1.00	110,991,723

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.36	$1.47	15,672,840
2019	$1.15	$1.36	17,139,538
2018	$1.22	$1.15	18,853,348
2017	$1.07	$1.22	19,411,646
2016	$1.06	$1.07	14,991,138
2015	$1.08	$1.06	11,596,959
2014	$1.05	$1.08	7,646,709
2013	$1.00	$1.05	2,137,582

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.80	$2.05	77,210,354
2019	$1.50	$1.80	89,908,817
2018	$1.60	$1.50	105,283,015
2017	$1.38	$1.60	126,065,779
2016	$1.34	$1.38	141,214,584
2015	$1.36	$1.34	150,144,497
2014	$1.31	$1.36	155,877,595
2013	$1.07	$1.31	162,415,823
2012	$0.98	$1.07	151,883,940
2011	$1.02	$0.98	125,805,239

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.25	$1.35	3,003,866
2019	$1.10	$1.25	2,160,831
2018	$1.15	$1.10	1,874,794
2017	$1.04	$1.15	1,837,405
2016	$1.04	$1.04	2,475,807
2015	$1.06	$1.04	1,805,562
2014	$1.04	$1.06	1,118,174
2013	$1.00	$1.04	65,543

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.62	$1.82	23,691,968
2019	$1.41	$1.62	28,933,819
2018	$1.46	$1.41	33,500,876
2017	$1.31	$1.46	39,608,704
2016	$1.29	$1.31	45,886,500
2015	$1.30	$1.29	49,239,906
2014	$1.27	$1.30	52,470,757
2013	$1.09	$1.27	56,799,753
2012	$1.02	$1.09	46,717,228
2011	$1.03	$1.02	40,125,149

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Science and Technology Sub-Account:
2020	$5.82	$7.78	2,234,096
2019	$3.94	$5.82	2,859,459
2018	$4.21	$3.94	3,494,726
2017	$3.23	$4.21	4,094,209
2016	$3.22	$3.23	5,133,724
2015	$3.35	$3.22	5,606,087
2014	$3.30	$3.35	5,972,878
2013	$2.14	$3.30	6,423,803
2012	$1.69	$2.14	5,311,528
2011	$1.82	$1.69	4,678,162

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.95	$2.83	911,405
2019	$2.40	$2.95	921,887
2018	$2.58	$2.40	1,077,457
2017	$2.48	$2.58	1,248,215
2016	$2.41	$2.48	1,402,811
2015	$2.33	$2.41	1,569,988
2014	$1.81	$2.33	1,969,863
2013	$1.81	$1.81	2,262,408
2012	$1.56	$1.81	2,053,590
2011	$1.50	$1.56	2,174,330

Ivy VIP Small Cap Core Sub-Account:
2020	$2.99	$3.16	3,557,022
2019	$2.43	$2.99	3,697,402
2018	$2.75	$2.43	4,203,425
2017	$2.45	$2.75	4,897,087
2016	$1.93	$2.45	5,741,393
2015	$2.06	$1.93	7,332,977
2014	$1.95	$2.06	8,841,363
2013	$1.48	$1.95	9,733,379
2012	$1.26	$1.48	10,419,966
2011	$1.47	$1.26	11,105,378

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.76	$3.75	6,396,423
2019	$2.27	$2.76	7,902,698
2018	$2.39	$2.27	8,626,040
2017	$1.97	$2.39	6,965,354
2016	$1.94	$1.97	7,614,363
2015	$1.92	$1.94	7,987,973
2014	$1.92	$1.92	9,003,408
2013	$1.35	$1.92	9,127,265
2012	$1.30	$1.35	7,112,519
2011	$1.48	$1.30	5,215,916

Ivy VIP Value Sub-Account:
2020	$2.66	$2.68	6,772,647
2019	$2.13	$2.66	6,993,584
2018	$2.33	$2.13	8,288,324
2017	$2.10	$2.33	9,859,216
2016	$1.91	$2.10	11,728,811
2015	$2.01	$1.91	13,835,753
2014	$1.84	$2.01	16,176,849
2013	$1.37	$1.84	19,305,375
2012	$1.17	$1.37	20,960,429
2011	$1.28	$1.17	23,340,414

1.35% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.24	$3.64	35,024
2019	$2.69	$3.24	38,315
2018	$2.89	$2.69	42,123
2017	$2.47	$2.89	46,276
2016	$2.57	$2.47	52,022
2015	$2.85	$2.57	57,999
2014	$3.05	$2.85	65,297
2013	$2.47	$3.05	73,421
2012	$2.10	$2.47	81,994
2011	$2.29	$2.10	76,943

Ivy VIP Balanced Sub-Account:
2020	$2.53	$2.85	28,397
2019	$2.10	$2.53	39,430
2018	$2.20	$2.10	50,631
2017	$2.00	$2.20	62,851
2016	$1.99	$2.00	69,842
2015	$2.02	$1.99	84,385
2014	$1.91	$2.02	104,131
2013	$1.56	$1.91	63,899
2012	$1.42	$1.56	79,350
2011	$1.39	$1.42	39,050

Ivy VIP Core Equity Sub-Account:
2020	$3.49	$4.18	40,383
2019	$2.70	$3.49	43,906
2018	$2.86	$2.70	83,875
2017	$2.40	$2.86	92,483
2016	$2.35	$2.40	101,845
2015	$2.39	$2.35	109,532
2014	$2.21	$2.39	120,324
2013	$1.68	$2.21	131,802
2012	$1.44	$1.68	143,970
2011	$1.43	$1.44	95,453

Ivy VIP Corporate Bond Sub-Account:
2020	$1.48	$1.62	90,551
2019	$1.34	$1.48	103,395
2018	$1.38	$1.34	118,760
2017	$1.35	$1.38	134,407
2016	$1.31	$1.35	121,913
2015	$1.33	$1.31	139,784
2014	$1.29	$1.33	161,393
2013	$1.34	$1.29	129,144
2012	$1.28	$1.34	154,791
2011	$1.21	$1.28	123,748

Ivy VIP Energy Sub-Account:
2020	$0.71	$0.44	6,934
2019	$0.70	$0.71	7,587
2018	$1.07	$0.70	8,294
2017	$1.24	$1.07	9,054
2016	$0.94	$1.24	9,871
2015	$1.22	$0.94	7,725
2014	$1.38	$1.22	8,426
2013	$1.10	$1.38	9,181
2012	$1.10	$1.10	9,992
2011	$1.22	$1.10	10,277

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Bond Sub-Account(a):
2020	$1.14	$1.22	1,499
2019	$1.06	$1.14	2,947
2018	$1.07	$1.06	4,460
2017	$1.04	$1.07	6,041
2016	$0.99	$1.04	7,693
2015	$1.03	$0.99	9,377
2014	$1.04	$1.03	11,185
2013	$1.03	$1.04	13,077
2012	$0.99	$1.03	15,058
2011	$1.00	$0.99	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.42	$2.46	52,779
2019	$1.99	$2.42	57,369
2018	$2.28	$1.99	62,263
2017	$2.00	$2.28	67,454
2016	$1.90	$2.00	72,942
2015	$1.96	$1.90	79,360
2014	$1.81	$1.96	85,558
2013	$1.42	$1.81	92,096
2012	$1.27	$1.42	98,995
2011	$1.35	$1.27	44,810

Ivy VIP Global Growth Sub-Account:
2020	$2.55	$3.03	17,443
2019	$2.05	$2.55	19,146
2018	$2.22	$2.05	20,992
2017	$1.80	$2.22	22,974
2016	$1.89	$1.80	25,104
2015	$1.85	$1.89	23,730
2014	$1.86	$1.85	25,882
2013	$1.58	$1.86	28,182
2012	$1.36	$1.58	30,638
2011	$1.48	$1.36	32,070

Ivy VIP Government Money Market Sub-Account:
2020	$0.98	$0.97	16,351
2019	$0.98	$0.98	18,177
2018	$0.97	$0.98	20,094
2017	$0.98	$0.97	22,104
2016	$0.99	$0.98	5,039
2015	$1.01	$0.99	5,457
2014	$1.02	$1.01	5,927
2013	$1.03	$1.02	6,423
2012	$1.05	$1.03	6,945
2011	$1.06	$1.05	7,494

Ivy VIP Growth Sub-Account:
2020	$3.95	$5.09	28,575
2019	$2.93	$3.95	31,479
2018	$2.91	$2.93	72,129
2017	$2.28	$2.91	80,216
2016	$2.28	$2.28	70,030
2015	$2.16	$2.28	77,135
2014	$1.95	$2.16	85,515
2013	$1.45	$1.95	94,661
2012	$1.31	$1.45	104,392
2011	$1.30	$1.31	114,500

1.35% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP High Income Sub-Account:
2020	$2.40	$2.51	43,345
2019	$2.19	$2.40	52,172
2018	$2.26	$2.19	62,071
2017	$2.15	$2.26	72,623
2016	$1.88	$2.15	71,072
2015	$2.03	$1.88	84,653
2014	$2.02	$2.03	103,781
2013	$1.86	$2.02	84,280
2012	$1.59	$1.86	93,026
2011	$1.53	$1.59	81,120

Ivy VIP International Core Equity Sub-Account:
2020	$2.07	$2.19	19,634
2019	$1.77	$2.07	21,645
2018	$2.18	$1.77	23,792
2017	$1.79	$2.18	26,069
2016	$1.80	$1.79	18,772
2015	$1.84	$1.80	20,495
2014	$1.84	$1.84	23,215
2013	$1.49	$1.84	26,526
2012	$1.33	$1.49	30,018
2011	$1.57	$1.33	35,032

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.03	$1.06	—
2019	$1.00	$1.03	—
2018	$1.01	$1.00	—
2017	$1.01	$1.01	—
2016	$1.00	$1.01	—
2015	$1.01	$1.00	—
2014	$1.01	$1.01	—
2013	$1.03	$1.01	—
2012	$1.01	$1.03	—
2011	$1.00	$1.01	—

Ivy VIP Mid Cap Growth Sub-Account:
2020	$4.14	$6.09	8,079
2019	$3.04	$4.14	8,836
2018	$3.09	$3.04	9,651
2017	$2.47	$3.09	10,523
2016	$2.36	$2.47	9,706
2015	$2.53	$2.36	9,538
2014	$2.38	$2.53	10,985
2013	$1.86	$2.38	12,710
2012	$1.66	$1.86	14,530
2011	$1.69	$1.66	15,090

Ivy VIP Natural Resources Sub-Account:
2020	$0.91	$0.79	4,248
2019	$0.84	$0.91	4,709
2018	$1.11	$0.84	5,215
2017	$1.09	$1.11	5,761
2016	$0.90	$1.09	6,853
2015	$1.17	$0.90	8,092
2014	$1.36	$1.17	9,703
2013	$1.28	$1.36	11,501
2012	$1.28	$1.28	26,609
2011	$1.65	$1.28	14,003

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.90	$2.17	—
2019	$1.57	$1.90	—
2018	$1.66	$1.57	—
2017	$1.40	$1.66	—
2016	$1.36	$1.40	—
2015	$1.37	$1.36	—
2014	$1.32	$1.37	—
2013	$1.06	$1.32	—
2012	$0.95	$1.06	—
2011	$1.01	$0.95	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.50	$1.67	16,052
2019	$1.33	$1.50	20,874
2018	$1.37	$1.33	28,372
2017	$1.26	$1.37	37,213
2016	$1.24	$1.26	46,480
2015	$1.25	$1.24	57,211
2014	$1.23	$1.25	69,292
2013	$1.08	$1.23	27,656
2012	$1.03	$1.08	34,247
2011	$1.03	$1.03	41,146

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.30	$1.40	—
2019	$1.12	$1.30	—
2018	$1.19	$1.12	—
2017	$1.06	$1.19	—
2016	$1.05	$1.06	—
2015	$1.07	$1.05	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.68	$1.90	27,331
2019	$1.43	$1.68	29,475
2018	$1.51	$1.43	31,746
2017	$1.34	$1.51	34,145
2016	$1.31	$1.34	36,671
2015	$1.32	$1.31	24,602
2014	$1.28	$1.32	26,238
2013	$1.08	$1.28	27,957
2012	$1.00	$1.08	—
2011	$1.03	$1.00	—

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.35	$1.46	—
2019	$1.14	$1.35	—
2018	$1.22	$1.14	—
2017	$1.07	$1.22	—
2016	$1.06	$1.07	—
2015	$1.08	$1.06	—
2014	$1.05	$1.08	—
2013	$1.00	$1.05	—

1.35% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.78	$2.02	—
2019	$1.49	$1.78	—
2018	$1.58	$1.49	—
2017	$1.37	$1.58	—
2016	$1.33	$1.37	—
2015	$1.35	$1.33	—
2014	$1.31	$1.35	—
2013	$1.07	$1.31	—
2012	$0.98	$1.07	—
2011	$1.02	$0.98	—

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.24	$1.34	—
2019	$1.09	$1.24	—
2018	$1.14	$1.09	—
2017	$1.03	$1.14	—
2016	$1.04	$1.03	—
2015	$1.06	$1.04	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.60	$1.79	—
2019	$1.39	$1.60	—
2018	$1.45	$1.39	—
2017	$1.30	$1.45	—
2016	$1.28	$1.30	—
2015	$1.29	$1.28	—
2014	$1.26	$1.29	—
2013	$1.09	$1.26	—
2012	$1.02	$1.09	—
2011	$1.03	$1.02	—

Ivy VIP Science and Technology Sub-Account:
2020	$5.73	$7.65	20,085
2019	$3.88	$5.73	21,892
2018	$4.15	$3.88	47,064
2017	$3.19	$4.15	52,299
2016	$3.18	$3.19	57,117
2015	$3.32	$3.18	62,500
2014	$3.27	$3.32	69,466
2013	$2.12	$3.27	76,835
2012	$1.68	$2.12	84,619
2011	$1.81	$1.68	80,356

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.91	$2.78	11,601
2019	$2.37	$2.91	12,637
2018	$2.54	$2.37	13,746
2017	$2.45	$2.54	14,927
2016	$2.38	$2.45	16,181
2015	$2.30	$2.38	14,931
2014	$1.79	$2.30	16,403
2013	$1.80	$1.79	18,050
2012	$1.55	$1.80	19,789
2011	$1.49	$1.55	23,054

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Core Sub-Account:
2020	$2.94	$3.10	11,236
2019	$2.40	$2.94	12,399
2018	$2.71	$2.40	13,632
2017	$2.42	$2.71	14,931
2016	$1.90	$2.42	8,745
2015	$2.04	$1.90	9,842
2014	$1.93	$2.04	11,290
2013	$1.47	$1.93	13,090
2012	$1.25	$1.47	8,141
2011	$1.46	$1.25	10,134

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.72	$3.69	9,696
2019	$2.23	$2.72	10,640
2018	$2.36	$2.23	11,660
2017	$1.94	$2.36	9,611
2016	$1.91	$1.94	10,532
2015	$1.90	$1.91	11,772
2014	$1.90	$1.90	13,526
2013	$1.34	$1.90	15,616
2012	$1.29	$1.34	17,822
2011	$1.47	$1.29	19,642

Ivy VIP Value Sub-Account:
2020	$2.62	$2.64	45,921
2019	$2.10	$2.62	50,338
2018	$2.30	$2.10	78,846
2017	$2.07	$2.30	87,024
2016	$1.89	$2.07	73,610
2015	$1.99	$1.89	81,123
2014	$1.82	$1.99	88,766
2013	$1.36	$1.82	97,011
2012	$1.16	$1.36	105,704
2011	$1.27	$1.16	68,532

1.40% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.21	$3.61	2,136,261
2019	$2.67	$3.21	2,414,971
2018	$2.87	$2.67	2,889,978
2017	$2.46	$2.87	3,475,319
2016	$2.56	$2.46	4,033,481
2015	$2.83	$2.56	4,986,041
2014	$3.03	$2.83	5,561,763
2013	$2.46	$3.03	5,858,331
2012	$2.09	$2.46	6,221,582
2011	$2.28	$2.09	5,476,390

1.40% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Balanced Sub-Account:
2020	$2.51	$2.83	810,979
2019	$2.09	$2.51	913,407
2018	$2.19	$2.09	1,032,370
2017	$1.99	$2.19	1,307,431
2016	$1.98	$1.99	1,504,416
2015	$2.01	$1.98	1,692,847
2014	$1.90	$2.01	1,794,940
2013	$1.56	$1.90	1,631,940
2012	$1.41	$1.56	1,538,201
2011	$1.39	$1.41	1,241,353

Ivy VIP Core Equity Sub-Account:
2020	$3.46	$4.14	1,057,691
2019	$2.68	$3.46	1,278,883
2018	$2.84	$2.68	1,433,010
2017	$2.39	$2.84	1,858,039
2016	$2.33	$2.39	1,962,356
2015	$2.38	$2.33	2,337,506
2014	$2.20	$2.38	2,662,103
2013	$1.67	$2.20	3,024,582
2012	$1.43	$1.67	3,095,338
2011	$1.43	$1.43	2,275,168

Ivy VIP Corporate Bond Sub-Account:
2020	$1.47	$1.61	6,923,835
2019	$1.33	$1.47	7,439,181
2018	$1.37	$1.33	8,549,872
2017	$1.34	$1.37	10,233,756
2016	$1.31	$1.34	10,499,724
2015	$1.32	$1.31	11,969,519
2014	$1.28	$1.32	13,459,967
2013	$1.33	$1.28	13,861,542
2012	$1.28	$1.33	13,008,107
2011	$1.21	$1.28	10,549,689

Ivy VIP Energy Sub-Account:
2020	$0.71	$0.44	686,743
2019	$0.69	$0.71	415,188
2018	$1.06	$0.69	393,328
2017	$1.24	$1.06	517,845
2016	$0.93	$1.24	551,478
2015	$1.21	$0.93	691,202
2014	$1.38	$1.21	702,595
2013	$1.09	$1.38	642,243
2012	$1.09	$1.09	682,767
2011	$1.22	$1.09	760,726

Ivy VIP Global Bond Sub-Account(a):
2020	$1.13	$1.21	348,209
2019	$1.05	$1.13	334,570
2018	$1.07	$1.05	421,232
2017	$1.04	$1.07	491,249
2016	$0.98	$1.04	459,187
2015	$1.02	$0.98	589,948
2014	$1.04	$1.02	661,154
2013	$1.03	$1.04	702,484
2012	$0.99	$1.03	451,961
2011	$1.00	$0.99	166,541

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Equity Income Sub-Account:
2020	$2.40	$2.44	790,520
2019	$1.97	$2.40	814,271
2018	$2.27	$1.97	919,697
2017	$1.99	$2.27	1,085,682
2016	$1.89	$1.99	1,355,760
2015	$1.95	$1.89	1,758,339
2014	$1.80	$1.95	2,113,614
2013	$1.41	$1.80	2,377,134
2012	$1.26	$1.41	2,462,788
2011	$1.34	$1.26	2,431,044

Ivy VIP Global Growth Sub-Account:
2020	$2.53	$3.01	755,894
2019	$2.04	$2.53	1,004,266
2018	$2.20	$2.04	1,119,414
2017	$1.79	$2.20	1,412,208
2016	$1.88	$1.79	1,725,110
2015	$1.84	$1.88	1,821,041
2014	$1.85	$1.84	1,989,328
2013	$1.57	$1.85	2,152,965
2012	$1.35	$1.57	2,248,158
2011	$1.48	$1.35	2,214,123

Ivy VIP Government Money Market Sub-Account:
2020	$0.97	$0.96	922,388
2019	$0.97	$0.97	1,111,204
2018	$0.97	$0.97	945,839
2017	$0.98	$0.97	1,255,217
2016	$0.99	$0.98	1,519,394
2015	$1.00	$0.99	1,948,754
2014	$1.02	$1.00	2,060,546
2013	$1.03	$1.02	2,189,417
2012	$1.04	$1.03	2,292,386
2011	$1.06	$1.04	2,242,563

Ivy VIP Growth Sub-Account:
2020	$3.92	$5.05	1,343,825
2019	$2.91	$3.92	1,651,897
2018	$2.89	$2.91	2,043,849
2017	$2.26	$2.89	2,660,432
2016	$2.27	$2.26	3,348,461
2015	$2.15	$2.27	3,783,155
2014	$1.95	$2.15	4,347,912
2013	$1.45	$1.95	5,049,490
2012	$1.30	$1.45	5,566,951
2011	$1.29	$1.30	5,394,962

Ivy VIP High Income Sub-Account:
2020	$2.38	$2.49	1,472,452
2019	$2.17	$2.38	1,615,697
2018	$2.25	$2.17	1,896,798
2017	$2.14	$2.25	2,352,166
2016	$1.87	$2.14	2,861,283
2015	$2.02	$1.87	3,247,773
2014	$2.01	$2.02	3,790,620
2013	$1.85	$2.01	3,927,225
2012	$1.58	$1.85	3,874,501
2011	$1.52	$1.58	3,879,591

1.40% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP International Core Equity Sub-Account:
2020	$2.05	$2.17	1,634,781
2019	$1.75	$2.05	1,699,428
2018	$2.16	$1.75	1,847,779
2017	$1.78	$2.16	2,198,170
2016	$1.79	$1.78	2,757,708
2015	$1.83	$1.79	3,208,367
2014	$1.83	$1.83	3,541,371
2013	$1.48	$1.83	3,658,693
2012	$1.33	$1.48	4,047,442
2011	$1.56	$1.33	3,514,358

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.03	$1.06	2,417,684
2019	$1.00	$1.03	2,475,103
2018	$1.01	$1.00	2,674,754
2017	$1.01	$1.01	3,010,424
2016	$1.00	$1.01	3,143,757
2015	$1.01	$1.00	2,794,727
2014	$1.01	$1.01	2,584,792
2013	$1.03	$1.01	2,496,870
2012	$1.01	$1.03	1,946,321
2011	$1.00	$1.01	841,301

Ivy VIP Mid Cap Growth Sub-Account:
2020	$4.11	$6.04	462,996
2019	$3.02	$4.11	681,995
2018	$3.07	$3.02	873,235
2017	$2.45	$3.07	1,117,783
2016	$2.34	$2.45	1,324,048
2015	$2.52	$2.34	1,468,118
2014	$2.37	$2.52	1,651,586
2013	$1.85	$2.37	1,791,190
2012	$1.65	$1.85	1,937,569
2011	$1.69	$1.65	1,832,880

Ivy VIP Natural Resources Sub-Account:
2020	$0.90	$0.78	1,294,966
2019	$0.84	$0.90	1,283,864
2018	$1.11	$0.84	1,256,646
2017	$1.09	$1.11	1,735,753
2016	$0.89	$1.09	1,921,098
2015	$1.17	$0.89	2,477,130
2014	$1.36	$1.17	2,552,818
2013	$1.28	$1.36	2,821,926
2012	$1.27	$1.28	2,973,385
2011	$1.64	$1.27	2,763,409

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.89	$2.16	354,936
2019	$1.56	$1.89	369,970
2018	$1.65	$1.56	457,074
2017	$1.40	$1.65	549,635
2016	$1.35	$1.40	656,302
2015	$1.37	$1.35	790,660
2014	$1.32	$1.37	632,202
2013	$1.05	$1.32	767,505
2012	$0.95	$1.05	700,152
2011	$1.01	$0.95	539,067

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.49	$1.66	1,171,425
2019	$1.32	$1.49	1,275,868
2018	$1.37	$1.32	1,698,456
2017	$1.25	$1.37	1,975,217
2016	$1.24	$1.25	2,585,129
2015	$1.25	$1.24	2,338,667
2014	$1.22	$1.25	2,748,574
2013	$1.08	$1.22	3,020,289
2012	$1.03	$1.08	2,854,454
2011	$1.03	$1.03	2,626,736

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.30	$1.40	787,264
2019	$1.12	$1.30	1,025,878
2018	$1.18	$1.12	1,340,659
2017	$1.06	$1.18	1,857,877
2016	$1.05	$1.06	1,226,642
2015	$1.07	$1.05	703,277
2014	$1.05	$1.07	335,586
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.67	$1.89	9,147,572
2019	$1.43	$1.67	10,405,126
2018	$1.51	$1.43	12,904,621
2017	$1.33	$1.51	15,718,590
2016	$1.30	$1.33	18,615,488
2015	$1.32	$1.30	19,691,959
2014	$1.28	$1.32	22,144,220
2013	$1.07	$1.28	22,774,473
2012	$1.00	$1.07	24,039,577
2011	$1.02	$1.00	20,634,150

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.34	$1.45	2,446,255
2019	$1.14	$1.34	2,625,232
2018	$1.22	$1.14	3,028,291
2017	$1.07	$1.22	3,646,097
2016	$1.06	$1.07	3,009,742
2015	$1.08	$1.06	1,222,534
2014	$1.05	$1.08	374,545
2013	$1.00	$1.05	24,460

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.77	$2.01	12,315,116
2019	$1.48	$1.77	14,181,281
2018	$1.57	$1.48	18,457,525
2017	$1.37	$1.57	22,500,019
2016	$1.33	$1.37	28,754,630
2015	$1.34	$1.33	29,151,587
2014	$1.30	$1.34	29,561,200
2013	$1.07	$1.30	29,604,667
2012	$0.98	$1.07	29,086,257
2011	$1.02	$0.98	25,596,937

1.40% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.24	$1.34	269,691
2019	$1.09	$1.24	34,919
2018	$1.14	$1.09	123,768
2017	$1.03	$1.14	213,402
2016	$1.03	$1.03	1,036,499
2015	$1.06	$1.03	580,387
2014	$1.04	$1.06	595,717
2013	$1.00	$1.04	14,775

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.59	$1.78	2,535,975
2019	$1.38	$1.59	2,753,711
2018	$1.44	$1.38	3,460,758
2017	$1.30	$1.44	3,897,676
2016	$1.27	$1.30	4,702,326
2015	$1.29	$1.27	4,749,772
2014	$1.26	$1.29	5,153,326
2013	$1.08	$1.26	6,443,375
2012	$1.01	$1.08	6,531,156
2011	$1.03	$1.01	5,859,850

Ivy VIP Science and Technology Sub-Account:
2020	$5.68	$7.58	548,703
2019	$3.85	$5.68	698,434
2018	$4.12	$3.85	888,013
2017	$3.17	$4.12	1,082,280
2016	$3.16	$3.17	1,272,671
2015	$3.30	$3.16	1,589,243
2014	$3.25	$3.30	1,785,869
2013	$2.11	$3.25	2,106,861
2012	$1.67	$2.11	2,279,406
2011	$1.80	$1.67	2,063,396

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.89	$2.76	316,814
2019	$2.35	$2.89	321,756
2018	$2.53	$2.35	387,153
2017	$2.43	$2.53	527,633
2016	$2.36	$2.43	653,750
2015	$2.29	$2.36	840,089
2014	$1.78	$2.29	1,105,925
2013	$1.79	$1.78	1,291,043
2012	$1.54	$1.79	1,263,919
2011	$1.49	$1.54	1,269,422

Ivy VIP Small Cap Core Sub-Account:
2020	$2.92	$3.08	674,537
2019	$2.38	$2.92	708,632
2018	$2.70	$2.38	776,328
2017	$2.40	$2.70	1,059,402
2016	$1.89	$2.40	1,353,801
2015	$2.03	$1.89	1,740,169
2014	$1.92	$2.03	2,006,794
2013	$1.46	$1.92	2,180,106
2012	$1.25	$1.46	2,541,455
2011	$1.45	$1.25	2,611,575

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.70	$3.66	1,092,801
2019	$2.22	$2.70	1,282,722
2018	$2.34	$2.22	1,457,761
2017	$1.93	$2.34	1,225,795
2016	$1.90	$1.93	1,495,661
2015	$1.89	$1.90	1,574,026
2014	$1.89	$1.89	1,908,480
2013	$1.34	$1.89	2,067,948
2012	$1.29	$1.34	2,375,777
2011	$1.46	$1.29	2,061,693

Ivy VIP Value Sub-Account:
2020	$2.60	$2.61	1,270,572
2019	$2.09	$2.60	1,477,578
2018	$2.28	$2.09	1,659,645
2017	$2.06	$2.28	2,338,596
2016	$1.88	$2.06	2,781,214
2015	$1.98	$1.88	3,249,074
2014	$1.81	$1.98	3,772,361
2013	$1.36	$1.81	4,237,825
2012	$1.16	$1.36	4,758,620
2011	$1.27	$1.16	5,072,035

1.50% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.16	$3.55	235,240
2019	$2.64	$3.16	275,024
2018	$2.83	$2.64	366,142
2017	$2.43	$2.83	429,194
2016	$2.53	$2.43	324,815
2015	$2.80	$2.53	534,883
2014	$3.00	$2.80	698,779
2013	$2.44	$3.00	748,717
2012	$2.07	$2.44	727,392
2011	$2.27	$2.07	762,347

Ivy VIP Balanced Sub-Account:
2020	$2.47	$2.78	128,876
2019	$2.06	$2.47	130,668
2018	$2.16	$2.06	130,374
2017	$1.97	$2.16	170,283
2016	$1.96	$1.97	281,033
2015	$1.99	$1.96	277,575
2014	$1.88	$1.99	219,594
2013	$1.54	$1.88	211,880
2012	$1.40	$1.54	136,146
2011	$1.38	$1.40	97,365

1.50% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Core Equity Sub-Account:
2020	$3.40	$4.08	139,411
2019	$2.64	$3.40	152,869
2018	$2.80	$2.64	158,967
2017	$2.36	$2.80	195,385
2016	$2.31	$2.36	285,861
2015	$2.36	$2.31	233,043
2014	$2.18	$2.36	274,305
2013	$1.66	$2.18	368,357
2012	$1.42	$1.66	660,945
2011	$1.42	$1.42	740,183

Ivy VIP Corporate Bond Sub-Account:
2020	$1.45	$1.58	411,703
2019	$1.31	$1.45	436,663
2018	$1.36	$1.31	462,073
2017	$1.32	$1.36	546,179
2016	$1.29	$1.32	673,460
2015	$1.31	$1.29	569,833
2014	$1.27	$1.31	819,873
2013	$1.32	$1.27	976,087
2012	$1.27	$1.32	1,034,441
2011	$1.20	$1.27	1,019,624

Ivy VIP Energy Sub-Account:
2020	$0.70	$0.43	82,536
2019	$0.68	$0.70	79,474
2018	$1.05	$0.68	117,202
2017	$1.22	$1.05	132,622
2016	$0.92	$1.22	89,024
2015	$1.20	$0.92	76,706
2014	$1.37	$1.20	92,490
2013	$1.08	$1.37	98,860
2012	$1.09	$1.08	105,175
2011	$1.21	$1.09	110,850

Ivy VIP Global Bond Sub-Account(a):
2020	$1.12	$1.20	160,128
2019	$1.04	$1.12	147,064
2018	$1.06	$1.04	145,425
2017	$1.03	$1.06	140,454
2016	$0.98	$1.03	136,189
2015	$1.02	$0.98	208,967
2014	$1.03	$1.02	162,823
2013	$1.03	$1.03	89,964
2012	$0.98	$1.03	47,949
2011	$1.00	$0.98	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.36	$2.40	82,712
2019	$1.94	$2.36	124,074
2018	$2.24	$1.94	126,305
2017	$1.96	$2.24	140,354
2016	$1.86	$1.96	148,188
2015	$1.93	$1.86	143,144
2014	$1.78	$1.93	219,618
2013	$1.40	$1.78	255,280
2012	$1.25	$1.40	248,799
2011	$1.34	$1.25	277,118

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Growth Sub-Account:
2020	$2.49	$2.96	76,480
2019	$2.01	$2.49	109,282
2018	$2.17	$2.01	111,883
2017	$1.77	$2.17	138,854
2016	$1.85	$1.77	190,191
2015	$1.82	$1.85	184,549
2014	$1.83	$1.82	207,075
2013	$1.56	$1.83	223,068
2012	$1.34	$1.56	237,372
2011	$1.47	$1.34	234,308

Ivy VIP Government Money Market Sub-Account:
2020	$0.96	$0.95	39,179
2019	$0.95	$0.96	43,746
2018	$0.95	$0.95	46,823
2017	$0.96	$0.95	67,753
2016	$0.98	$0.96	95,791
2015	$0.99	$0.98	139,297
2014	$1.01	$0.99	154,255
2013	$1.02	$1.01	143,695
2012	$1.04	$1.02	149,980
2011	$1.05	$1.04	146,362

Ivy VIP Growth Sub-Account:
2020	$3.86	$4.96	145,915
2019	$2.87	$3.86	188,370
2018	$2.85	$2.87	169,316
2017	$2.23	$2.85	217,479
2016	$2.24	$2.23	345,567
2015	$2.12	$2.24	355,304
2014	$1.93	$2.12	382,801
2013	$1.43	$1.93	492,169
2012	$1.29	$1.43	827,084
2011	$1.28	$1.29	986,320

Ivy VIP High Income Sub-Account:
2020	$2.34	$2.45	286,094
2019	$2.14	$2.34	304,333
2018	$2.22	$2.14	306,663
2017	$2.11	$2.22	442,569
2016	$1.84	$2.11	623,689
2015	$2.00	$1.84	668,132
2014	$1.99	$2.00	759,346
2013	$1.83	$1.99	758,875
2012	$1.57	$1.83	696,629
2011	$1.51	$1.57	719,272

Ivy VIP International Core Equity Sub-Account:
2020	$2.02	$2.13	124,702
2019	$1.73	$2.02	197,007
2018	$2.13	$1.73	194,130
2017	$1.76	$2.13	169,748
2016	$1.77	$1.76	202,004
2015	$1.81	$1.77	224,235
2014	$1.81	$1.81	214,966
2013	$1.47	$1.81	229,232
2012	$1.32	$1.47	234,741
2011	$1.55	$1.32	213,184

1.50% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.02	$1.05	38,320
2019	$0.99	$1.02	43,573
2018	$1.00	$0.99	40,997
2017	$1.00	$1.00	38,967
2016	$1.00	$1.00	29,608
2015	$1.00	$1.00	36,933
2014	$1.01	$1.00	81,801
2013	$1.03	$1.01	91,122
2012	$1.01	$1.03	47,195
2011	$1.00	$1.01	—

Ivy VIP Mid Cap Growth Sub-Account:
2020	$4.05	$5.95	85,933
2019	$2.98	$4.05	119,536
2018	$3.03	$2.98	95,896
2017	$2.42	$3.03	107,664
2016	$2.32	$2.42	167,382
2015	$2.50	$2.32	160,181
2014	$2.35	$2.50	197,210
2013	$1.84	$2.35	213,304
2012	$1.64	$1.84	186,960
2011	$1.68	$1.64	201,931

Ivy VIP Natural Resources Sub-Account:
2020	$0.89	$0.77	112,585
2019	$0.83	$0.89	114,433
2018	$1.09	$0.83	105,141
2017	$1.08	$1.09	168,478
2016	$0.88	$1.08	207,914
2015	$1.15	$0.88	214,628
2014	$1.35	$1.15	263,950
2013	$1.27	$1.35	281,880
2012	$1.26	$1.27	267,237
2011	$1.63	$1.26	308,857

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.87	$2.13	143,756
2019	$1.54	$1.87	144,185
2018	$1.63	$1.54	144,935
2017	$1.38	$1.63	159,370
2016	$1.34	$1.38	161,366
2015	$1.36	$1.34	159,041
2014	$1.31	$1.36	163,189
2013	$1.05	$1.31	165,164
2012	$0.95	$1.05	68,010
2011	$1.00	$0.95	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.48	$1.64	49,739
2019	$1.31	$1.48	49,502
2018	$1.35	$1.31	48,650
2017	$1.24	$1.35	49,257
2016	$1.23	$1.24	48,416
2015	$1.24	$1.23	48,943
2014	$1.22	$1.24	51,591
2013	$1.08	$1.22	52,932
2012	$1.02	$1.08	52,549
2011	$1.03	$1.02	51,814

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.29	$1.39	—
2019	$1.12	$1.29	—
2018	$1.18	$1.12	—
2017	$1.05	$1.18	—
2016	$1.05	$1.05	—
2015	$1.07	$1.05	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.66	$1.86	219,482
2019	$1.41	$1.66	248,452
2018	$1.49	$1.41	520,065
2017	$1.32	$1.49	632,946
2016	$1.29	$1.32	656,823
2015	$1.31	$1.29	732,168
2014	$1.27	$1.31	755,396
2013	$1.07	$1.27	783,733
2012	$0.99	$1.07	748,698
2011	$1.02	$0.99	592,899

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.33	$1.44	100,336
2019	$1.14	$1.33	98,351
2018	$1.21	$1.14	98,661
2017	$1.06	$1.21	103,207
2016	$1.05	$1.06	109,665
2015	$1.08	$1.05	—
2014	$1.05	$1.08	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.75	$1.98	493,583
2019	$1.46	$1.75	500,856
2018	$1.56	$1.46	519,277
2017	$1.35	$1.56	581,939
2016	$1.32	$1.35	567,897
2015	$1.33	$1.32	791,740
2014	$1.29	$1.33	822,218
2013	$1.06	$1.29	851,510
2012	$0.97	$1.06	707,339
2011	$1.02	$0.97	757,094

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.23	$1.33	—
2019	$1.09	$1.23	—
2018	$1.13	$1.09	—
2017	$1.03	$1.13	—
2016	$1.03	$1.03	—
2015	$1.05	$1.03	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

1.50% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.57	$1.76	154,920
2019	$1.37	$1.57	141,608
2018	$1.43	$1.37	155,731
2017	$1.28	$1.43	278,753
2016	$1.26	$1.28	856,108
2015	$1.28	$1.26	848,177
2014	$1.25	$1.28	859,866
2013	$1.08	$1.25	866,482
2012	$1.01	$1.08	858,840
2011	$1.03	$1.01	737,864

Ivy VIP Science and Technology Sub-Account:
2020	$5.59	$7.46	87,634
2019	$3.80	$5.59	113,042
2018	$4.07	$3.80	118,967
2017	$3.13	$4.07	126,822
2016	$3.13	$3.13	149,276
2015	$3.27	$3.13	156,995
2014	$3.22	$3.27	170,448
2013	$2.09	$3.22	242,150
2012	$1.66	$2.09	302,835
2011	$1.79	$1.66	301,538

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.84	$2.71	54,501
2019	$2.32	$2.84	60,751
2018	$2.49	$2.32	66,062
2017	$2.40	$2.49	73,111
2016	$2.34	$2.40	186,521
2015	$2.26	$2.34	132,686
2014	$1.77	$2.26	151,853
2013	$1.77	$1.77	183,461
2012	$1.53	$1.77	263,120
2011	$1.48	$1.53	282,907

Ivy VIP Small Cap Core Sub-Account:
2020	$2.87	$3.03	61,830
2019	$2.35	$2.87	64,032
2018	$2.66	$2.35	82,691
2017	$2.37	$2.66	67,806
2016	$1.87	$2.37	128,174
2015	$2.01	$1.87	90,269
2014	$1.91	$2.01	101,374
2013	$1.45	$1.91	107,726
2012	$1.24	$1.45	161,647
2011	$1.44	$1.24	182,184

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.66	$3.60	113,197
2019	$2.18	$2.66	154,522
2018	$2.31	$2.18	117,628
2017	$1.91	$2.31	126,369
2016	$1.88	$1.91	180,274
2015	$1.87	$1.88	169,931
2014	$1.87	$1.87	191,770
2013	$1.33	$1.87	213,365
2012	$1.28	$1.33	211,236
2011	$1.45	$1.28	222,746

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Value Sub-Account:
2020	$2.56	$2.57	168,113
2019	$2.06	$2.56	204,847
2018	$2.25	$2.06	193,406
2017	$2.03	$2.25	217,383
2016	$1.85	$2.03	334,813
2015	$1.96	$1.85	292,755
2014	$1.79	$1.96	305,834
2013	$1.34	$1.79	335,295
2012	$1.15	$1.34	361,996
2011	$1.26	$1.15	370,310

1.60% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.11	$3.49	419,888
2019	$2.60	$3.11	457,430
2018	$2.79	$2.60	520,376
2017	$2.40	$2.79	618,936
2016	$2.50	$2.40	671,329
2015	$2.77	$2.50	702,814
2014	$2.97	$2.77	1,060,618
2013	$2.41	$2.97	1,099,533
2012	$2.06	$2.41	1,342,717
2011	$2.25	$2.06	1,359,475

Ivy VIP Balanced Sub-Account:
2020	$2.43	$2.73	301,472
2019	$2.03	$2.43	327,217
2018	$2.13	$2.03	397,953
2017	$1.94	$2.13	291,133
2016	$1.93	$1.94	279,292
2015	$1.97	$1.93	389,220
2014	$1.86	$1.97	343,259
2013	$1.53	$1.86	368,723
2012	$1.39	$1.53	301,269
2011	$1.37	$1.39	333,862

Ivy VIP Core Equity Sub-Account:
2020	$3.35	$4.01	216,899
2019	$2.60	$3.35	243,533
2018	$2.76	$2.60	281,125
2017	$2.33	$2.76	311,364
2016	$2.28	$2.33	362,888
2015	$2.33	$2.28	380,600
2014	$2.16	$2.33	494,977
2013	$1.64	$2.16	553,208
2012	$1.41	$1.64	573,101
2011	$1.41	$1.41	607,717

1.60% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Corporate Bond Sub-Account:
2020	$1.43	$1.56	262,705
2019	$1.29	$1.43	558,434
2018	$1.34	$1.29	600,060
2017	$1.31	$1.34	801,100
2016	$1.28	$1.31	664,531
2015	$1.29	$1.28	788,780
2014	$1.26	$1.29	1,044,583
2013	$1.31	$1.26	1,374,344
2012	$1.26	$1.31	1,508,265
2011	$1.19	$1.26	1,545,327

Ivy VIP Energy Sub-Account:
2020	$0.69	$0.43	90,814
2019	$0.67	$0.69	117,070
2018	$1.04	$0.67	164,647
2017	$1.21	$1.04	202,480
2016	$0.91	$1.21	198,353
2015	$1.19	$0.91	219,234
2014	$1.35	$1.19	244,011
2013	$1.08	$1.35	242,982
2012	$1.08	$1.08	259,317
2011	$1.21	$1.08	247,180

Ivy VIP Global Bond Sub-Account(a):
2020	$1.11	$1.19	111,779
2019	$1.04	$1.11	229,008
2018	$1.05	$1.04	231,440
2017	$1.03	$1.05	267,945
2016	$0.97	$1.03	158,200
2015	$1.02	$0.97	161,894
2014	$1.03	$1.02	160,091
2013	$1.03	$1.03	150,373
2012	$0.98	$1.03	101,815
2011	$1.00	$0.98	84,394

Ivy VIP Global Equity Income Sub-Account:
2020	$2.32	$2.36	110,858
2019	$1.92	$2.32	180,347
2018	$2.20	$1.92	203,273
2017	$1.94	$2.20	263,371
2016	$1.84	$1.94	266,468
2015	$1.91	$1.84	331,897
2014	$1.77	$1.91	450,620
2013	$1.39	$1.77	484,200
2012	$1.24	$1.39	584,094
2011	$1.33	$1.24	635,235

Ivy VIP Global Growth Sub-Account:
2020	$2.45	$2.91	109,260
2019	$1.98	$2.45	98,865
2018	$2.14	$1.98	189,856
2017	$1.75	$2.14	223,685
2016	$1.83	$1.75	322,049
2015	$1.80	$1.83	303,899
2014	$1.81	$1.80	376,510
2013	$1.54	$1.81	468,905
2012	$1.33	$1.54	533,963
2011	$1.46	$1.33	535,215

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Government Money Market Sub-Account:
2020	$0.94	$0.93	56,250
2019	$0.94	$0.94	54,511
2018	$0.94	$0.94	53,192
2017	$0.95	$0.94	54,578
2016	$0.97	$0.95	50,899
2015	$0.98	$0.97	54,570
2014	$1.00	$0.98	98,032
2013	$1.01	$1.00	166,248
2012	$1.03	$1.01	194,257
2011	$1.04	$1.03	177,195

Ivy VIP Growth Sub-Account:
2020	$3.80	$4.88	163,533
2019	$2.83	$3.80	191,912
2018	$2.81	$2.83	277,458
2017	$2.21	$2.81	320,677
2016	$2.21	$2.21	320,545
2015	$2.10	$2.21	444,490
2014	$1.91	$2.10	555,171
2013	$1.42	$1.91	674,004
2012	$1.28	$1.42	810,962
2011	$1.27	$1.28	899,186

Ivy VIP High Income Sub-Account:
2020	$2.31	$2.41	431,839
2019	$2.11	$2.31	476,820
2018	$2.19	$2.11	603,182
2017	$2.08	$2.19	568,522
2016	$1.82	$2.08	486,652
2015	$1.98	$1.82	713,233
2014	$1.98	$1.98	656,204
2013	$1.82	$1.98	696,201
2012	$1.56	$1.82	770,882
2011	$1.50	$1.56	885,990

Ivy VIP International Core Equity Sub-Account:
2020	$1.99	$2.10	159,491
2019	$1.70	$1.99	222,016
2018	$2.10	$1.70	245,764
2017	$1.74	$2.10	314,043
2016	$1.75	$1.74	313,264
2015	$1.79	$1.75	348,245
2014	$1.79	$1.79	388,911
2013	$1.46	$1.79	391,271
2012	$1.31	$1.46	497,838
2011	$1.54	$1.31	512,697

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.01	$1.04	110,679
2019	$0.99	$1.01	159,491
2018	$0.99	$0.99	123,031
2017	$1.00	$0.99	138,882
2016	$0.99	$1.00	178,551
2015	$1.00	$0.99	189,963
2014	$1.01	$1.00	193,065
2013	$1.03	$1.01	218,085
2012	$1.01	$1.03	174,684
2011	$1.00	$1.01	66,500

1.60% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.99	$5.86	102,390
2019	$2.94	$3.99	109,075
2018	$2.99	$2.94	134,275
2017	$2.40	$2.99	170,784
2016	$2.29	$2.40	210,543
2015	$2.47	$2.29	221,117
2014	$2.33	$2.47	304,418
2013	$1.82	$2.33	323,050
2012	$1.63	$1.82	358,802
2011	$1.67	$1.63	346,030

Ivy VIP Natural Resources Sub-Account:
2020	$0.88	$0.76	251,874
2019	$0.81	$0.88	215,162
2018	$1.08	$0.81	226,206
2017	$1.06	$1.08	244,967
2016	$0.87	$1.06	316,962
2015	$1.14	$0.87	277,295
2014	$1.34	$1.14	533,847
2013	$1.26	$1.34	557,940
2012	$1.26	$1.26	737,261
2011	$1.62	$1.26	750,687

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.85	$2.11	158,978
2019	$1.52	$1.85	159,194
2018	$1.62	$1.52	159,537
2017	$1.37	$1.62	387,593
2016	$1.33	$1.37	387,753
2015	$1.35	$1.33	373,956
2014	$1.31	$1.35	372,094
2013	$1.04	$1.31	370,072
2012	$0.95	$1.04	367,545
2011	$1.00	$0.95	345,223

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.46	$1.62	31,270
2019	$1.29	$1.46	30,941
2018	$1.34	$1.29	81,927
2017	$1.23	$1.34	89,228
2016	$1.22	$1.23	77,428
2015	$1.23	$1.22	75,458
2014	$1.21	$1.23	533,512
2013	$1.07	$1.21	535,382
2012	$1.02	$1.07	537,256
2011	$1.03	$1.02	537,881

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.28	$1.38	—
2019	$1.11	$1.28	335,958
2018	$1.17	$1.11	335,958
2017	$1.05	$1.17	335,958
2016	$1.05	$1.05	335,958
2015	$1.07	$1.05	333,334
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.64	$1.84	276,360
2019	$1.40	$1.64	345,011
2018	$1.48	$1.40	343,986
2017	$1.31	$1.48	356,751
2016	$1.28	$1.31	327,565
2015	$1.30	$1.28	321,734
2014	$1.27	$1.30	428,166
2013	$1.06	$1.27	431,977
2012	$0.99	$1.06	422,113
2011	$1.02	$0.99	152,895

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.33	$1.43	—
2019	$1.13	$1.33	—
2018	$1.21	$1.13	—
2017	$1.06	$1.21	—
2016	$1.05	$1.06	—
2015	$1.08	$1.05	—
2014	$1.05	$1.08	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.73	$1.96	227,464
2019	$1.45	$1.73	227,564
2018	$1.54	$1.45	465,742
2017	$1.34	$1.54	566,265
2016	$1.31	$1.34	591,336
2015	$1.33	$1.31	576,070
2014	$1.29	$1.33	471,672
2013	$1.06	$1.29	473,437
2012	$0.97	$1.06	475,223
2011	$1.02	$0.97	217,326

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.22	$1.32	—
2019	$1.08	$1.22	—
2018	$1.13	$1.08	—
2017	$1.03	$1.13	—
2016	$1.03	$1.03	—
2015	$1.05	$1.03	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.56	$1.74	8,187
2019	$1.35	$1.56	84,461
2018	$1.41	$1.35	192,914
2017	$1.27	$1.41	201,092
2016	$1.26	$1.27	252,665
2015	$1.27	$1.26	264,467
2014	$1.24	$1.27	276,813
2013	$1.07	$1.24	289,407
2012	$1.01	$1.07	586,905
2011	$1.02	$1.01	209,378

1.60% Variable Account Charge Continued	1.65% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Science and Technology Sub-Account:
2020	$5.51	$7.33	166,923
2019	$3.74	$5.51	123,834
2018	$4.01	$3.74	185,372
2017	$3.09	$4.01	270,017
2016	$3.09	$3.09	303,540
2015	$3.23	$3.09	286,024
2014	$3.19	$3.23	381,831
2013	$2.07	$3.19	401,488
2012	$1.65	$2.07	499,907
2011	$1.78	$1.65	579,978

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.80	$2.67	45,632
2019	$2.28	$2.80	30,572
2018	$2.46	$2.28	59,203
2017	$2.37	$2.46	78,725
2016	$2.31	$2.37	103,819
2015	$2.24	$2.31	93,689
2014	$1.75	$2.24	159,222
2013	$1.76	$1.75	181,852
2012	$1.52	$1.76	206,410
2011	$1.47	$1.52	249,339

Ivy VIP Small Cap Core Sub-Account:
2020	$2.83	$2.98	40,181
2019	$2.31	$2.83	61,845
2018	$2.62	$2.31	65,759
2017	$2.34	$2.62	78,386
2016	$1.85	$2.34	66,503
2015	$1.99	$1.85	103,949
2014	$1.89	$1.99	146,062
2013	$1.44	$1.89	148,687
2012	$1.23	$1.44	212,579
2011	$1.43	$1.23	280,926

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.61	$3.54	175,923
2019	$2.15	$2.61	169,885
2018	$2.28	$2.15	200,421
2017	$1.88	$2.28	181,816
2016	$1.86	$1.88	257,639
2015	$1.85	$1.86	312,575
2014	$1.85	$1.85	458,249
2013	$1.31	$1.85	514,170
2012	$1.27	$1.31	559,495
2011	$1.44	$1.27	607,633

Ivy VIP Value Sub-Account:
2020	$2.52	$2.53	72,173
2019	$2.03	$2.52	80,473
2018	$2.22	$2.03	126,148
2017	$2.00	$2.22	153,561
2016	$1.83	$2.00	174,594
2015	$1.94	$1.83	263,288
2014	$1.77	$1.94	419,438
2013	$1.33	$1.77	460,973
2012	$1.14	$1.33	615,822
2011	$1.25	$1.14	737,808

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.09	$3.46	64,443
2019	$2.58	$3.09	56,066
2018	$2.77	$2.58	56,186
2017	$2.38	$2.77	56,173
2016	$2.49	$2.38	88,298
2015	$2.76	$2.49	82,899
2014	$2.96	$2.76	94,355
2013	$2.40	$2.96	187,685
2012	$2.05	$2.40	225,514
2011	$2.25	$2.05	229,055

Ivy VIP Balanced Sub-Account:
2020	$2.42	$2.71	103,780
2019	$2.01	$2.42	96,417
2018	$2.11	$2.01	96,875
2017	$1.93	$2.11	93,002
2016	$1.92	$1.93	33,020
2015	$1.96	$1.92	33,015
2014	$1.85	$1.96	31,353
2013	$1.52	$1.85	30,277
2012	$1.39	$1.52	29,440
2011	$1.36	$1.39	2,956

Ivy VIP Core Equity Sub-Account:
2020	$3.33	$3.98	40,161
2019	$2.58	$3.33	40,161
2018	$2.75	$2.58	40,161
2017	$2.31	$2.75	40,161
2016	$2.27	$2.31	40,161
2015	$2.32	$2.27	43,612
2014	$2.15	$2.32	67,100
2013	$1.64	$2.15	67,893
2012	$1.40	$1.64	116,699
2011	$1.40	$1.40	126,411

Ivy VIP Corporate Bond Sub-Account:
2020	$1.41	$1.54	138,366
2019	$1.28	$1.41	130,410
2018	$1.33	$1.28	131,444
2017	$1.30	$1.33	131,139
2016	$1.27	$1.30	128,995
2015	$1.29	$1.27	134,014
2014	$1.25	$1.29	166,198
2013	$1.30	$1.25	207,787
2012	$1.25	$1.30	220,723
2011	$1.19	$1.25	244,790

Ivy VIP Energy Sub-Account:
2020	$0.68	$0.42	5,707
2019	$0.67	$0.68	2,995
2018	$1.03	$0.67	1,879
2017	$1.20	$1.03	1,982
2016	$0.91	$1.20	1,484
2015	$1.19	$0.91	1,570
2014	$1.35	$1.19	—
2013	$1.07	$1.35	—
2012	$1.08	$1.07	—
2011	$1.20	$1.08	—

1.65% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Bond Sub-Account(a):
2020	$1.11	$1.18	—
2019	$1.03	$1.11	—
2018	$1.05	$1.03	—
2017	$1.02	$1.05	—
2016	$0.97	$1.02	—
2015	$1.02	$0.97	—
2014	$1.03	$1.02	2,368
2013	$1.03	$1.03	2,149
2012	$0.98	$1.03	—
2011	$1.00	$0.98	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.30	$2.34	31,815
2019	$1.90	$2.30	22,086
2018	$2.19	$1.90	22,076
2017	$1.93	$2.19	21,557
2016	$1.83	$1.93	21,740
2015	$1.90	$1.83	27,298
2014	$1.76	$1.90	27,895
2013	$1.38	$1.76	65,120
2012	$1.24	$1.38	77,725
2011	$1.32	$1.24	105,032

Ivy VIP Global Growth Sub-Account:
2020	$2.43	$2.88	20,286
2019	$1.96	$2.43	20,911
2018	$2.13	$1.96	20,852
2017	$1.74	$2.13	21,375
2016	$1.82	$1.74	35,847
2015	$1.79	$1.82	33,520
2014	$1.80	$1.79	66,713
2013	$1.54	$1.80	66,208
2012	$1.32	$1.54	102,966
2011	$1.45	$1.32	86,880

Ivy VIP Government Money Market Sub-Account:
2020	$0.94	$0.92	33,758
2019	$0.93	$0.94	31,163
2018	$0.94	$0.93	28,516
2017	$0.95	$0.94	29,219
2016	$0.96	$0.95	26,335
2015	$0.98	$0.96	25,856
2014	$0.99	$0.98	26,825
2013	$1.01	$0.99	34,931
2012	$1.02	$1.01	30,627
2011	$1.04	$1.02	28,637

Ivy VIP Growth Sub-Account:
2020	$3.77	$4.84	81,115
2019	$2.81	$3.77	84,938
2018	$2.79	$2.81	87,443
2017	$2.19	$2.79	91,187
2016	$2.20	$2.19	98,398
2015	$2.09	$2.20	99,667
2014	$1.90	$2.09	166,218
2013	$1.41	$1.90	255,510
2012	$1.28	$1.41	345,511
2011	$1.27	$1.28	329,953

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP High Income Sub-Account:
2020	$2.29	$2.39	40,091
2019	$2.09	$2.29	40,085
2018	$2.17	$2.09	40,131
2017	$2.07	$2.17	42,976
2016	$1.81	$2.07	37,008
2015	$1.97	$1.81	41,878
2014	$1.97	$1.97	44,623
2013	$1.81	$1.97	87,789
2012	$1.55	$1.81	134,583
2011	$1.50	$1.55	104,289

Ivy VIP International Core Equity Sub-Account:
2020	$1.97	$2.08	36,883
2019	$1.69	$1.97	35,857
2018	$2.09	$1.69	34,693
2017	$1.73	$2.09	35,510
2016	$1.74	$1.73	43,847
2015	$1.78	$1.74	44,328
2014	$1.78	$1.78	46,024
2013	$1.45	$1.78	48,054
2012	$1.30	$1.45	46,426
2011	$1.54	$1.30	36,598

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.01	$1.03	—
2019	$0.98	$1.01	—
2018	$0.99	$0.98	—
2017	$0.99	$0.99	—
2016	$0.99	$0.99	—
2015	$1.00	$0.99	—
2014	$1.00	$1.00	—
2013	$1.03	$1.00	—
2012	$1.01	$1.03	—
2011	$1.00	$1.01	—

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.97	$5.81	4,256
2019	$2.92	$3.97	5,328
2018	$2.97	$2.92	5,934
2017	$2.38	$2.97	6,463
2016	$2.28	$2.38	6,997
2015	$2.46	$2.28	6,895
2014	$2.32	$2.46	7,508
2013	$1.82	$2.32	7,723
2012	$1.63	$1.82	8,846
2011	$1.66	$1.63	6,905

Ivy VIP Natural Resources Sub-Account:
2020	$0.87	$0.75	37,001
2019	$0.81	$0.87	30,024
2018	$1.07	$0.81	25,214
2017	$1.06	$1.07	28,891
2016	$0.87	$1.06	28,761
2015	$1.14	$0.87	27,786
2014	$1.33	$1.14	25,743
2013	$1.25	$1.33	53,065
2012	$1.25	$1.25	52,626
2011	$1.62	$1.25	87,086

1.65% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.84	$2.09	—
2019	$1.52	$1.84	—
2018	$1.61	$1.52	—
2017	$1.37	$1.61	—
2016	$1.33	$1.37	—
2015	$1.34	$1.33	—
2014	$1.30	$1.34	—
2013	$1.04	$1.30	—
2012	$0.94	$1.04	—
2011	$1.00	$0.94	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.45	$1.61	—
2019	$1.29	$1.45	—
2018	$1.33	$1.29	—
2017	$1.23	$1.33	—
2016	$1.21	$1.23	—
2015	$1.23	$1.21	—
2014	$1.21	$1.23	89,084
2013	$1.07	$1.21	99,220
2012	$1.02	$1.07	110,627
2011	$1.03	$1.02	140,373

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.28	$1.37	—
2019	$1.11	$1.28	—
2018	$1.17	$1.11	—
2017	$1.05	$1.17	—
2016	$1.05	$1.05	—
2015	$1.07	$1.05	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.63	$1.83	833,370
2019	$1.39	$1.63	855,848
2018	$1.47	$1.39	877,155
2017	$1.30	$1.47	941,328
2016	$1.28	$1.30	1,015,403
2015	$1.29	$1.28	1,004,575
2014	$1.26	$1.29	1,035,745
2013	$1.06	$1.26	1,119,789
2012	$0.99	$1.06	1,178,665
2011	$1.02	$0.99	1,184,835

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.32	$1.43	—
2019	$1.13	$1.32	—
2018	$1.20	$1.13	—
2017	$1.06	$1.20	—
2016	$1.05	$1.06	—
2015	$1.07	$1.05	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.72	$1.95	31,654
2019	$1.44	$1.72	43,504
2018	$1.53	$1.44	46,230
2017	$1.34	$1.53	51,285
2016	$1.30	$1.34	81,845
2015	$1.32	$1.30	233,245
2014	$1.28	$1.32	269,280
2013	$1.05	$1.28	282,341
2012	$0.97	$1.05	305,349
2011	$1.01	$0.97	311,284

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.22	$1.31	—
2019	$1.08	$1.22	—
2018	$1.13	$1.08	—
2017	$1.02	$1.13	—
2016	$1.03	$1.02	—
2015	$1.05	$1.03	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.55	$1.73	—
2019	$1.35	$1.55	5,589
2018	$1.41	$1.35	12,356
2017	$1.27	$1.41	16,077
2016	$1.25	$1.27	21,852
2015	$1.27	$1.25	29,248
2014	$1.24	$1.27	29,584
2013	$1.07	$1.24	29,921
2012	$1.00	$1.07	30,268
2011	$1.02	$1.00	30,631

Ivy VIP Science and Technology Sub-Account:
2020	$5.46	$7.27	15,993
2019	$3.72	$5.46	16,794
2018	$3.99	$3.72	17,736
2017	$3.07	$3.99	19,340
2016	$3.07	$3.07	15,829
2015	$3.21	$3.07	18,777
2014	$3.18	$3.21	38,159
2013	$2.06	$3.18	57,349
2012	$1.64	$2.06	88,520
2011	$1.77	$1.64	112,920

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.78	$2.65	77,173
2019	$2.27	$2.78	76,571
2018	$2.44	$2.27	76,784
2017	$2.36	$2.44	79,218
2016	$2.30	$2.36	80,409
2015	$2.23	$2.30	76,804
2014	$1.74	$2.23	93,811
2013	$1.75	$1.74	118,590
2012	$1.51	$1.75	135,066
2011	$1.46	$1.51	135,537

1.65% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Core Sub-Account:
2020	$2.81	$2.95	31,708
2019	$2.29	$2.81	29,563
2018	$2.61	$2.29	29,116
2017	$2.33	$2.61	32,822
2016	$1.84	$2.33	26,702
2015	$1.98	$1.84	30,252
2014	$1.88	$1.98	33,126
2013	$1.43	$1.88	34,576
2012	$1.23	$1.43	35,120
2011	$1.43	$1.23	44,201

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.59	$3.51	41,617
2019	$2.14	$2.59	43,448
2018	$2.27	$2.14	42,964
2017	$1.87	$2.27	42,078
2016	$1.85	$1.87	57,668
2015	$1.84	$1.85	60,048
2014	$1.85	$1.84	62,826
2013	$1.31	$1.85	80,607
2012	$1.27	$1.31	90,909
2011	$1.44	$1.27	59,902

Ivy VIP Value Sub-Account:
2020	$2.50	$2.51	93,139
2019	$2.01	$2.50	79,962
2018	$2.20	$2.01	81,047
2017	$1.99	$2.20	81,324
2016	$1.82	$1.99	89,569
2015	$1.93	$1.82	95,798
2014	$1.77	$1.93	100,846
2013	$1.33	$1.77	146,815
2012	$1.13	$1.33	161,726
2011	$1.24	$1.13	133,162

1.75% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$3.04	$3.40	1,350,317
2019	$2.54	$3.04	1,686,035
2018	$2.73	$2.54	2,341,185
2017	$2.35	$2.73	3,219,908
2016	$2.46	$2.35	4,122,854
2015	$2.73	$2.46	4,774,370
2014	$2.93	$2.73	5,665,608
2013	$2.38	$2.93	6,626,862
2012	$2.04	$2.38	7,162,306
2011	$2.23	$2.04	8,041,230

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Balanced Sub-Account:
2020	$2.38	$2.67	559,217
2019	$1.98	$2.38	623,765
2018	$2.09	$1.98	803,264
2017	$1.91	$2.09	1,230,996
2016	$1.90	$1.91	1,221,451
2015	$1.94	$1.90	1,370,928
2014	$1.84	$1.94	1,622,771
2013	$1.51	$1.84	1,545,876
2012	$1.38	$1.51	1,626,087
2011	$1.35	$1.38	973,584

Ivy VIP Core Equity Sub-Account:
2020	$3.27	$3.91	424,996
2019	$2.54	$3.27	526,445
2018	$2.71	$2.54	709,267
2017	$2.28	$2.71	1,207,873
2016	$2.24	$2.28	1,486,989
2015	$2.29	$2.24	1,618,390
2014	$2.13	$2.29	2,126,041
2013	$1.62	$2.13	2,443,647
2012	$1.39	$1.62	2,492,873
2011	$1.39	$1.39	2,483,364

Ivy VIP Corporate Bond Sub-Account:
2020	$1.39	$1.52	1,479,255
2019	$1.26	$1.39	1,686,792
2018	$1.31	$1.26	2,248,996
2017	$1.28	$1.31	2,838,149
2016	$1.25	$1.28	3,047,588
2015	$1.27	$1.25	3,130,799
2014	$1.24	$1.27	3,623,912
2013	$1.29	$1.24	4,154,316
2012	$1.24	$1.29	4,753,839
2011	$1.18	$1.24	4,893,059

Ivy VIP Energy Sub-Account:
2020	$0.67	$0.42	1,219,384
2019	$0.66	$0.67	902,119
2018	$1.02	$0.66	924,398
2017	$1.19	$1.02	1,166,807
2016	$0.90	$1.19	1,362,265
2015	$1.18	$0.90	1,333,748
2014	$1.34	$1.18	1,618,315
2013	$1.07	$1.34	2,134,243
2012	$1.07	$1.07	2,314,841
2011	$1.20	$1.07	2,511,402

Ivy VIP Global Bond Sub-Account(a):
2020	$1.10	$1.17	184,505
2019	$1.02	$1.10	204,645
2018	$1.04	$1.02	204,306
2017	$1.02	$1.04	299,110
2016	$0.97	$1.02	369,005
2015	$1.01	$0.97	315,986
2014	$1.03	$1.01	668,791
2013	$1.03	$1.03	663,067
2012	$0.98	$1.03	915,635
2011	$1.00	$0.98	643,264

1.75% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Equity Income Sub-Account:
2020	$2.27	$2.30	501,388
2019	$1.87	$2.27	626,916
2018	$2.16	$1.87	989,325
2017	$1.90	$2.16	1,126,113
2016	$1.81	$1.90	1,378,250
2015	$1.88	$1.81	1,485,165
2014	$1.74	$1.88	1,690,002
2013	$1.37	$1.74	1,958,040
2012	$1.23	$1.37	2,132,278
2011	$1.31	$1.23	2,445,255

Ivy VIP Global Growth Sub-Account:
2020	$2.39	$2.83	990,123
2019	$1.93	$2.39	1,192,518
2018	$2.10	$1.93	1,601,236
2017	$1.72	$2.10	2,038,779
2016	$1.80	$1.72	2,478,914
2015	$1.77	$1.80	2,622,441
2014	$1.79	$1.77	3,098,664
2013	$1.52	$1.79	3,416,006
2012	$1.31	$1.52	3,927,541
2011	$1.44	$1.31	4,132,893

Ivy VIP Government Money Market Sub-Account:
2020	$0.92	$0.91	354,763
2019	$0.92	$0.92	235,794
2018	$0.92	$0.92	418,955
2017	$0.93	$0.92	451,276
2016	$0.95	$0.93	594,641
2015	$0.96	$0.95	527,794
2014	$0.98	$0.96	364,138
2013	$1.00	$0.98	526,326
2012	$1.02	$1.00	861,688
2011	$1.03	$1.02	1,227,113

Ivy VIP Growth Sub-Account:
2020	$3.71	$4.76	1,000,378
2019	$2.77	$3.71	1,308,674
2018	$2.75	$2.77	1,712,380
2017	$2.16	$2.75	2,351,118
2016	$2.18	$2.16	2,907,554
2015	$2.07	$2.18	3,422,023
2014	$1.88	$2.07	3,925,303
2013	$1.40	$1.88	4,842,595
2012	$1.27	$1.40	5,564,192
2011	$1.26	$1.27	6,286,094

Ivy VIP High Income Sub-Account:
2020	$2.25	$2.35	1,322,657
2019	$2.06	$2.25	1,471,159
2018	$2.14	$2.06	1,826,588
2017	$2.05	$2.14	2,236,826
2016	$1.79	$2.05	2,470,274
2015	$1.95	$1.79	2,580,886
2014	$1.95	$1.95	2,989,218
2013	$1.79	$1.95	3,414,826
2012	$1.54	$1.79	3,664,541
2011	$1.49	$1.54	4,031,434

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP International Core Equity Sub-Account:
2020	$1.94	$2.05	827,009
2019	$1.67	$1.94	1,022,621
2018	$2.06	$1.67	1,361,829
2017	$1.70	$2.06	1,628,550
2016	$1.72	$1.70	1,840,796
2015	$1.76	$1.72	2,061,290
2014	$1.77	$1.76	2,413,213
2013	$1.44	$1.77	2,794,897
2012	$1.29	$1.44	3,260,948
2011	$1.53	$1.29	3,325,518

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$1.00	$1.02	238,448
2019	$0.97	$1.00	226,897
2018	$0.98	$0.97	183,677
2017	$0.99	$0.98	404,732
2016	$0.99	$0.99	593,710
2015	$0.99	$0.99	798,525
2014	$1.00	$0.99	881,946
2013	$1.03	$1.00	663,919
2012	$1.01	$1.03	705,131
2011	$1.00	$1.01	489,150

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.91	$5.72	421,033
2019	$2.88	$3.91	589,861
2018	$2.94	$2.88	789,274
2017	$2.35	$2.94	1,085,579
2016	$2.26	$2.35	1,328,856
2015	$2.44	$2.26	1,356,850
2014	$2.30	$2.44	1,647,630
2013	$1.80	$2.30	1,892,321
2012	$1.61	$1.80	2,005,155
2011	$1.65	$1.61	2,123,354

Ivy VIP Natural Resources Sub-Account:
2020	$0.86	$0.74	1,972,784
2019	$0.80	$0.86	2,219,625
2018	$1.06	$0.80	2,743,512
2017	$1.04	$1.06	3,272,295
2016	$0.86	$1.04	3,876,499
2015	$1.13	$0.86	4,239,192
2014	$1.32	$1.13	4,472,261
2013	$1.24	$1.32	4,944,084
2012	$1.24	$1.24	5,286,702
2011	$1.61	$1.24	5,065,934

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.82	$2.07	751,107
2019	$1.50	$1.82	464,331
2018	$1.60	$1.50	474,772
2017	$1.35	$1.60	879,727
2016	$1.32	$1.35	2,354,431
2015	$1.33	$1.32	2,747,371
2014	$1.29	$1.33	2,760,280
2013	$1.04	$1.29	2,788,412
2012	$0.94	$1.04	2,871,281
2011	$1.00	$0.94	2,919,383

1.75% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.43	$1.59	167,751
2019	$1.27	$1.43	92,268
2018	$1.32	$1.27	335,815
2017	$1.22	$1.32	323,658
2016	$1.20	$1.22	324,573
2015	$1.22	$1.20	306,256
2014	$1.20	$1.22	454,248
2013	$1.06	$1.20	467,904
2012	$1.01	$1.06	509,132
2011	$1.02	$1.01	532,140

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.27	$1.36	—
2019	$1.10	$1.27	195,752
2018	$1.17	$1.10	—
2017	$1.04	$1.17	195,952
2016	$1.04	$1.04	236,517
2015	$1.07	$1.04	39,298
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.61	$1.81	1,363,858
2019	$1.37	$1.61	1,672,520
2018	$1.46	$1.37	2,706,846
2017	$1.29	$1.46	3,581,902
2016	$1.27	$1.29	4,053,586
2015	$1.29	$1.27	4,109,549
2014	$1.26	$1.29	5,343,370
2013	$1.06	$1.26	5,651,762
2012	$0.98	$1.06	5,641,644
2011	$1.01	$0.98	5,842,445

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.31	$1.42	—
2019	$1.12	$1.31	—
2018	$1.20	$1.12	—
2017	$1.05	$1.20	—
2016	$1.05	$1.05	—
2015	$1.07	$1.05	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.70	$1.92	972,391
2019	$1.42	$1.70	996,124
2018	$1.52	$1.42	1,292,211
2017	$1.33	$1.52	2,077,755
2016	$1.29	$1.33	2,548,986
2015	$1.31	$1.29	2,590,282
2014	$1.28	$1.31	2,059,207
2013	$1.05	$1.28	2,554,705
2012	$0.96	$1.05	2,585,111
2011	$1.01	$0.96	2,884,340

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.21	$1.30	—
2019	$1.07	$1.21	—
2018	$1.12	$1.07	204,302
2017	$1.02	$1.12	—
2016	$1.03	$1.02	—
2015	$1.05	$1.03	18,951
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.53	$1.71	604,671
2019	$1.33	$1.53	631,314
2018	$1.39	$1.33	949,578
2017	$1.26	$1.39	1,230,893
2016	$1.24	$1.26	1,290,023
2015	$1.26	$1.24	1,365,664
2014	$1.23	$1.26	1,379,233
2013	$1.07	$1.23	1,433,694
2012	$1.00	$1.07	1,522,369
2011	$1.02	$1.00	1,213,517

Ivy VIP Science and Technology Sub-Account:
2020	$5.38	$7.15	681,174
2019	$3.66	$5.38	874,184
2018	$3.93	$3.66	1,169,165
2017	$3.03	$3.93	1,648,355
2016	$3.04	$3.03	2,140,058
2015	$3.18	$3.04	2,378,268
2014	$3.14	$3.18	2,951,364
2013	$2.05	$3.14	3,706,906
2012	$1.63	$2.05	4,245,310
2011	$1.76	$1.63	4,778,029

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.73	$2.60	331,012
2019	$2.24	$2.73	409,758
2018	$2.41	$2.24	584,867
2017	$2.33	$2.41	808,212
2016	$2.27	$2.33	995,140
2015	$2.21	$2.27	1,086,771
2014	$1.72	$2.21	1,510,842
2013	$1.73	$1.72	1,867,001
2012	$1.50	$1.73	1,938,772
2011	$1.45	$1.50	2,181,261

Ivy VIP Small Cap Core Sub-Account:
2020	$2.76	$2.90	385,373
2019	$2.26	$2.76	440,110
2018	$2.57	$2.26	576,465
2017	$2.30	$2.57	757,659
2016	$1.82	$2.30	883,795
2015	$1.96	$1.82	1,008,290
2014	$1.86	$1.96	1,227,070
2013	$1.42	$1.86	1,478,675
2012	$1.22	$1.42	1,730,611
2011	$1.42	$1.22	1,953,427

1.75% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.55	$3.45	1,086,633
2019	$2.11	$2.55	1,332,291
2018	$2.24	$2.11	1,716,866
2017	$1.85	$2.24	1,627,031
2016	$1.83	$1.85	1,922,816
2015	$1.82	$1.83	1,950,049
2014	$1.83	$1.82	2,484,856
2013	$1.30	$1.83	2,943,430
2012	$1.26	$1.30	3,453,485
2011	$1.43	$1.26	3,533,324

Ivy VIP Value Sub-Account:
2020	$2.46	$2.47	701,446
2019	$1.98	$2.46	820,966
2018	$2.17	$1.98	1,013,166
2017	$1.97	$2.17	1,306,178
2016	$1.80	$1.97	1,486,611
2015	$1.91	$1.80	1,660,183
2014	$1.75	$1.91	2,148,836
2013	$1.32	$1.75	2,670,533
2012	$1.13	$1.32	3,224,631
2011	$1.24	$1.13	3,693,740

1.85% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.99	$3.35	596,361
2019	$2.50	$2.99	761,215
2018	$2.70	$2.50	842,977
2017	$2.32	$2.70	944,989
2016	$2.43	$2.32	1,078,462
2015	$2.70	$2.43	1,079,496
2014	$2.90	$2.70	1,086,167
2013	$2.36	$2.90	1,167,391
2012	$2.02	$2.36	1,182,640
2011	$2.22	$2.02	1,110,419

Ivy VIP Balanced Sub-Account:
2020	$2.34	$2.62	62,959
2019	$1.95	$2.34	102,380
2018	$2.06	$1.95	102,194
2017	$1.88	$2.06	379,819
2016	$1.88	$1.88	344,868
2015	$1.92	$1.88	327,005
2014	$1.82	$1.92	335,925
2013	$1.50	$1.82	350,295
2012	$1.36	$1.50	333,198
2011	$1.35	$1.36	299,569

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Core Equity Sub-Account:
2020	$3.22	$3.84	238,072
2019	$2.50	$3.22	355,584
2018	$2.67	$2.50	408,324
2017	$2.25	$2.67	541,620
2016	$2.21	$2.25	495,659
2015	$2.27	$2.21	504,662
2014	$2.11	$2.27	527,306
2013	$1.61	$2.11	572,640
2012	$1.38	$1.61	560,768
2011	$1.38	$1.38	486,990

Ivy VIP Corporate Bond Sub-Account:
2020	$1.37	$1.49	518,024
2019	$1.24	$1.37	691,621
2018	$1.29	$1.24	884,454
2017	$1.27	$1.29	1,002,562
2016	$1.24	$1.27	1,064,120
2015	$1.26	$1.24	985,331
2014	$1.23	$1.26	1,057,942
2013	$1.28	$1.23	1,102,315
2012	$1.23	$1.28	976,117
2011	$1.17	$1.23	817,471

Ivy VIP Energy Sub-Account:
2020	$0.66	$0.41	369,876
2019	$0.65	$0.66	213,663
2018	$1.01	$0.65	196,994
2017	$1.18	$1.01	265,404
2016	$0.89	$1.18	212,651
2015	$1.17	$0.89	186,893
2014	$1.33	$1.17	159,161
2013	$1.06	$1.33	171,268
2012	$1.06	$1.06	177,011
2011	$1.19	$1.06	151,275

Ivy VIP Global Bond Sub-Account(a):
2020	$1.09	$1.16	103,243
2019	$1.02	$1.09	165,436
2018	$1.04	$1.02	168,078
2017	$1.01	$1.04	155,710
2016	$0.96	$1.01	138,089
2015	$1.01	$0.96	119,348
2014	$1.03	$1.01	117,006
2013	$1.03	$1.03	111,913
2012	$0.98	$1.03	102,795
2011	$1.00	$0.98	34,581

Ivy VIP Global Equity Income Sub-Account:
2020	$2.23	$2.26	169,271
2019	$1.85	$2.23	201,433
2018	$2.13	$1.85	231,913
2017	$1.88	$2.13	257,580
2016	$1.79	$1.88	286,515
2015	$1.86	$1.79	288,707
2014	$1.73	$1.86	302,250
2013	$1.36	$1.73	356,988
2012	$1.22	$1.36	348,621
2011	$1.30	$1.22	314,988

1.85% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Growth Sub-Account:
2020	$2.36	$2.79	170,424
2019	$1.91	$2.36	203,111
2018	$2.07	$1.91	279,393
2017	$1.69	$2.07	319,489
2016	$1.78	$1.69	348,371
2015	$1.75	$1.78	326,135
2014	$1.77	$1.75	336,710
2013	$1.51	$1.77	400,201
2012	$1.30	$1.51	409,752
2011	$1.43	$1.30	388,348

Ivy VIP Government Money Market Sub-Account:
2020	$0.91	$0.89	3,915
2019	$0.91	$0.91	4,033
2018	$0.91	$0.91	4,120
2017	$0.92	$0.91	22,409
2016	$0.94	$0.92	24,227
2015	$0.95	$0.94	22,047
2014	$0.97	$0.95	23,145
2013	$0.99	$0.97	33,609
2012	$1.01	$0.99	179,046
2011	$1.03	$1.01	183,716

Ivy VIP Growth Sub-Account:
2020	$3.65	$4.68	176,580
2019	$2.72	$3.65	228,798
2018	$2.71	$2.72	293,589
2017	$2.14	$2.71	388,663
2016	$2.15	$2.14	455,192
2015	$2.04	$2.15	426,214
2014	$1.86	$2.04	458,060
2013	$1.39	$1.86	576,848
2012	$1.26	$1.39	586,263
2011	$1.25	$1.26	603,414

Ivy VIP High Income Sub-Account:
2020	$2.22	$2.31	507,910
2019	$2.03	$2.22	611,934
2018	$2.12	$2.03	605,459
2017	$2.02	$2.12	846,415
2016	$1.77	$2.02	678,975
2015	$1.93	$1.77	615,865
2014	$1.93	$1.93	594,156
2013	$1.78	$1.93	654,248
2012	$1.53	$1.78	766,397
2011	$1.48	$1.53	654,075

Ivy VIP International Core Equity Sub-Account:
2020	$1.91	$2.01	329,255
2019	$1.64	$1.91	423,611
2018	$2.03	$1.64	444,028
2017	$1.68	$2.03	422,471
2016	$1.70	$1.68	460,480
2015	$1.74	$1.70	417,917
2014	$1.75	$1.74	426,362
2013	$1.43	$1.75	494,690
2012	$1.28	$1.43	516,986
2011	$1.52	$1.28	441,785

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.99	$1.01	180,809
2019	$0.97	$0.99	210,759
2018	$0.98	$0.97	161,818
2017	$0.98	$0.98	133,015
2016	$0.98	$0.98	126,650
2015	$0.99	$0.98	129,304
2014	$1.00	$0.99	129,668
2013	$1.02	$1.00	129,056
2012	$1.01	$1.02	79,666
2011	$1.00	$1.01	30,489

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.85	$5.63	151,140
2019	$2.84	$3.85	225,189
2018	$2.90	$2.84	244,625
2017	$2.33	$2.90	315,897
2016	$2.23	$2.33	356,531
2015	$2.41	$2.23	332,527
2014	$2.28	$2.41	345,600
2013	$1.79	$2.28	435,314
2012	$1.60	$1.79	428,992
2011	$1.64	$1.60	380,992

Ivy VIP Natural Resources Sub-Account:
2020	$0.85	$0.73	646,426
2019	$0.79	$0.85	614,866
2018	$1.04	$0.79	526,886
2017	$1.03	$1.04	672,381
2016	$0.85	$1.03	724,765
2015	$1.12	$0.85	655,033
2014	$1.31	$1.12	543,065
2013	$1.23	$1.31	581,564
2012	$1.23	$1.23	569,253
2011	$1.60	$1.23	491,687

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.80	$2.04	191,259
2019	$1.48	$1.80	191,608
2018	$1.58	$1.48	191,728
2017	$1.34	$1.58	196,862
2016	$1.31	$1.34	193,618
2015	$1.32	$1.31	185,019
2014	$1.29	$1.32	186,363
2013	$1.03	$1.29	187,720
2012	$0.94	$1.03	671,701
2011	$1.00	$0.94	584,234

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.42	$1.57	326,928
2019	$1.26	$1.42	326,908
2018	$1.31	$1.26	326,707
2017	$1.21	$1.31	326,671
2016	$1.19	$1.21	325,975
2015	$1.21	$1.19	311,484
2014	$1.19	$1.21	276,655
2013	$1.06	$1.19	314,834
2012	$1.01	$1.06	297,911
2011	$1.02	$1.01	299,585

1.85% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.26	$1.35	—
2019	$1.10	$1.26	—
2018	$1.16	$1.10	—
2017	$1.04	$1.16	—
2016	$1.04	$1.04	—
2015	$1.06	$1.04	—
2014	$1.05	$1.06	28,235
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.59	$1.78	4,366,209
2019	$1.36	$1.59	4,569,546
2018	$1.44	$1.36	4,849,677
2017	$1.28	$1.44	3,628,028
2016	$1.26	$1.28	3,660,562
2015	$1.28	$1.26	3,592,116
2014	$1.25	$1.28	3,690,484
2013	$1.05	$1.25	3,707,385
2012	$0.98	$1.05	3,674,521
2011	$1.01	$0.98	2,586,432

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.31	$1.41	3,612
2019	$1.11	$1.31	3,270
2018	$1.19	$1.11	3,158
2017	$1.05	$1.19	3,063
2016	$1.04	$1.05	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.68	$1.90	1,025,891
2019	$1.41	$1.68	1,327,997
2018	$1.51	$1.41	1,586,680
2017	$1.31	$1.51	2,634,226
2016	$1.28	$1.31	2,747,560
2015	$1.30	$1.28	2,662,232
2014	$1.27	$1.30	2,772,334
2013	$1.04	$1.27	2,728,654
2012	$0.96	$1.04	2,671,229
2011	$1.01	$0.96	1,128,914

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.20	$1.29	—
2019	$1.07	$1.20	—
2018	$1.12	$1.07	—
2017	$1.02	$1.12	—
2016	$1.02	$1.02	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.51	$1.68	528,449
2019	$1.32	$1.51	632,277
2018	$1.38	$1.32	631,992
2017	$1.25	$1.38	616,651
2016	$1.23	$1.25	594,690
2015	$1.25	$1.23	568,167
2014	$1.23	$1.25	583,457
2013	$1.06	$1.23	559,533
2012	$1.00	$1.06	491,698
2011	$1.02	$1.00	321,513

Ivy VIP Science and Technology Sub-Account:
2020	$5.29	$7.04	111,907
2019	$3.61	$5.29	242,694
2018	$3.88	$3.61	266,311
2017	$2.99	$3.88	376,505
2016	$3.00	$2.99	451,158
2015	$3.15	$3.00	439,940
2014	$3.11	$3.15	436,635
2013	$2.03	$3.11	529,767
2012	$1.62	$2.03	584,181
2011	$1.75	$1.62	564,429

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.69	$2.56	109,583
2019	$2.20	$2.69	119,957
2018	$2.38	$2.20	132,541
2017	$2.30	$2.38	191,311
2016	$2.24	$2.30	164,348
2015	$2.18	$2.24	187,941
2014	$1.71	$2.18	206,251
2013	$1.72	$1.71	227,148
2012	$1.49	$1.72	212,673
2011	$1.44	$1.49	244,179

Ivy VIP Small Cap Core Sub-Account:
2020	$2.72	$2.86	105,355
2019	$2.23	$2.72	109,563
2018	$2.54	$2.23	110,758
2017	$2.27	$2.54	151,201
2016	$1.79	$2.27	180,409
2015	$1.94	$1.79	152,233
2014	$1.84	$1.94	163,506
2013	$1.41	$1.84	219,961
2012	$1.21	$1.41	232,487
2011	$1.41	$1.21	248,311

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.51	$3.40	245,622
2019	$2.08	$2.51	410,063
2018	$2.21	$2.08	428,700
2017	$1.82	$2.21	387,378
2016	$1.81	$1.82	436,046
2015	$1.81	$1.81	386,162
2014	$1.81	$1.81	424,525
2013	$1.29	$1.81	507,892
2012	$1.25	$1.29	524,542
2011	$1.42	$1.25	472,806

1.85% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Value Sub-Account:
2020	$2.42	$2.42	198,978
2019	$1.95	$2.42	218,571
2018	$2.14	$1.95	220,433
2017	$1.94	$2.14	254,772
2016	$1.78	$1.94	258,955
2015	$1.89	$1.78	260,510
2014	$1.73	$1.89	260,376
2013	$1.30	$1.73	313,386
2012	$1.12	$1.30	360,356
2011	$1.23	$1.12	363,166

1.90% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.97	$3.32	670,142
2019	$2.49	$2.97	725,594
2018	$2.68	$2.49	997,301
2017	$2.31	$2.68	1,313,184
2016	$2.41	$2.31	1,554,751
2015	$2.69	$2.41	1,836,107
2014	$2.89	$2.69	2,045,545
2013	$2.35	$2.89	2,392,502
2012	$2.01	$2.35	2,784,511
2011	$2.21	$2.01	3,097,016

Ivy VIP Balanced Sub-Account:
2020	$2.32	$2.60	266,528
2019	$1.94	$2.32	270,643
2018	$2.04	$1.94	306,128
2017	$1.87	$2.04	530,760
2016	$1.87	$1.87	571,267
2015	$1.91	$1.87	517,300
2014	$1.81	$1.91	565,860
2013	$1.49	$1.81	559,091
2012	$1.36	$1.49	406,434
2011	$1.34	$1.36	358,948

Ivy VIP Core Equity Sub-Account:
2020	$3.20	$3.81	338,977
2019	$2.49	$3.20	401,868
2018	$2.65	$2.49	514,555
2017	$2.24	$2.65	678,399
2016	$2.20	$2.24	797,927
2015	$2.26	$2.20	875,839
2014	$2.10	$2.26	970,581
2013	$1.60	$2.10	1,055,109
2012	$1.38	$1.60	1,208,796
2011	$1.38	$1.38	1,459,709

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Corporate Bond Sub-Account:
2020	$1.36	$1.48	794,473
2019	$1.24	$1.36	829,624
2018	$1.28	$1.24	1,015,533
2017	$1.26	$1.28	1,517,776
2016	$1.23	$1.26	1,489,853
2015	$1.25	$1.23	1,625,608
2014	$1.22	$1.25	1,874,272
2013	$1.27	$1.22	1,685,067
2012	$1.23	$1.27	1,955,223
2011	$1.17	$1.23	2,378,728

Ivy VIP Energy Sub-Account:
2020	$0.66	$0.41	316,139
2019	$0.65	$0.66	202,881
2018	$1.00	$0.65	258,156
2017	$1.17	$1.00	336,203
2016	$0.89	$1.17	364,305
2015	$1.16	$0.89	404,923
2014	$1.32	$1.16	439,123
2013	$1.06	$1.32	469,434
2012	$1.06	$1.06	538,108
2011	$1.19	$1.06	557,572

Ivy VIP Global Bond Sub-Account(a):
2020	$1.09	$1.15	11,354
2019	$1.01	$1.09	14,322
2018	$1.03	$1.01	21,207
2017	$1.01	$1.03	39,970
2016	$0.96	$1.01	47,846
2015	$1.01	$0.96	71,352
2014	$1.02	$1.01	112,302
2013	$1.03	$1.02	148,434
2012	$0.98	$1.03	144,965
2011	$1.00	$0.98	126,438

Ivy VIP Global Equity Income Sub-Account:
2020	$2.22	$2.24	184,971
2019	$1.83	$2.22	191,881
2018	$2.12	$1.83	230,337
2017	$1.87	$2.12	382,693
2016	$1.78	$1.87	473,134
2015	$1.85	$1.78	523,198
2014	$1.72	$1.85	670,406
2013	$1.35	$1.72	754,776
2012	$1.22	$1.35	882,094
2011	$1.30	$1.22	1,143,095

Ivy VIP Global Growth Sub-Account:
2020	$2.34	$2.76	341,445
2019	$1.89	$2.34	415,283
2018	$2.06	$1.89	533,611
2017	$1.68	$2.06	736,702
2016	$1.77	$1.68	840,240
2015	$1.74	$1.77	903,138
2014	$1.76	$1.74	1,028,698
2013	$1.51	$1.76	1,097,454
2012	$1.30	$1.51	1,162,163
2011	$1.43	$1.30	1,415,264

1.90% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Government Money Market Sub-Account:
2020	$0.90	$0.89	61,429
2019	$0.90	$0.90	60,463
2018	$0.90	$0.90	61,564
2017	$0.92	$0.90	64,477
2016	$0.93	$0.92	102,294
2015	$0.95	$0.93	157,860
2014	$0.97	$0.95	103,173
2013	$0.99	$0.97	217,749
2012	$1.00	$0.99	233,929
2011	$1.02	$1.00	209,244

Ivy VIP Growth Sub-Account:
2020	$3.63	$4.64	371,375
2019	$2.70	$3.63	505,353
2018	$2.70	$2.70	712,210
2017	$2.12	$2.70	1,099,703
2016	$2.14	$2.12	1,198,870
2015	$2.03	$2.14	1,379,404
2014	$1.85	$2.03	1,524,565
2013	$1.38	$1.85	1,758,257
2012	$1.25	$1.38	2,114,178
2011	$1.25	$1.25	2,424,289

Ivy VIP High Income Sub-Account:
2020	$2.20	$2.29	654,148
2019	$2.02	$2.20	715,335
2018	$2.10	$2.02	826,946
2017	$2.01	$2.10	1,034,675
2016	$1.76	$2.01	1,162,438
2015	$1.92	$1.76	1,221,388
2014	$1.92	$1.92	1,315,200
2013	$1.77	$1.92	1,370,522
2012	$1.52	$1.77	1,413,491
2011	$1.47	$1.52	1,693,452

Ivy VIP International Core Equity Sub-Account:
2020	$1.90	$2.00	265,863
2019	$1.63	$1.90	322,350
2018	$2.02	$1.63	433,213
2017	$1.67	$2.02	574,016
2016	$1.69	$1.67	625,950
2015	$1.73	$1.69	711,347
2014	$1.74	$1.73	828,748
2013	$1.42	$1.74	896,102
2012	$1.28	$1.42	1,025,950
2011	$1.51	$1.28	1,155,954

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.98	$1.01	204,364
2019	$0.96	$0.98	199,022
2018	$0.97	$0.96	186,962
2017	$0.98	$0.97	442,084
2016	$0.98	$0.98	535,453
2015	$0.99	$0.98	387,298
2014	$1.00	$0.99	516,349
2013	$1.02	$1.00	801,438
2012	$1.01	$1.02	437,367
2011	$1.00	$1.01	265,737

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.82	$5.59	179,090
2019	$2.82	$3.82	246,582
2018	$2.88	$2.82	350,965
2017	$2.31	$2.88	501,332
2016	$2.22	$2.31	557,644
2015	$2.40	$2.22	576,127
2014	$2.27	$2.40	671,642
2013	$1.78	$2.27	704,443
2012	$1.60	$1.78	750,343
2011	$1.64	$1.60	783,754

Ivy VIP Natural Resources Sub-Account:
2020	$0.84	$0.72	802,208
2019	$0.78	$0.84	745,666
2018	$1.04	$0.78	1,025,414
2017	$1.03	$1.04	1,411,088
2016	$0.85	$1.03	1,555,075
2015	$1.11	$0.85	1,605,958
2014	$1.30	$1.11	1,680,591
2013	$1.23	$1.30	1,869,252
2012	$1.23	$1.23	2,099,765
2011	$1.60	$1.23	2,066,674

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.79	$2.03	—
2019	$1.48	$1.79	—
2018	$1.57	$1.48	—
2017	$1.34	$1.57	14,982
2016	$1.30	$1.34	15,249
2015	$1.32	$1.30	14,585
2014	$1.28	$1.32	15,505
2013	$1.03	$1.28	16,107
2012	$0.93	$1.03	16,148
2011	$0.99	$0.93	46,478

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.41	$1.56	346,875
2019	$1.25	$1.41	141,917
2018	$1.30	$1.25	141,944
2017	$1.20	$1.30	188,715
2016	$1.19	$1.20	141,961
2015	$1.21	$1.19	135,101
2014	$1.19	$1.21	136,004
2013	$1.06	$1.19	211,856
2012	$1.01	$1.06	214,647
2011	$1.02	$1.01	137,739

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.26	$1.35	33,840
2019	$1.09	$1.26	27,372
2018	$1.16	$1.09	27,372
2017	$1.04	$1.16	27,372
2016	$1.04	$1.04	27,372
2015	$1.06	$1.04	40,922
2014	$1.05	$1.06	41,189
2013	$1.00	$1.05	—

1.90% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.58	$1.77	313,212
2019	$1.35	$1.58	353,936
2018	$1.43	$1.35	476,285
2017	$1.27	$1.43	522,797
2016	$1.25	$1.27	508,205
2015	$1.27	$1.25	483,628
2014	$1.24	$1.27	486,891
2013	$1.05	$1.24	490,182
2012	$0.98	$1.05	493,540
2011	$1.01	$0.98	473,548

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.30	$1.40	4,717
2019	$1.11	$1.30	—
2018	$1.19	$1.11	—
2017	$1.05	$1.19	—
2016	$1.04	$1.05	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.67	$1.88	10,632
2019	$1.40	$1.67	10,465
2018	$1.50	$1.40	10,525
2017	$1.31	$1.50	102,679
2016	$1.28	$1.31	261,954
2015	$1.30	$1.28	239,650
2014	$1.27	$1.30	433,953
2013	$1.04	$1.27	461,885
2012	$0.96	$1.04	685,418
2011	$1.01	$0.96	689,899

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.20	$1.29	1,669
2019	$1.06	$1.20	—
2018	$1.12	$1.06	—
2017	$1.02	$1.12	37,764
2016	$1.02	$1.02	37,764
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.50	$1.67	—
2019	$1.31	$1.50	1,707
2018	$1.37	$1.31	1,715
2017	$1.24	$1.37	1,742
2016	$1.23	$1.24	18,223
2015	$1.25	$1.23	17,376
2014	$1.22	$1.25	17,545
2013	$1.06	$1.22	91,421
2012	$1.00	$1.06	142,697
2011	$1.01	$1.00	296,321

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Science and Technology Sub-Account:
2020	$5.25	$6.98	311,572
2019	$3.58	$5.25	393,297
2018	$3.85	$3.58	574,919
2017	$2.97	$3.85	778,468
2016	$2.98	$2.97	946,293
2015	$3.13	$2.98	1,003,753
2014	$3.10	$3.13	1,174,609
2013	$2.02	$3.10	1,431,378
2012	$1.61	$2.02	1,734,124
2011	$1.74	$1.61	1,940,573

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.67	$2.54	179,077
2019	$2.19	$2.67	206,653
2018	$2.36	$2.19	339,184
2017	$2.28	$2.36	445,102
2016	$2.23	$2.28	497,365
2015	$2.17	$2.23	531,244
2014	$1.70	$2.17	672,845
2013	$1.71	$1.70	738,608
2012	$1.48	$1.71	933,930
2011	$1.44	$1.48	960,026

Ivy VIP Small Cap Core Sub-Account:
2020	$2.70	$2.83	164,847
2019	$2.21	$2.70	176,706
2018	$2.52	$2.21	201,629
2017	$2.26	$2.52	315,243
2016	$1.78	$2.26	369,444
2015	$1.93	$1.78	422,461
2014	$1.83	$1.93	505,440
2013	$1.40	$1.83	539,625
2012	$1.20	$1.40	682,988
2011	$1.41	$1.20	835,903

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.49	$3.37	438,679
2019	$2.06	$2.49	541,844
2018	$2.19	$2.06	808,996
2017	$1.81	$2.19	652,160
2016	$1.80	$1.81	711,229
2015	$1.80	$1.80	750,087
2014	$1.80	$1.80	909,945
2013	$1.28	$1.80	1,023,403
2012	$1.24	$1.28	1,135,905
2011	$1.42	$1.24	1,281,774

Ivy VIP Value Sub-Account:
2020	$2.40	$2.40	262,923
2019	$1.94	$2.40	273,934
2018	$2.13	$1.94	338,757
2017	$1.93	$2.13	483,140
2016	$1.77	$1.93	562,621
2015	$1.88	$1.77	645,698
2014	$1.72	$1.88	758,940
2013	$1.30	$1.72	901,199
2012	$1.11	$1.30	1,073,630
2011	$1.22	$1.11	1,281,451

2.00% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.92	$3.26	46,755
2019	$2.45	$2.92	55,420
2018	$2.64	$2.45	61,295
2017	$2.28	$2.64	105,738
2016	$2.39	$2.28	123,229
2015	$2.66	$2.39	185,737
2014	$2.86	$2.66	232,542
2013	$2.33	$2.86	498,470
2012	$2.00	$2.33	556,146
2011	$2.20	$2.00	643,323

Ivy VIP Balanced Sub-Account:
2020	$2.29	$2.56	45,529
2019	$1.91	$2.29	54,620
2018	$2.02	$1.91	64,051
2017	$1.85	$2.02	79,444
2016	$1.85	$1.85	89,122
2015	$1.89	$1.85	109,282
2014	$1.79	$1.89	40,562
2013	$1.48	$1.79	110,076
2012	$1.35	$1.48	102,315
2011	$1.33	$1.35	34,612

Ivy VIP Core Equity Sub-Account:
2020	$3.15	$3.75	7,709
2019	$2.45	$3.15	8,977
2018	$2.62	$2.45	24,509
2017	$2.21	$2.62	25,277
2016	$2.17	$2.21	25,810
2015	$2.23	$2.17	30,187
2014	$2.08	$2.23	32,750
2013	$1.59	$2.08	33,770
2012	$1.37	$1.59	43,145
2011	$1.37	$1.37	51,593

Ivy VIP Corporate Bond Sub-Account:
2020	$1.34	$1.46	110,615
2019	$1.22	$1.34	169,084
2018	$1.27	$1.22	218,411
2017	$1.24	$1.27	230,147
2016	$1.22	$1.24	228,020
2015	$1.24	$1.22	247,269
2014	$1.21	$1.24	269,072
2013	$1.26	$1.21	460,112
2012	$1.22	$1.26	465,180
2011	$1.16	$1.22	476,940

Ivy VIP Energy Sub-Account:
2020	$0.65	$0.40	—
2019	$0.64	$0.65	—
2018	$0.99	$0.64	—
2017	$1.16	$0.99	4,416
2016	$0.88	$1.16	4,429
2015	$1.15	$0.88	9,200
2014	$1.31	$1.15	9,270
2013	$1.05	$1.31	25,462
2012	$1.06	$1.05	25,654
2011	$1.18	$1.06	84,563

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Bond Sub-Account(a):
2020	$1.08	$1.14	—
2019	$1.00	$1.08	—
2018	$1.03	$1.00	—
2017	$1.00	$1.03	—
2016	$0.96	$1.00	—
2015	$1.00	$0.96	11,251
2014	$1.02	$1.00	11,336
2013	$1.02	$1.02	11,421
2012	$0.98	$1.02	11,507
2011	$1.00	$0.98	11,594

Ivy VIP Global Equity Income Sub-Account:
2020	$2.18	$2.21	19,618
2019	$1.81	$2.18	19,495
2018	$2.09	$1.81	23,408
2017	$1.84	$2.09	23,286
2016	$1.76	$1.84	24,577
2015	$1.83	$1.76	32,351
2014	$1.70	$1.83	38,026
2013	$1.34	$1.70	144,671
2012	$1.21	$1.34	156,502
2011	$1.29	$1.21	183,851

Ivy VIP Global Growth Sub-Account:
2020	$2.30	$2.72	66,763
2019	$1.86	$2.30	72,768
2018	$2.03	$1.86	74,887
2017	$1.66	$2.03	113,544
2016	$1.75	$1.66	118,828
2015	$1.73	$1.75	107,313
2014	$1.74	$1.73	107,681
2013	$1.49	$1.74	125,930
2012	$1.29	$1.49	121,556
2011	$1.42	$1.29	135,849

Ivy VIP Government Money Market Sub-Account:
2020	$0.89	$0.87	25,601
2019	$0.89	$0.89	37,849
2018	$0.89	$0.89	37,997
2017	$0.90	$0.89	37,507
2016	$0.92	$0.90	36,972
2015	$0.94	$0.92	33,666
2014	$0.96	$0.94	41,994
2013	$0.98	$0.96	29,298
2012	$1.00	$0.98	10,967
2011	$1.02	$1.00	18,993

Ivy VIP Growth Sub-Account:
2020	$3.57	$4.57	78,260
2019	$2.67	$3.57	95,232
2018	$2.66	$2.67	103,412
2017	$2.10	$2.66	120,053
2016	$2.11	$2.10	128,172
2015	$2.01	$2.11	126,096
2014	$1.84	$2.01	138,688
2013	$1.37	$1.84	179,831
2012	$1.24	$1.37	232,720
2011	$1.24	$1.24	248,940

2.00% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP High Income Sub-Account:
2020	$2.17	$2.25	21,617
2019	$1.99	$2.17	50,607
2018	$2.07	$1.99	81,148
2017	$1.98	$2.07	120,071
2016	$1.74	$1.98	123,023
2015	$1.90	$1.74	147,512
2014	$1.90	$1.90	182,553
2013	$1.75	$1.90	390,687
2012	$1.51	$1.75	490,390
2011	$1.46	$1.51	466,577

Ivy VIP International Core Equity Sub-Account:
2020	$1.87	$1.96	47,768
2019	$1.61	$1.87	71,644
2018	$1.99	$1.61	77,162
2017	$1.65	$1.99	144,242
2016	$1.67	$1.65	147,693
2015	$1.72	$1.67	165,769
2014	$1.73	$1.72	177,847
2013	$1.41	$1.73	200,243
2012	$1.27	$1.41	268,495
2011	$1.50	$1.27	291,048

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.98	$1.00	—
2019	$0.96	$0.98	—
2018	$0.97	$0.96	—
2017	$0.97	$0.97	—
2016	$0.97	$0.97	—
2015	$0.99	$0.97	33,789
2014	$1.00	$0.99	34,043
2013	$1.02	$1.00	34,300
2012	$1.01	$1.02	34,558
2011	$1.00	$1.01	37,366

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.77	$5.50	35,594
2019	$2.79	$3.77	37,665
2018	$2.84	$2.79	37,885
2017	$2.29	$2.84	97,670
2016	$2.20	$2.29	97,517
2015	$2.38	$2.20	110,371
2014	$2.25	$2.38	111,351
2013	$1.77	$2.25	164,969
2012	$1.59	$1.77	172,954
2011	$1.63	$1.59	146,195

Ivy VIP Natural Resources Sub-Account:
2020	$0.83	$0.71	31,838
2019	$0.77	$0.83	55,094
2018	$1.02	$0.77	49,190
2017	$1.01	$1.02	124,353
2016	$0.84	$1.01	124,814
2015	$1.10	$0.84	138,049
2014	$1.29	$1.10	132,322
2013	$1.22	$1.29	158,329
2012	$1.22	$1.22	169,414
2011	$1.59	$1.22	271,070

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.76	$2.00	—
2019	$1.46	$1.76	—
2018	$1.56	$1.46	—
2017	$1.33	$1.56	8,681
2016	$1.29	$1.33	—
2015	$1.31	$1.29	—
2014	$1.28	$1.31	—
2013	$1.02	$1.28	—
2012	$0.93	$1.02	—
2011	$0.99	$0.93	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.39	$1.54	—
2019	$1.24	$1.39	—
2018	$1.29	$1.24	—
2017	$1.19	$1.29	—
2016	$1.18	$1.19	—
2015	$1.20	$1.18	—
2014	$1.18	$1.20	—
2013	$1.05	$1.18	—
2012	$1.00	$1.05	—
2011	$1.02	$1.00	—

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.25	$1.34	—
2019	$1.09	$1.25	—
2018	$1.15	$1.09	—
2017	$1.04	$1.15	—
2016	$1.04	$1.04	—
2015	$1.06	$1.04	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.56	$1.75	—
2019	$1.34	$1.56	—
2018	$1.42	$1.34	—
2017	$1.26	$1.42	—
2016	$1.24	$1.26	—
2015	$1.26	$1.24	—
2014	$1.24	$1.26	—
2013	$1.05	$1.24	—
2012	$0.97	$1.05	—
2011	$1.01	$0.97	—

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.29	$1.39	—
2019	$1.11	$1.29	—
2018	$1.18	$1.11	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

2.00% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.65	$1.86	475,832
2019	$1.39	$1.65	329,611
2018	$1.48	$1.39	299,261
2017	$1.30	$1.48	299,261
2016	$1.27	$1.30	358,218
2015	$1.29	$1.27	338,204
2014	$1.26	$1.29	305,086
2013	$1.04	$1.26	307,383
2012	$0.95	$1.04	262,171
2011	$1.00	$0.95	73,605

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.19	$1.28	—
2019	$1.06	$1.19	—
2018	$1.11	$1.06	—
2017	$1.01	$1.11	—
2016	$1.02	$1.01	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.49	$1.65	—
2019	$1.30	$1.49	—
2018	$1.36	$1.30	—
2017	$1.23	$1.36	—
2016	$1.22	$1.23	—
2015	$1.24	$1.22	—
2014	$1.22	$1.24	—
2013	$1.05	$1.22	—
2012	$0.99	$1.05	—
2011	$1.01	$0.99	—

Ivy VIP Science and Technology Sub-Account:
2020	$5.17	$6.86	77,254
2019	$3.53	$5.17	81,808
2018	$3.80	$3.53	97,962
2017	$2.93	$3.80	151,932
2016	$2.95	$2.93	156,033
2015	$3.10	$2.95	118,185
2014	$3.07	$3.10	139,564
2013	$2.00	$3.07	256,507
2012	$1.60	$2.00	328,834
2011	$1.73	$1.60	381,535

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.63	$2.50	37,962
2019	$2.16	$2.63	39,502
2018	$2.33	$2.16	43,364
2017	$2.25	$2.33	130,365
2016	$2.21	$2.25	127,909
2015	$2.15	$2.21	141,231
2014	$1.68	$2.15	120,192
2013	$1.70	$1.68	130,286
2012	$1.47	$1.70	181,672
2011	$1.43	$1.47	202,700

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Core Sub-Account:
2020	$2.66	$2.79	33,982
2019	$2.18	$2.66	47,996
2018	$2.48	$2.18	53,555
2017	$2.23	$2.48	70,575
2016	$1.76	$2.23	78,802
2015	$1.91	$1.76	91,180
2014	$1.82	$1.91	102,532
2013	$1.39	$1.82	123,187
2012	$1.19	$1.39	188,800
2011	$1.40	$1.19	214,788

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.46	$3.31	79,784
2019	$2.03	$2.46	91,419
2018	$2.16	$2.03	113,671
2017	$1.79	$2.16	69,659
2016	$1.77	$1.79	73,424
2015	$1.78	$1.77	66,227
2014	$1.78	$1.78	69,011
2013	$1.27	$1.78	152,011
2012	$1.23	$1.27	219,651
2011	$1.41	$1.23	177,671

Ivy VIP Value Sub-Account:
2020	$2.37	$2.36	51,131
2019	$1.91	$2.37	84,026
2018	$2.10	$1.91	94,896
2017	$1.91	$2.10	108,792
2016	$1.75	$1.91	123,884
2015	$1.86	$1.75	137,622
2014	$1.71	$1.86	156,071
2013	$1.29	$1.71	167,720
2012	$1.10	$1.29	247,857
2011	$1.22	$1.10	271,267

2.10% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.88	$3.21	157,418
2019	$2.41	$2.88	182,900
2018	$2.61	$2.41	188,509
2017	$2.25	$2.61	204,814
2016	$2.36	$2.25	218,835
2015	$2.63	$2.36	296,342
2014	$2.83	$2.63	388,816
2013	$2.31	$2.83	452,891
2012	$1.98	$2.31	517,696
2011	$2.18	$1.98	791,451

2.10% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Balanced Sub-Account:
2020	$2.25	$2.52	54,430
2019	$1.88	$2.25	69,700
2018	$1.99	$1.88	71,992
2017	$1.82	$1.99	78,850
2016	$1.82	$1.82	116,927
2015	$1.87	$1.82	81,466
2014	$1.77	$1.87	84,675
2013	$1.46	$1.77	139,412
2012	$1.34	$1.46	87,395
2011	$1.32	$1.34	74,123

Ivy VIP Core Equity Sub-Account:
2020	$3.10	$3.69	56,110
2019	$2.41	$3.10	72,654
2018	$2.58	$2.41	77,070
2017	$2.18	$2.58	81,269
2016	$2.15	$2.18	96,300
2015	$2.21	$2.15	85,799
2014	$2.06	$2.21	102,030
2013	$1.57	$2.06	149,801
2012	$1.36	$1.57	143,168
2011	$1.36	$1.36	151,120

Ivy VIP Corporate Bond Sub-Account:
2020	$1.32	$1.43	160,035
2019	$1.20	$1.32	194,907
2018	$1.25	$1.20	218,208
2017	$1.23	$1.25	224,750
2016	$1.20	$1.23	289,489
2015	$1.23	$1.20	232,181
2014	$1.20	$1.23	273,702
2013	$1.25	$1.20	329,073
2012	$1.21	$1.25	376,463
2011	$1.15	$1.21	473,763

Ivy VIP Energy Sub-Account:
2020	$0.64	$0.40	94,941
2019	$0.63	$0.64	72,152
2018	$0.98	$0.63	63,090
2017	$1.15	$0.98	71,652
2016	$0.87	$1.15	52,411
2015	$1.14	$0.87	51,673
2014	$1.30	$1.14	31,614
2013	$1.04	$1.30	31,404
2012	$1.05	$1.04	25,384
2011	$1.18	$1.05	38,907

Ivy VIP Global Bond Sub-Account(a):
2020	$1.07	$1.13	6,647
2019	$1.00	$1.07	6,704
2018	$1.02	$1.00	6,761
2017	$1.00	$1.02	6,820
2016	$0.95	$1.00	17,902
2015	$1.00	$0.95	17,209
2014	$1.02	$1.00	30,999
2013	$1.02	$1.02	31,268
2012	$0.98	$1.02	35,572
2011	$1.00	$0.98	25,089

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Equity Income Sub-Account:
2020	$2.15	$2.17	70,758
2019	$1.78	$2.15	84,164
2018	$2.06	$1.78	84,747
2017	$1.82	$2.06	95,094
2016	$1.74	$1.82	125,450
2015	$1.81	$1.74	113,469
2014	$1.68	$1.81	123,715
2013	$1.33	$1.68	136,704
2012	$1.20	$1.33	160,062
2011	$1.28	$1.20	187,419

Ivy VIP Global Growth Sub-Account:
2020	$2.26	$2.67	98,414
2019	$1.84	$2.26	105,492
2018	$2.00	$1.84	108,852
2017	$1.64	$2.00	115,431
2016	$1.73	$1.64	157,938
2015	$1.71	$1.73	143,070
2014	$1.73	$1.71	144,948
2013	$1.48	$1.73	176,243
2012	$1.28	$1.48	174,658
2011	$1.41	$1.28	225,536

Ivy VIP Government Money Market Sub-Account:
2020	$0.87	$0.86	27,232
2019	$0.87	$0.87	27,232
2018	$0.88	$0.87	27,232
2017	$0.89	$0.88	27,232
2016	$0.91	$0.89	27,232
2015	$0.93	$0.91	24,688
2014	$0.95	$0.93	38,423
2013	$0.97	$0.95	164,412
2012	$0.99	$0.97	564,711
2011	$1.01	$0.99	295,648

Ivy VIP Growth Sub-Account:
2020	$3.51	$4.49	117,158
2019	$2.63	$3.51	143,023
2018	$2.62	$2.63	165,181
2017	$2.07	$2.62	176,496
2016	$2.09	$2.07	225,465
2015	$1.99	$2.09	212,592
2014	$1.82	$1.99	259,112
2013	$1.36	$1.82	375,590
2012	$1.23	$1.36	404,937
2011	$1.23	$1.23	464,939

Ivy VIP High Income Sub-Account:
2020	$2.13	$2.21	185,217
2019	$1.96	$2.13	211,663
2018	$2.04	$1.96	221,421
2017	$1.96	$2.04	227,209
2016	$1.72	$1.96	287,122
2015	$1.88	$1.72	261,597
2014	$1.88	$1.88	259,599
2013	$1.74	$1.88	320,380
2012	$1.50	$1.74	316,321
2011	$1.45	$1.50	376,875

2.10% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP International Core Equity Sub-Account:
2020	$1.84	$1.93	74,268
2019	$1.58	$1.84	87,781
2018	$1.97	$1.58	100,756
2017	$1.63	$1.97	98,095
2016	$1.65	$1.63	109,713
2015	$1.70	$1.65	96,947
2014	$1.71	$1.70	98,958
2013	$1.40	$1.71	131,608
2012	$1.26	$1.40	155,853
2011	$1.49	$1.26	154,927

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.97	$0.99	6,699
2019	$0.95	$0.97	6,699
2018	$0.96	$0.95	6,699
2017	$0.97	$0.96	6,699
2016	$0.97	$0.97	14,853
2015	$0.98	$0.97	14,284
2014	$0.99	$0.98	42,657
2013	$1.02	$0.99	43,030
2012	$1.01	$1.02	46,126
2011	$1.00	$1.01	33,198

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.71	$5.42	11,917
2019	$2.75	$3.71	17,563
2018	$2.81	$2.75	18,994
2017	$2.26	$2.81	29,663
2016	$2.17	$2.26	32,809
2015	$2.36	$2.17	20,659
2014	$2.23	$2.36	31,806
2013	$1.75	$2.23	44,758
2012	$1.58	$1.75	58,416
2011	$1.62	$1.58	68,767

Ivy VIP Natural Resources Sub-Account:
2020	$0.81	$0.70	24,682
2019	$0.76	$0.81	34,404
2018	$1.01	$0.76	54,378
2017	$1.00	$1.01	76,275
2016	$0.83	$1.00	107,768
2015	$1.09	$0.83	117,463
2014	$1.28	$1.09	151,849
2013	$1.21	$1.28	141,083
2012	$1.21	$1.21	224,771
2011	$1.58	$1.21	252,021

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.74	$1.98	36,358
2019	$1.45	$1.74	38,050
2018	$1.54	$1.45	39,720
2017	$1.31	$1.54	41,472
2016	$1.28	$1.31	43,243
2015	$1.30	$1.28	42,433
2014	$1.27	$1.30	44,485
2013	$1.02	$1.27	44,865
2012	$0.93	$1.02	45,248
2011	$0.99	$0.93	45,683

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.38	$1.52	33,854
2019	$1.23	$1.38	33,910
2018	$1.28	$1.23	73,016
2017	$1.18	$1.28	73,113
2016	$1.17	$1.18	122,196
2015	$1.19	$1.17	116,764
2014	$1.18	$1.19	120,093
2013	$1.05	$1.18	191,807
2012	$1.00	$1.05	180,443
2011	$1.01	$1.00	74,521

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.24	$1.33	—
2019	$1.08	$1.24	—
2018	$1.15	$1.08	—
2017	$1.03	$1.15	—
2016	$1.04	$1.03	—
2015	$1.06	$1.04	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.54	$1.73	17,996
2019	$1.32	$1.54	17,996
2018	$1.41	$1.32	17,996
2017	$1.25	$1.41	77,194
2016	$1.23	$1.25	77,194
2015	$1.26	$1.23	55,463
2014	$1.23	$1.26	55,937
2013	$1.04	$1.23	56,415
2012	$0.97	$1.04	56,896
2011	$1.01	$0.97	57,383

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.29	$1.38	—
2019	$1.10	$1.29	—
2018	$1.18	$1.10	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.63	$1.84	31,751
2019	$1.37	$1.63	31,764
2018	$1.47	$1.37	31,778
2017	$1.29	$1.47	31,792
2016	$1.26	$1.29	31,807
2015	$1.28	$1.26	—
2014	$1.25	$1.28	—
2013	$1.03	$1.25	—
2012	$0.95	$1.03	—
2011	$1.00	$0.95	—

2.10% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.18	$1.27	—
2019	$1.05	$1.18	—
2018	$1.11	$1.05	—
2017	$1.01	$1.11	—
2016	$1.02	$1.01	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.47	$1.63	—
2019	$1.28	$1.47	—
2018	$1.35	$1.28	—
2017	$1.22	$1.35	—
2016	$1.21	$1.22	—
2015	$1.23	$1.21	—
2014	$1.21	$1.23	—
2013	$1.05	$1.21	—
2012	$0.99	$1.05	—
2011	$1.01	$0.99	—

Ivy VIP Science and Technology Sub-Account:
2020	$5.09	$6.75	52,527
2019	$3.48	$5.09	65,295
2018	$3.75	$3.48	80,166
2017	$2.90	$3.75	90,488
2016	$2.91	$2.90	142,019
2015	$3.06	$2.91	128,536
2014	$3.04	$3.06	145,888
2013	$1.99	$3.04	200,708
2012	$1.59	$1.99	236,503
2011	$1.72	$1.59	299,124

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.59	$2.45	56,831
2019	$2.12	$2.59	61,987
2018	$2.30	$2.12	70,788
2017	$2.23	$2.30	71,237
2016	$2.18	$2.23	95,360
2015	$2.12	$2.18	88,853
2014	$1.67	$2.12	95,540
2013	$1.68	$1.67	123,563
2012	$1.46	$1.68	124,537
2011	$1.42	$1.46	144,733

Ivy VIP Small Cap Core Sub-Account:
2020	$2.61	$2.74	54,998
2019	$2.15	$2.61	52,007
2018	$2.45	$2.15	54,978
2017	$2.20	$2.45	60,692
2016	$1.74	$2.20	65,373
2015	$1.89	$1.74	63,464
2014	$1.80	$1.89	66,907
2013	$1.38	$1.80	106,557
2012	$1.18	$1.38	121,992
2011	$1.39	$1.18	111,030

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.42	$3.26	130,627
2019	$2.00	$2.42	149,930
2018	$2.13	$2.00	151,596
2017	$1.77	$2.13	129,005
2016	$1.75	$1.77	196,296
2015	$1.76	$1.75	170,379
2014	$1.77	$1.76	178,247
2013	$1.26	$1.77	215,410
2012	$1.22	$1.26	249,496
2011	$1.40	$1.22	276,800

Ivy VIP Value Sub-Account:
2020	$2.33	$2.33	140,124
2019	$1.88	$2.33	148,153
2018	$2.07	$1.88	164,624
2017	$1.88	$2.07	163,845
2016	$1.73	$1.88	184,679
2015	$1.84	$1.73	165,308
2014	$1.69	$1.84	171,045
2013	$1.28	$1.69	252,605
2012	$1.10	$1.28	285,005
2011	$1.21	$1.10	293,086

2.15% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.86	$3.18	35,267
2019	$2.40	$2.86	53,923
2018	$2.59	$2.40	54,492
2017	$2.24	$2.59	51,761
2016	$2.35	$2.24	56,586
2015	$2.61	$2.35	50,058
2014	$2.82	$2.61	49,396
2013	$2.30	$2.82	58,513
2012	$1.97	$2.30	51,737
2011	$2.17	$1.97	52,103

Ivy VIP Balanced Sub-Account:
2020	$2.23	$2.50	2,510
2019	$1.87	$2.23	9,371
2018	$1.97	$1.87	9,371
2017	$1.81	$1.97	9,371
2016	$1.81	$1.81	9,371
2015	$1.86	$1.81	18,273
2014	$1.77	$1.86	16,390
2013	$1.46	$1.77	16,768
2012	$1.33	$1.46	16,648
2011	$1.32	$1.33	16,859

2.15% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Core Equity Sub-Account:
2020	$3.08	$3.66	13,092
2019	$2.40	$3.08	3,183
2018	$2.56	$2.40	3,183
2017	$2.17	$2.56	3,183
2016	$2.14	$2.17	2,036
2015	$2.20	$2.14	2,078
2014	$2.05	$2.20	2,389
2013	$1.57	$2.05	3,307
2012	$1.35	$1.57	3,543
2011	$1.36	$1.35	3,919

Ivy VIP Corporate Bond Sub-Account:
2020	$1.31	$1.42	27,079
2019	$1.19	$1.31	9,850
2018	$1.24	$1.19	9,850
2017	$1.22	$1.24	9,850
2016	$1.20	$1.22	9,850
2015	$1.22	$1.20	8,869
2014	$1.19	$1.22	8,950
2013	$1.25	$1.19	9,031
2012	$1.20	$1.25	9,112
2011	$1.15	$1.20	9,195

Ivy VIP Energy Sub-Account:
2020	$0.64	$0.39	—
2019	$0.63	$0.64	—
2018	$0.98	$0.63	—
2017	$1.14	$0.98	—
2016	$0.87	$1.14	4,936
2015	$1.14	$0.87	—
2014	$1.30	$1.14	3,869
2013	$1.04	$1.30	20,858
2012	$1.05	$1.04	18,990
2011	$1.18	$1.05	23,689

Ivy VIP Global Bond Sub-Account(a):
2020	$1.06	$1.12	3,447
2019	$0.99	$1.06	—
2018	$1.02	$0.99	—
2017	$1.00	$1.02	—
2016	$0.95	$1.00	—
2015	$1.00	$0.95	—
2014	$1.02	$1.00	—
2013	$1.02	$1.02	—
2012	$0.98	$1.02	—
2011	$1.00	$0.98	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.13	$2.15	59,407
2019	$1.77	$2.13	68,057
2018	$2.05	$1.77	68,697
2017	$1.81	$2.05	69,181
2016	$1.73	$1.81	73,397
2015	$1.80	$1.73	67,265
2014	$1.68	$1.80	73,191
2013	$1.32	$1.68	77,704
2012	$1.19	$1.32	76,660
2011	$1.28	$1.19	85,583

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Growth Sub-Account:
2020	$2.25	$2.65	22,913
2019	$1.82	$2.25	21,513
2018	$1.99	$1.82	21,653
2017	$1.63	$1.99	32,473
2016	$1.72	$1.63	32,539
2015	$1.70	$1.72	37,548
2014	$1.72	$1.70	38,299
2013	$1.47	$1.72	38,517
2012	$1.27	$1.47	36,351
2011	$1.41	$1.27	37,055

Ivy VIP Government Money Market Sub-Account:
2020	$0.86	$0.85	—
2019	$0.87	$0.86	—
2018	$0.87	$0.87	—
2017	$0.89	$0.87	—
2016	$0.91	$0.89	—
2015	$0.92	$0.91	—
2014	$0.94	$0.92	—
2013	$0.96	$0.94	—
2012	$0.99	$0.96	—
2011	$1.01	$0.99	—

Ivy VIP Growth Sub-Account:
2020	$3.49	$4.45	63,644
2019	$2.61	$3.49	72,207
2018	$2.61	$2.61	73,820
2017	$2.06	$2.61	77,086
2016	$2.08	$2.06	84,374
2015	$1.98	$2.08	91,207
2014	$1.81	$1.98	101,634
2013	$1.35	$1.81	117,825
2012	$1.23	$1.35	117,870
2011	$1.23	$1.23	129,169

Ivy VIP High Income Sub-Account:
2020	$2.12	$2.20	1,829
2019	$1.94	$2.12	7,417
2018	$2.03	$1.94	7,363
2017	$1.94	$2.03	6,469
2016	$1.71	$1.94	5,828
2015	$1.87	$1.71	6,682
2014	$1.87	$1.87	5,264
2013	$1.73	$1.87	5,141
2012	$1.49	$1.73	4,493
2011	$1.45	$1.49	4,221

Ivy VIP International Core Equity Sub-Account:
2020	$1.82	$1.91	—
2019	$1.57	$1.82	—
2018	$1.95	$1.57	—
2017	$1.62	$1.95	—
2016	$1.64	$1.62	—
2015	$1.69	$1.64	8,476
2014	$1.70	$1.69	8,592
2013	$1.39	$1.70	8,551
2012	$1.25	$1.39	8,425
2011	$1.49	$1.25	8,639

2.15% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.96	$0.98	19,208
2019	$0.94	$0.96	—
2018	$0.96	$0.94	—
2017	$0.97	$0.96	—
2016	$0.97	$0.97	—
2015	$0.98	$0.97	—
2014	$0.99	$0.98	—
2013	$1.02	$0.99	—
2012	$1.01	$1.02	—
2011	$1.00	$1.01	—

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.68	$5.37	22,911
2019	$2.73	$3.68	20,951
2018	$2.79	$2.73	12,963
2017	$2.25	$2.79	12,963
2016	$2.16	$2.25	12,963
2015	$2.35	$2.16	18,208
2014	$2.22	$2.35	18,169
2013	$1.75	$2.22	18,543
2012	$1.57	$1.75	18,805
2011	$1.62	$1.57	19,096

Ivy VIP Natural Resources Sub-Account:
2020	$0.81	$0.70	—
2019	$0.76	$0.81	18,233
2018	$1.01	$0.76	46,498
2017	$1.00	$1.01	57,563
2016	$0.82	$1.00	68,540
2015	$1.08	$0.82	76,183
2014	$1.27	$1.08	72,020
2013	$1.21	$1.27	86,800
2012	$1.21	$1.21	66,852
2011	$1.57	$1.21	60,611

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.73	$1.96	—
2019	$1.44	$1.73	—
2018	$1.53	$1.44	—
2017	$1.31	$1.53	—
2016	$1.28	$1.31	—
2015	$1.30	$1.28	—
2014	$1.27	$1.30	—
2013	$1.02	$1.27	—
2012	$0.93	$1.02	—
2011	$0.99	$0.93	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.37	$1.51	5,324
2019	$1.22	$1.37	—
2018	$1.27	$1.22	—
2017	$1.17	$1.27	—
2016	$1.17	$1.17	—
2015	$1.19	$1.17	—
2014	$1.17	$1.19	—
2013	$1.04	$1.17	—
2012	$1.00	$1.04	—
2011	$1.01	$1.00	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.24	$1.32	15,414
2019	$1.08	$1.24	—
2018	$1.15	$1.08	—
2017	$1.03	$1.15	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.53	$1.72	9,013
2019	$1.32	$1.53	9,013
2018	$1.40	$1.32	9,013
2017	$1.25	$1.40	9,013
2016	$1.23	$1.25	—
2015	$1.25	$1.23	—
2014	$1.23	$1.25	—
2013	$1.04	$1.23	—
2012	$0.97	$1.04	—
2011	$1.00	$0.97	—

Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility Sub-Account(b):
2020	$1.28	$1.38	7,494
2019	$1.10	$1.28	—
2018	$1.18	$1.10	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.62	$1.83	7,691
2019	$1.36	$1.62	7,691
2018	$1.46	$1.36	7,691
2017	$1.28	$1.46	7,691
2016	$1.25	$1.28	—
2015	$1.28	$1.25	6,497
2014	$1.25	$1.28	—
2013	$1.03	$1.25	—
2012	$0.95	$1.03	—
2011	$1.00	$0.95	—

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.18	$1.27	39,774
2019	$1.05	$1.18	—
2018	$1.10	$1.05	—
2017	$1.01	$1.10	—
2016	$1.02	$1.01	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—

2.15% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.46	$1.62	—
2019	$1.28	$1.46	—
2018	$1.34	$1.28	—
2017	$1.21	$1.34	—
2016	$1.20	$1.21	—
2015	$1.23	$1.20	2,819
2014	$1.21	$1.23	—
2013	$1.05	$1.21	—
2012	$0.99	$1.05	—
2011	$1.01	$0.99	—

Ivy VIP Science and Technology Sub-Account:
2020	$5.05	$6.69	84,546
2019	$3.45	$5.05	97,310
2018	$3.72	$3.45	91,422
2017	$2.88	$3.72	100,786
2016	$2.90	$2.88	108,974
2015	$3.05	$2.90	96,555
2014	$3.03	$3.05	104,105
2013	$1.98	$3.03	118,411
2012	$1.58	$1.98	127,172
2011	$1.71	$1.58	136,863

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.57	$2.43	—
2019	$2.11	$2.57	23,826
2018	$2.28	$2.11	36,482
2017	$2.21	$2.28	44,537
2016	$2.17	$2.21	50,952
2015	$2.11	$2.17	48,283
2014	$1.66	$2.11	50,331
2013	$1.68	$1.66	56,792
2012	$1.45	$1.68	47,878
2011	$1.42	$1.45	50,594

Ivy VIP Small Cap Core Sub-Account:
2020	$2.59	$2.72	3,617
2019	$2.13	$2.59	3,245
2018	$2.43	$2.13	3,354
2017	$2.19	$2.43	3,757
2016	$1.73	$2.19	4,160
2015	$1.88	$1.73	4,319
2014	$1.79	$1.88	4,352
2013	$1.37	$1.79	4,326
2012	$1.18	$1.37	2,824
2011	$1.38	$1.18	3,219

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.40	$3.23	80,949
2019	$1.99	$2.40	79,702
2018	$2.12	$1.99	80,183
2017	$1.76	$2.12	76,064
2016	$1.74	$1.76	83,056
2015	$1.75	$1.74	81,521
2014	$1.76	$1.75	90,047
2013	$1.25	$1.76	95,265
2012	$1.22	$1.25	99,229
2011	$1.39	$1.22	106,922

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Value Sub-Account:
2020	$2.31	$2.31	44,350
2019	$1.87	$2.31	53,468
2018	$2.06	$1.87	53,468
2017	$1.87	$2.06	53,468
2016	$1.72	$1.87	57,624
2015	$1.83	$1.72	63,936
2014	$1.68	$1.83	69,308
2013	$1.27	$1.68	74,210
2012	$1.09	$1.27	79,854
2011	$1.20	$1.09	89,157

2.25% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.81	$3.13	—
2019	$2.36	$2.81	—
2018	$2.55	$2.36	—
2017	$2.21	$2.55	—
2016	$2.32	$2.21	—
2015	$2.59	$2.32	—
2014	$2.79	$2.59	—
2013	$2.28	$2.79	—
2012	$1.96	$2.28	—
2011	$2.16	$1.96	—

Ivy VIP Balanced Sub-Account:
2020	$2.20	$2.45	—
2019	$1.84	$2.20	—
2018	$1.95	$1.84	—
2017	$1.79	$1.95	—
2016	$1.79	$1.79	—
2015	$1.84	$1.79	—
2014	$1.75	$1.84	—
2013	$1.45	$1.75	—
2012	$1.32	$1.45	—
2011	$1.31	$1.32	—

Ivy VIP Core Equity Sub-Account:
2020	$3.03	$3.60	—
2019	$2.36	$3.03	—
2018	$2.53	$2.36	—
2017	$2.14	$2.53	—
2016	$2.11	$2.14	—
2015	$2.18	$2.11	—
2014	$2.03	$2.18	—
2013	$1.55	$2.03	—
2012	$1.34	$1.55	—
2011	$1.35	$1.34	—

2.25% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Corporate Bond Sub-Account:
2020	$1.29	$1.40	8,029
2019	$1.17	$1.29	7,658
2018	$1.22	$1.17	7,929
2017	$1.20	$1.22	7,070
2016	$1.18	$1.20	6,215
2015	$1.21	$1.18	5,802
2014	$1.18	$1.21	5,994
2013	$1.24	$1.18	10,082
2012	$1.20	$1.24	9,211
2011	$1.14	$1.20	9,402

Ivy VIP Energy Sub-Account:
2020	$0.63	$0.39	—
2019	$0.62	$0.63	—
2018	$0.96	$0.62	—
2017	$1.13	$0.96	—
2016	$0.86	$1.13	—
2015	$1.13	$0.86	—
2014	$1.29	$1.13	—
2013	$1.03	$1.29	—
2012	$1.04	$1.03	—
2011	$1.17	$1.04	—

Ivy VIP Global Bond Sub-Account(a):
2020	$1.05	$1.11	—
2019	$0.98	$1.05	—
2018	$1.01	$0.98	—
2017	$0.99	$1.01	—
2016	$0.95	$0.99	—
2015	$0.99	$0.95	—
2014	$1.01	$0.99	—
2013	$1.02	$1.01	—
2012	$0.98	$1.02	—
2011	$1.00	$0.98	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.10	$2.12	—
2019	$1.74	$2.10	—
2018	$2.02	$1.74	—
2017	$1.79	$2.02	—
2016	$1.71	$1.79	—
2015	$1.78	$1.71	—
2014	$1.66	$1.78	—
2013	$1.31	$1.66	—
2012	$1.18	$1.31	—
2011	$1.27	$1.18	—

Ivy VIP Global Growth Sub-Account:
2020	$2.21	$2.61	—
2019	$1.80	$2.21	—
2018	$1.96	$1.80	—
2017	$1.61	$1.96	—
2016	$1.70	$1.61	—
2015	$1.68	$1.70	—
2014	$1.70	$1.68	—
2013	$1.46	$1.70	—
2012	$1.27	$1.46	—
2011	$1.40	$1.27	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Government Money Market Sub-Account:
2020	$0.85	$0.84	—
2019	$0.86	$0.85	—
2018	$0.86	$0.86	—
2017	$0.88	$0.86	—
2016	$0.89	$0.88	—
2015	$0.91	$0.89	—
2014	$0.94	$0.91	—
2013	$0.96	$0.94	—
2012	$0.98	$0.96	—
2011	$1.00	$0.98	—

Ivy VIP Growth Sub-Account:
2020	$3.43	$4.38	2,197
2019	$2.57	$3.43	2,520
2018	$2.57	$2.57	2,672
2017	$2.03	$2.57	3,072
2016	$2.05	$2.03	2,979
2015	$1.96	$2.05	2,823
2014	$1.79	$1.96	2,972
2013	$1.34	$1.79	6,136
2012	$1.22	$1.34	6,504
2011	$1.22	$1.22	6,588

Ivy VIP High Income Sub-Account:
2020	$2.08	$2.16	4,959
2019	$1.92	$2.08	4,563
2018	$2.00	$1.92	4,775
2017	$1.92	$2.00	4,412
2016	$1.69	$1.92	4,506
2015	$1.85	$1.69	3,879
2014	$1.86	$1.85	3,815
2013	$1.72	$1.86	6,862
2012	$1.48	$1.72	7,094
2011	$1.44	$1.48	7,539

Ivy VIP International Core Equity Sub-Account:
2020	$1.80	$1.88	2,865
2019	$1.55	$1.80	2,776
2018	$1.93	$1.55	2,382
2017	$1.60	$1.93	2,615
2016	$1.62	$1.60	2,540
2015	$1.67	$1.62	2,159
2014	$1.68	$1.67	2,112
2013	$1.38	$1.68	4,078
2012	$1.24	$1.38	4,354
2011	$1.48	$1.24	3,887

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.96	$0.97	—
2019	$0.94	$0.96	—
2018	$0.95	$0.94	—
2017	$0.96	$0.95	—
2016	$0.96	$0.96	—
2015	$0.98	$0.96	—
2014	$0.99	$0.98	—
2013	$1.02	$0.99	—
2012	$1.01	$1.02	—
2011	$1.00	$1.01	—

2.25% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.63	$5.29	—
2019	$2.69	$3.63	—
2018	$2.76	$2.69	—
2017	$2.22	$2.76	—
2016	$2.14	$2.22	—
2015	$2.32	$2.14	—
2014	$2.20	$2.32	—
2013	$1.73	$2.20	—
2012	$1.56	$1.73	—
2011	$1.61	$1.56	—

Ivy VIP Natural Resources Sub-Account:
2020	$0.80	$0.69	—
2019	$0.74	$0.80	—
2018	$0.99	$0.74	—
2017	$0.99	$0.99	—
2016	$0.81	$0.99	—
2015	$1.07	$0.81	—
2014	$1.26	$1.07	—
2013	$1.20	$1.26	—
2012	$1.20	$1.20	—
2011	$1.56	$1.20	—

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.71	$1.94	—
2019	$1.42	$1.71	—
2018	$1.52	$1.42	—
2017	$1.30	$1.52	—
2016	$1.27	$1.30	—
2015	$1.29	$1.27	—
2014	$1.26	$1.29	—
2013	$1.01	$1.26	—
2012	$0.92	$1.01	—
2011	$0.98	$0.92	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.35	$1.49	—
2019	$1.21	$1.35	—
2018	$1.26	$1.21	—
2017	$1.16	$1.26	—
2016	$1.16	$1.16	—
2015	$1.18	$1.16	—
2014	$1.17	$1.18	—
2013	$1.04	$1.17	—
2012	$0.99	$1.04	—
2011	$1.01	$0.99	—

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.23	$1.31	—
2019	$1.07	$1.23	—
2018	$1.14	$1.07	—
2017	$1.03	$1.14	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.52	$1.70	—
2019	$1.30	$1.52	—
2018	$1.39	$1.30	—
2017	$1.24	$1.39	—
2016	$1.22	$1.24	—
2015	$1.24	$1.22	—
2014	$1.22	$1.24	—
2013	$1.03	$1.22	—
2012	$0.96	$1.03	—
2011	$1.00	$0.96	—

Ivy VIP Pathfinder Moderately Aggressive —Managed Volatility Sub-Account(b):
2020	$1.27	$1.37	—
2019	$1.09	$1.27	—
2018	$1.17	$1.09	—
2017	$1.04	$1.17	—
2016	$1.04	$1.04	—
2015	$1.07	$1.04	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.60	$1.80	—
2019	$1.35	$1.60	—
2018	$1.45	$1.35	—
2017	$1.27	$1.45	—
2016	$1.24	$1.27	—
2015	$1.27	$1.24	—
2014	$1.24	$1.27	—
2013	$1.02	$1.24	—
2012	$0.95	$1.02	—
2011	$1.00	$0.95	—

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.17	$1.26	—
2019	$1.04	$1.17	—
2018	$1.10	$1.04	—
2017	$1.00	$1.10	—
2016	$1.02	$1.00	—
2015	$1.04	$1.02	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.44	$1.60	—
2019	$1.26	$1.44	—
2018	$1.33	$1.26	—
2017	$1.20	$1.33	—
2016	$1.19	$1.20	—
2015	$1.22	$1.19	—
2014	$1.20	$1.22	—
2013	$1.04	$1.20	—
2012	$0.98	$1.04	—
2011	$1.00	$0.98	—

2.25% Variable Account Charge Continued	2.35% Variable Account Charge

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Science and Technology Sub-Account:
2020	$4.97	$6.58	—
2019	$3.40	$4.97	—
2018	$3.67	$3.40	—
2017	$2.84	$3.67	—
2016	$2.86	$2.84	—
2015	$3.02	$2.86	—
2014	$3.00	$3.02	—
2013	$1.96	$3.00	559
2012	$1.57	$1.96	748
2011	$1.70	$1.57	798

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.53	$2.39	—
2019	$2.08	$2.53	—
2018	$2.25	$2.08	—
2017	$2.18	$2.25	—
2016	$2.14	$2.18	—
2015	$2.09	$2.14	—
2014	$1.64	$2.09	—
2013	$1.66	$1.64	1,783
2012	$1.44	$1.66	1,748
2011	$1.41	$1.44	1,951

Ivy VIP Small Cap Core Sub-Account:
2020	$2.55	$2.67	2,011
2019	$2.10	$2.55	2,024
2018	$2.40	$2.10	1,959
2017	$2.16	$2.40	1,997
2016	$1.71	$2.16	2,338
2015	$1.86	$1.71	2,016
2014	$1.77	$1.86	2,022
2013	$1.36	$1.77	4,012
2012	$1.17	$1.36	4,479
2011	$1.37	$1.17	4,381

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.36	$3.18	—
2019	$1.96	$2.36	—
2018	$2.09	$1.96	—
2017	$1.73	$2.09	—
2016	$1.72	$1.73	—
2015	$1.73	$1.72	—
2014	$1.74	$1.73	—
2013	$1.24	$1.74	—
2012	$1.21	$1.24	—
2011	$1.38	$1.21	—

Ivy VIP Value Sub-Account:
2020	$2.27	$2.27	5,708
2019	$1.84	$2.27	5,836
2018	$2.03	$1.84	5,675
2017	$1.85	$2.03	5,760
2016	$1.70	$1.85	6,025
2015	$1.81	$1.70	5,272
2014	$1.67	$1.81	5,314
2013	$1.26	$1.67	7,855
2012	$1.08	$1.26	8,471
2011	$1.20	$1.08	8,386

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Asset Strategy Sub-Account:
2020	$2.77	$3.08	59,887
2019	$2.33	$2.77	59,125
2018	$2.52	$2.33	120,444
2017	$2.18	$2.52	120,586
2016	$2.29	$2.18	116,315
2015	$2.56	$2.29	130,687
2014	$2.77	$2.56	125,693
2013	$2.26	$2.77	123,351
2012	$1.94	$2.26	123,345
2011	$2.14	$1.94	143,662

Ivy VIP Balanced Sub-Account:
2020	$2.17	$2.41	7,900
2019	$1.82	$2.17	28,058
2018	$1.92	$1.82	54,465
2017	$1.77	$1.92	53,831
2016	$1.77	$1.77	52,277
2015	$1.82	$1.77	33,094
2014	$1.73	$1.82	34,676
2013	$1.43	$1.73	8,842
2012	$1.31	$1.43	8,743
2011	$1.30	$1.31	8,817

Ivy VIP Core Equity Sub-Account:
2020	$2.98	$3.54	1,579
2019	$2.33	$2.98	9,151
2018	$2.50	$2.33	9,077
2017	$2.12	$2.50	9,935
2016	$2.09	$2.12	10,380
2015	$2.15	$2.09	9,327
2014	$2.01	$2.15	9,511
2013	$1.54	$2.01	10,337
2012	$1.33	$1.54	11,212
2011	$1.34	$1.33	12,550

Ivy VIP Corporate Bond Sub-Account:
2020	$1.27	$1.37	1,116
2019	$1.16	$1.27	55,445
2018	$1.21	$1.16	58,787
2017	$1.19	$1.21	53,428
2016	$1.17	$1.19	72,280
2015	$1.19	$1.17	115,896
2014	$1.17	$1.19	119,080
2013	$1.23	$1.17	74,129
2012	$1.19	$1.23	114,328
2011	$1.13	$1.19	66,468

Ivy VIP Energy Sub-Account:
2020	$0.62	$0.38	2,536
2019	$0.61	$0.62	2,539
2018	$0.95	$0.61	25,653
2017	$1.12	$0.95	20,885
2016	$0.85	$1.12	29,768
2015	$1.12	$0.85	26,680
2014	$1.28	$1.12	24,407
2013	$1.02	$1.28	16,962
2012	$1.04	$1.02	16,949
2011	$1.17	$1.04	16,483

2.35% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Global Bond Sub-Account(a):
2020	$1.04	$1.10	—
2019	$0.98	$1.04	—
2018	$1.00	$0.98	—
2017	$0.98	$1.00	—
2016	$0.94	$0.98	—
2015	$0.99	$0.94	—
2014	$1.01	$0.99	—
2013	$1.02	$1.01	—
2012	$0.98	$1.02	—
2011	$1.00	$0.98	—

Ivy VIP Global Equity Income Sub-Account:
2020	$2.06	$2.08	7,730
2019	$1.72	$2.06	19,047
2018	$1.99	$1.72	18,637
2017	$1.76	$1.99	21,847
2016	$1.69	$1.76	22,445
2015	$1.76	$1.69	23,843
2014	$1.64	$1.76	24,120
2013	$1.30	$1.64	25,425
2012	$1.17	$1.30	23,189
2011	$1.26	$1.17	25,987

Ivy VIP Global Growth Sub-Account:
2020	$2.18	$2.57	39,001
2019	$1.77	$2.18	42,692
2018	$1.93	$1.77	67,017
2017	$1.59	$1.93	74,751
2016	$1.68	$1.59	79,042
2015	$1.66	$1.68	75,858
2014	$1.69	$1.66	99,624
2013	$1.45	$1.69	145,718
2012	$1.26	$1.45	151,661
2011	$1.39	$1.26	178,746

Ivy VIP Government Money Market Sub-Account:
2020	$0.84	$0.82	—
2019	$0.84	$0.84	—
2018	$0.85	$0.84	—
2017	$0.86	$0.85	—
2016	$0.88	$0.86	—
2015	$0.91	$0.88	—
2014	$0.93	$0.91	—
2013	$0.95	$0.93	—
2012	$0.97	$0.95	—
2011	$0.99	$0.97	—

Ivy VIP Growth Sub-Account:
2020	$3.38	$4.31	48,134
2019	$2.53	$3.38	49,723
2018	$2.53	$2.53	51,914
2017	$2.01	$2.53	58,122
2016	$2.03	$2.01	69,053
2015	$1.94	$2.03	87,375
2014	$1.77	$1.94	113,328
2013	$1.33	$1.77	166,281
2012	$1.21	$1.33	174,702
2011	$1.21	$1.21	240,077

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP High Income Sub-Account:
2020	$2.05	$2.12	51,481
2019	$1.89	$2.05	56,411
2018	$1.98	$1.89	68,765
2017	$1.90	$1.98	53,300
2016	$1.67	$1.90	74,240
2015	$1.83	$1.67	109,451
2014	$1.84	$1.83	109,994
2013	$1.70	$1.84	122,726
2012	$1.47	$1.70	119,380
2011	$1.43	$1.47	86,858

Ivy VIP International Core Equity Sub-Account:
2020	$1.77	$1.85	37,177
2019	$1.52	$1.77	41,331
2018	$1.90	$1.52	66,476
2017	$1.58	$1.90	66,338
2016	$1.60	$1.58	78,852
2015	$1.65	$1.60	68,456
2014	$1.67	$1.65	70,085
2013	$1.37	$1.67	113,762
2012	$1.24	$1.37	109,974
2011	$1.47	$1.24	112,585

Ivy VIP Limited-Term Bond Sub-Account(a):
2020	$0.95	$0.96	—
2019	$0.93	$0.95	—
2018	$0.95	$0.93	—
2017	$0.95	$0.95	—
2016	$0.96	$0.95	—
2015	$0.97	$0.96	—
2014	$0.99	$0.97	—
2013	$1.01	$0.99	57,110
2012	$1.01	$1.01	—
2011	$1.00	$1.01	—

Ivy VIP Mid Cap Growth Sub-Account:
2020	$3.58	$5.21	7,382
2019	$2.66	$3.58	9,837
2018	$2.72	$2.66	10,650
2017	$2.19	$2.72	12,636
2016	$2.12	$2.19	14,050
2015	$2.30	$2.12	12,577
2014	$2.18	$2.30	12,846
2013	$1.72	$2.18	15,926
2012	$1.55	$1.72	18,826
2011	$1.60	$1.55	24,879

Ivy VIP Natural Resources Sub-Account:
2020	$0.79	$0.68	48,893
2019	$0.73	$0.79	36,710
2018	$0.98	$0.73	53,927
2017	$0.97	$0.98	58,230
2016	$0.81	$0.97	62,300
2015	$1.06	$0.81	62,416
2014	$1.25	$1.06	52,723
2013	$1.19	$1.25	99,409
2012	$1.19	$1.19	88,161
2011	$1.56	$1.19	88,894

2.35% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Aggressive Sub-Account:
2020	$1.69	$1.91	37,291
2019	$1.41	$1.69	37,291
2018	$1.51	$1.41	37,291
2017	$1.29	$1.51	37,291
2016	$1.26	$1.29	—
2015	$1.28	$1.26	—
2014	$1.25	$1.28	—
2013	$1.01	$1.25	—
2012	$0.92	$1.01	—
2011	$0.98	$0.92	—

Ivy VIP Pathfinder Conservative Sub-Account:
2020	$1.34	$1.47	—
2019	$1.19	$1.34	—
2018	$1.25	$1.19	—
2017	$1.15	$1.25	—
2016	$1.15	$1.15	—
2015	$1.17	$1.15	—
2014	$1.16	$1.17	1,531
2013	$1.03	$1.16	2,884
2012	$0.99	$1.03	4,312
2011	$1.01	$0.99	—

Ivy VIP Pathfinder Moderate — Managed Volatility Sub-Account(b):
2020	$1.22	$1.30	—
2019	$1.07	$1.22	—
2018	$1.14	$1.07	—
2017	$1.02	$1.14	—
2016	$1.03	$1.02	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderate Sub-Account:
2020	$1.50	$1.67	51,598
2019	$1.29	$1.50	49,955
2018	$1.37	$1.29	47,520
2017	$1.23	$1.37	44,423
2016	$1.21	$1.23	41,708
2015	$1.24	$1.21	37,130
2014	$1.21	$1.24	36,968
2013	$1.03	$1.21	36,425
2012	$0.96	$1.03	36,002
2011	$1.00	$0.96	30,112

Ivy VIP Pathfinder Moderately Aggressive —Managed Volatility Sub-Account(b):
2020	$1.27	$1.36	—
2019	$1.09	$1.27	—
2018	$1.17	$1.09	—
2017	$1.03	$1.17	—
2016	$1.03	$1.03	—
2015	$1.07	$1.03	—
2014	$1.05	$1.07	—
2013	$1.00	$1.05	—

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Pathfinder Moderately Aggressive Sub-Account:
2020	$1.58	$1.78	—
2019	$1.33	$1.58	—
2018	$1.43	$1.33	—
2017	$1.26	$1.43	333,490
2016	$1.23	$1.26	333,490
2015	$1.26	$1.23	306,514
2014	$1.23	$1.26	309,907
2013	$1.02	$1.23	313,335
2012	$0.94	$1.02	316,801
2011	$1.00	$0.94	320,314

Ivy VIP Pathfinder Moderately Conservative —Managed Volatility Sub-Account(b):
2020	$1.16	$1.25	—
2019	$1.04	$1.16	—
2018	$1.09	$1.04	—
2017	$1.00	$1.09	—
2016	$1.01	$1.00	—
2015	$1.04	$1.01	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—

Ivy VIP Pathfinder Moderately Conservative Sub-Account:
2020	$1.43	$1.58	—
2019	$1.25	$1.43	—
2018	$1.31	$1.25	—
2017	$1.19	$1.31	—
2016	$1.18	$1.19	—
2015	$1.21	$1.18	—
2014	$1.19	$1.21	1,443
2013	$1.04	$1.19	2,765
2012	$0.98	$1.04	4,241
2011	$1.00	$0.98	—

Ivy VIP Science and Technology Sub-Account:
2020	$4.90	$6.47	35,995
2019	$3.35	$4.90	38,069
2018	$3.62	$3.35	53,558
2017	$2.81	$3.62	68,293
2016	$2.83	$2.81	69,670
2015	$2.98	$2.83	69,235
2014	$2.97	$2.98	75,700
2013	$1.94	$2.97	149,111
2012	$1.56	$1.94	171,623
2011	$1.69	$1.56	196,720

Ivy VIP Securian Real Estate Securities Sub-Account:
2020	$2.49	$2.36	6,690
2019	$2.05	$2.49	8,023
2018	$2.22	$2.05	20,953
2017	$2.16	$2.22	19,956
2016	$2.12	$2.16	38,728
2015	$2.07	$2.12	43,953
2014	$1.63	$2.07	55,836
2013	$1.65	$1.63	88,575
2012	$1.43	$1.65	84,011
2011	$1.40	$1.43	97,905

2.35% Variable Account Charge Continued

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Small Cap Core Sub-Account:
2020	$2.51	$2.63	41,570
2019	$2.07	$2.51	40,250
2018	$2.37	$2.07	57,432
2017	$2.13	$2.37	57,898
2016	$1.69	$2.13	56,900
2015	$1.84	$1.69	57,515
2014	$1.76	$1.84	61,875
2013	$1.35	$1.76	119,691
2012	$1.16	$1.35	120,888
2011	$1.36	$1.16	132,754

Ivy VIP Small Cap Growth Sub-Account(c):
2020	$2.32	$3.13	53,059
2019	$1.93	$2.32	55,610
2018	$2.06	$1.93	78,822
2017	$1.71	$2.06	68,381
2016	$1.70	$1.71	65,883
2015	$1.71	$1.70	73,080
2014	$1.72	$1.71	95,529
2013	$1.23	$1.72	143,217
2012	$1.20	$1.23	142,706
2011	$1.37	$1.20	157,721

	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period

Ivy VIP Value Sub-Account:
2020	$2.24	$2.23	14,040
2019	$1.81	$2.24	18,053
2018	$2.00	$1.81	17,796
2017	$1.82	$2.00	19,293
2016	$1.68	$1.82	36,877
2015	$1.79	$1.68	32,511
2014	$1.65	$1.79	32,716
2013	$1.25	$1.65	33,722
2012	$1.08	$1.25	34,547
2011	$1.19	$1.08	35,405

(a)	Sub-Account was made available effective April 29, 2011.
(b)	Sub-Account was made available effective October 4, 2013.
(c)	Ivy VIP Micro Cap Growth merged into Ivy VIP Small Cap Growth effective November 2, 2018.

Appendix B — Illustration of Variable Annuity Values

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.88% and 10.00%.

For illustration purposes, an average annual expense equal to 2.38% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.38% includes: 1.35% for mortality and expense risk, and an average of 1.03% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

Variable Annuity Income — Hypothetical Illustration

Annuity Income Option — Life Annuity with 10 Year Period Certain

Prepared for: Client

Variable Contribution: $100,000.00

Initial Variable Monthly Income: $612.09

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will increase if the returns on your investments are greater than the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will decrease if the returns on your investments are less than the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.88% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

Variable Annuity Income — Hypothetical

Variable Annuity Income — Supporting Detail

	Monthly Annuity Income Based on Hypothetical Rate of Return
Beginning of Year	Age	0.00% Gross (-2.38% Net)	6.88% Gross (4.50% Net)	10.00% Gross (7.62% Net)
1	65	$612	$612	$612
4	68	$499	$612	$669
7	71	$407	$612	$730
10	74	$332	$612	$798
13	77	$270	$612	$871
16	80	$220	$612	$952
19	83	$180	$612	$1,039
22	86	$146	$612	$1,135
25	89	$119	$612	$1,240
28	92	$97	$612	$1,355
31	95	$79	$612	$1,480
34	98	$65	$612	$1,616

If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $472.67.

ILLUSTRATION OF MARKET VALUE ADJUSTMENTS

The following are examples of market value adjustment (MVA) calculations using hypothetical Treasury Rates. Amounts withdrawn, surrendered, applied to provide annuity payments, or transferred from the guarantee periods of the guaranteed term account prior to their renewal date may be subject to a market value adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:

where i = Treasury Rate for the week prior to the date of allocation into the guaranteed term account for a maturity equal to the guarantee period.

j = Treasury Rate for the week prior to the date of withdrawal, surrender, application to provide annuity payments or transfer with a maturity equal to the number of whole months remaining in the guarantee period.

n = the number of whole months remaining in the Guarantee Period.

The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate.

Example  1:    Negative MVA

In this example, the Treasury Rate at the time of the withdrawal is higher than the Treasury Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.

MVA factor:

For purposes of this example, the Treasury Rate at allocation is 4% and the Treasury Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 –0.083689 = –$836.89 and the resultant payment would be $10,000 – $836.89 = $9,163.11.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

Example  2:    Positive MVA

In this example, the Treasury Rate at the time of the withdrawal is lower than the Treasury Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.

MVA factor:

For purposes of this example, the Treasury Rate at allocation is 6% and the Treasury Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000 3 0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

Appendix C — Types of Qualified Plans

Tax qualified plans provide for tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.

Public School Systems and Certain Tax Exempt Organizations

This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008.

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1⁄2, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.

Effective January 1, 2009, the IRS issued comprehensive regulations under Code Section 403(b) which imposed increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.

This annuity contract does not support plan loans, even if your plan may allow it.

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an “IRA”). Distributions from certain other types of qualified plans may be “rolled over” on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special IRS mandated disclosure requirements. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the “investment in the contract” to the individual’s balance in the IRA, generally the value of the IRA. The “investment in the contract” generally equals the nondeductible contributions to an IRA. The “investment in the contract” can be zero.

Simplified Employee Pension (SEP) IRAs

Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

C-1

Simple IRAs

Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity owner has reached age 59 1⁄2; (2) the distribution is paid to a beneficiary after the owner’s death; (3) the annuity owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

Deferred Compensation Plans

Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.

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Appendix D — Examples Illustrating the Guaranteed Income Provider Benefit Option

The illustration below is designed to help show how the Guaranteed Income Provider Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section titled “Other Contract Options — Guaranteed Income Provider Benefit Option”.

Contract Anniversary	Age	Purchase Payments	Withdrawals	Contract Value	Highest Anniversary Value	5% Increase Value	Guaranteed Income Provider Basis
0	65	10,000	—	10,000	10,000	10,000	10,000
1	66	—	—	10,250	10,250	10,500	10,500
2	67	1,500	—	12,000	12,000	12,525	12,525
3	68	—	500	11,000	11,500	12,651	12,651
4	69	—	—	14,000	14,000	13,284	14,000
5	70	—	2,000	11,500	11,926	11,882	11,926
6	71	—	—	10,000	11,926	12,476	12,476
7	72	—	—	12,000	12,000	13,099	13,099
8	73	—	—	10,200	12,000	13,754	13,754
9	74	—	—	11,500	12,000	14,442	14,442
10	75	—	—	14,500	14,500	15,164	15,164

To illustrate the guaranteed income provider benefit option, assume a contract is issued to an owner at age 65. An initial purchase payment of $10,000 is made at contract issue and a subsequent purchase payment of $1,500 is made on the second contract anniversary. Both purchase payments are allocated to the variable annuity account. Withdrawals of $500 and $2,000 are assumed to occur on the third contract anniversary and the fifth contract anniversary, respectively. Values shown above have been rounded to the nearest dollar.

On the second contract anniversary, the additional purchase payment is included in the contract value of $12,000 which becomes the new highest anniversary value. The prior 5% increase value is accumulated at 5% and then increased by the new purchase payment. The 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,525.

The withdrawal on the third contract anniversary is less than 5% of the highest anniversary value ($600) and 5% of the 5% increase value ($626.25) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and the 5% increase value is applied on a dollar-for-dollar basis. Since the current contract value is less than the prior highest anniversary value the prior value is simply reduced by the amount of the withdrawal (12,000 – 500). The 5% increase value is first increased by 5% and then the withdrawal is subtracted (12,525 3 1.05 – 500). The resulting 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,651.

On the fifth contract anniversary the withdrawal is greater than 5% of the highest anniversary value ($700) and 5% of the 5% increase value ($664) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and 5% increase value is applied on a pro rata basis. The contract value prior to the withdrawal is $13,500 so the adjustment to the highest anniversary value is $14,000 – $14,000 3 (2,000 / 13,500) with a resulting highest anniversary value of 11,925.93. The 5% increase value is first accumulated at 5% resulting in a value of $13,948 (12,651 3 1.05) and then adjusted pro rata for the withdrawal as follows: $13,948 – 13,948 3 (2,000 / 13,500) = $11,881.63. The adjusted highest anniversary value exceeds the adjusted 5% increase value therefore the guaranteed income provider basis is $11,926 after the withdrawal.

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Appendix E — Examples of the Guaranteed Minimum Withdrawal Benefit Option

Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section “Other Contract Options — Guaranteed Minimum Withdrawal Benefit Option”.

Example #1 — Initial values on the effective date based on an initial purchase payment of $100,000.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	$0	$100,000	$100,000	$7,000

Example #2 — Subsequent purchase payment received during first contract year and before any withdrawals have been taken.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	$0	$100,000	$100,000	$7,000
Activity	$102,000	$20,000	$0	$122,000	$120,000	$8,400

Example #3 — Cumulative withdrawals during the second contract year not exceeding the GAW.

While the rider is in effect, the client may make cumulative withdrawals up to the GAW each contract year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a contract year may not be carried over to the next contract year.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$7,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$8,400
Beginning of Year 2					$120,000	$8,400
Activity (withdrawal)	$119,000	—	$8,400	$110,600	$111,600	$8,400

Example #4 — Cumulative withdrawals during third contract year exceeding GAW.

The client may withdraw more than the GAW in any contract year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the contract value following the excess withdrawal or the GWB reduced by the amount of the withdrawal on a dollar-for-dollar basis. If contract values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal; (b) greater of: 7% of new GWB or 7% of contract value following withdrawal.

E-1

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$7,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$8,400
Beginning of Year 2					$120,000	$8,400
Activity (withdrawal)	$119,000	—	$8,400	$110,600	$111,600	$8,400
Beginning of Year 3					$111,600	$8,400
Activity (withdrawal)	$112,000	—	$8,400	$103,600	$103,200	$8,400
Activity (excess withdrawal)	$99,000	—	$5,000	$94,000	$94,000	$6,580

Example #5 — A reset in the GWB is elected at the beginning of contract year 7. This example assumes that cumulative withdrawals for contract years 4, 5 and 6 do not exceed the GAW and that no additional purchase payments are made during these contract years.

An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current contract value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current contract value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$7,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$8,400
Beginning of Year 2					$120,000	$8,400
Activity (withdrawal)	$119,000	—	$8,400	$110,600	$111,600	$8,400
Beginning of Year 3					$111,600	$8,400
Activity (withdrawal)	$112,000	—	$8,400	$103,600	$103,200	$8,400
Activity (excess withdrawal)	$99,000	—	$5,000	$94,000	$94,000	$6,580
Beginning of Year 4					$94,000	$6,580
Activity (withdrawal)	$88,500	—	$6,580	$81,920	$87,420	$6,580
Beginning of Year 5					$87,420	$6,580
Activity (withdrawal)	$89,600	—	$6,580	$83,020	$80,840	$6,580
Beginning of Year 6					$80,840	$6,580
Activity (withdrawal)	$90,330	—	$6,580	$83,750	$74,260	$6,580
Beginning of Year 7 immediately before reset	$85,000	—	—	$85,000	$74,260	$6,580
Beginning of Year 7 immediately after reset	$85,000	—	—	$85,000	$85,000	$6,580

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Appendix F — Examples of the Guaranteed Lifetime Withdrawal Benefit Option

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit Option”. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by sub-account gain or loss.

Example #1 — Initial values on the effective date are based on an initial purchase payment of $100,000 and the age of the oldest owner.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$100,000	$100,000	$5,000

Example #2 — Subsequent purchase payment received during first contract year and before any withdrawals have been taken.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment times the applicable Annual Income Percentage based on the owner’s age at the time of the purchase payment.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$100,000	$100,000	$5,000
Activity	—	$102,000	$20,000	$0	$122,000	$120,000	$6,000

Example #3 — Cumulative withdrawals during the second contract year not exceeding the GAI.

While the rider is in effect, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$100,000	$100,000	$5,000
Activity	—	$102,000	$20,000	$0	$122,000	$120,000	$6,000
Beginning of Year 2	66	—	—	—	—	$120,000	$6,000
Activity (withdrawal)	—	$116,600	—	$6,000	$110,600	$114,000	$6,000

Example #4 — Cumulative withdrawals during third contract year exceeding GAI.

The client may withdraw more than the GAI in any contract year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$100,000	$100,000	$5,000
Activity		$102,000	$20,000	$0	$122,000	$120,000	$6,000
Beginning of Year 2	66					$120,000	$6,000
Activity (withdrawal)		$116,600	—	$6,000	$110,600	$114,000	$6,000
Beginning of Year 3	67	—	—	—	—	$114,000	$6,000
Activity (excess withdrawal)	—	$111,600	—	$11,000	$100,600	$102,886	$5,716

Example #5 — An automatic Guaranteed Annual Income Reset occurs at the beginning of contract year 4. This example assumes that cumulative withdrawals for contract years 1, 2, and 3 do not exceed the GAI and that no additional purchase payments are made during these contract years.

A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current contract value, but not less than the GAI prior to the income reset.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$100,000	$100,000	$5,000
Activity	—	$102,000	$20,000	$0	$122,000	$120,000	$6,000
Beginning of Year 2	66	—	—	—	—	$120,000	$6,000
Activity (withdrawal)	—	$116,600	—	$6,000	$110,600	$114,000	$6,000
Beginning of Year 3	67	—	—	—	—	$114,000	$6,000
Activity (withdrawal)	—	$111,600	—	$6,000	$105,600	$108,000	$6,000
Beginning of Year 4	68	—	—	—	—	$108,000	$6,000
Income Reset Provision	—	—	—	—	$115,000	$108,000	$6,000
Beginning of Year 5	69	—	—	—	—	$108,000	$6,000
Activity (withdrawal)	—	$118,600	—	$6,000	$112,600	$102,000	$6,000
Beginning of Year 6	70	—	—	—	—	$102,000	$6,000
Activity (withdrawal)	—	$115,800	—	$6,000	$109,800	$96,000	$6,000
Beginning of Year 7	71	—	—	—	—	$96,000	$6,000
Income Reset Provision	—	—	—	—	$113,500	$96,000	$6,243

Example #6 — GLWB added on 2nd contract anniversary. Subsequent purchase payments received the following year when the owner is at a different Annual Income Percentage.

The GLWB benefit may be added at issue or within 30 days prior to any contract anniversary. At the time of election, the GWB value will be set to the current contract value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest owner at the time of election. If a subsequent purchase payment is received when the oldest owner is at an age with a higher Annual Income Percentage, the new money will receive the higher Annual Income Percentage, and the GAI will increase by an amount equal to the amount the purchase payment times the Annual Income Percentage.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$0	$100,000	$0	$100,000	—	—
Activity	—	$102,000	$20,000	$0	$122,000	—	—
Beginning of Year 2	—
Activity (withdrawal)	—	$116,600	—	$6,000	$110,600	—	—
Beginning of Year 3 — add GLWB	59	—	—	—	$103,600	$103,600	$4,144
Beginning of Year 4	60	—	—	—	—	$103,600	$4,144
Activity	—	$110,000	$10,000	$0	$120,000	$113,600	$4,644
Beginning of Year 5	61	—	—	—	$123,000	$113,600	$4,644

Example #7 — A GMWB contract converts to a GLWB on the 2nd contract anniversary where the contract value is greater than the GWB amount.

Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any contract anniversary, as long as the client is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest owner’s age at the time of the conversion. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$0	$100,000	$0	$100,000	$100,000	$7,000
Activity	—	$102,000	$20,000	$0	$122,000	$120,000	$8,400
Beginning of Year 2	—	—	—	—	—	$120,000	$8,400
Beginning of Year 3 — convert to GLWB	67	—	—	—	$132,000	$132,000	$6,600
Activity (withdrawal)	—	$133,600	—	$6,600	$127,000	$125,400	$6,600

Example #8 — A GMWB contract converts to a Lifetime GMWB on the 2nd contract anniversary where the contract value is less than the GWB amount.

Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any contract anniversary. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current contract anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest owner’s age at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$0	$100,000	$0	$100,000	$100,000	$7,000
Activity	—	$102,000	$20,000	$0	$122,000	$120,000	$8,400
Beginning of Year 2	—	—	—	—	—	$120,000	$8,400
Beginning of Year 3 — convert to GLWB	67	—	—	—	$117,000	$117,000	$5,850
Activity (withdrawal)	—	$117,100	—	$5,850	$111,250	$111,150	$5,850

Appendix G — Examples of the Guaranteed Lifetime Withdrawal Benefit II — Single and Joint Options

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II Option functions. A complete description of the optional contract feature can be found in the prospectus sections “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit II — Single Option (GLWB II — Single)” and “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit II — Joint Option (GLWB II — Joint)”. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

Example #1 — Initial values on the effective date based on an initial purchase payment of $100,000.

The GWB is set equal to the initial purchase payment and the GAI is 5% of the GWB.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	$0	$100,000	$100,000	$5,000

Example #2 — Subsequent purchase payment received during first contract year and before any withdrawals have been taken.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment multiplied by 5%.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$5,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$6,000

Example #3 — Guaranteed Withdrawal Benefit Enhancement and Guaranteed Annual Income Reset.

On each contract anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.

An automatic Guaranteed Annual Income Reset will occur on every contract anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current contract value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.

The Guaranteed Withdrawal Benefit enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any contract anniversary where both are applicable.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$5,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$6,000
Enhancement	$128,000	—	—	$128,000	$126,000	$6,300
Income Reset	$128,000	—	—	$128,000	$128,000	$6,400
Beginning of Year 2	$128,000	—	—	$128,000	$128,000	$6,400
Enhancement	$130,000	—	—	$130,000	$134,400	$6,720
Income Reset	$130,000	—	—	$130,000	$134,400	$6,720
Beginning of Year 3	$130,000	—	—	$130,000	$134,400	$6,720

Example #4 — Withdrawal prior to the Benefit Date.

Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the contract value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$5,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$6,000
Enhancement	$124,000	—	—	$124,000	$126,000	$6,300
Income Reset	$124,000	—	—	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	—	—	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	—	$6,300	$118,700	$119,650	$5,983

Example #5 — Cumulative withdrawals after the Benefit Date not exceeding the GAI.

The client may make cumulative withdrawals up to the GAI each contract year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$5,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$6,000
Enhancement	$124,000	—	—	$124,000	$126,000	$6,300
Income Reset	$124,000	—	—	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	—	—	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	—	$6,300	$118,700	$119,700	$6,300
Income Reset	$130,000	—	—	$130,000	$130,000	$6,500
Beginning of Year 3	$130,000	—	—	$130,000	$130,000	$6,500

Example #6 — Cumulative withdrawals after the Benefit Date exceeding the GAI.

The client may withdraw more than the GAI in any contract year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	—	$100,000	$100,000	$5,000
Activity	$102,000	$20,000	—	$122,000	$120,000	$6,000
Enhancement	$124,000	—	—	$124,000	$126,000	$6,300
Income Reset	$124,000	—	—	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	—	—	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	—	$6,300	$118,700	$119,700	$6,300
Income Reset	$120,000	—	—	$120,000	$120,000	$6,300
Beginning of Year 3	$120,000	—	—	$120,000	$120,000	$6,300
Activity (withdrawal)	$122,000	—	$10,000	$112,000	$110,064	$6,099

Example #7 — A GMWB contract converts to a GLWB II on the 2nd contract anniversary.

Contracts with the GMWB option may elect to convert to the GLWB II — Single or GLWB II — Joint option within 30 days prior to any contract anniversary subject to applicable age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB option at the time of conversion.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	$0	$100,000	$100,000	$7,000
Activity	$102,000	$20,000	$0	$122,000	$120,000	$8,400
Beginning of Year 2		—	—	—	$120,000	$8,400
Beginning of Year 3 — convert to GLWB II	$132,000	—	—	$132,000	$132,000	$6,600
Activity (withdrawal)	$133,600	—	$6,600	$127,000	$125,400	$6,600

Appendix H — Examples Illustrating Credit Enhancement

Example #1 — Recapture of Credit Enhancement due to Right of Cancellation or “Free Look”.

In the event the contract is cancelled and returned during the free look period, we will refund the current contract value less any credit enhancements applied to the contract. The contract owner bears the investment risk for the purchase payment(s) and credit enhancements(s) during this period. For example:

Purchase Payment = $500,000

Credit Enhancement = $2,500 (.50% 3 500,000)

Contract Value at Issue = $502,500

Assume the contract value on the valuation date has decreased to $501,000 due to poor fund performance. The amount refunded as a result of the free look cancellation is $498,500 ($501,000 – $2,500).

Example #2 — Recapture of Credit Enhancement due to Death Benefit.

The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000

Credit Enhancement = $2,500 (.50% 3 500,000)

Subsequent Purchase Payment fourth month following contract issue = $400,000

Additional Credit Enhancement = $4,250 (.75% 3 900,000 – 2,500)

Assume a death benefit of $950,000 becomes payable 15 months after contract issue. No recapture is applied to the first credit enhancement because it was added to the contract more than 12 months prior. The second credit enhancement is within the first 12 months so recapture applies. The adjusted death benefit would be $950,000 – $4,250 = $945,750. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $472,875.

Example #3 — Recapture of Credit Enhancement when Amounts are applied to Provide Annuity Payments.

If the entire contract value is applied to provide annuity payments, the value will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Purchase Payment = $500,000

Credit Enhancement = $2,500 (.50% 3 500,000)

Subsequent Purchase Payment fourth month following contract issue = $400,000

Additional Credit Enhancement = $4,250 (.75% 3 900,000 – 2,500)

If the contract value was $945,000, the amount available to provide annuity payments prior to any applicable deduction for premium tax is $945,000 – $4,250 = $940,750.

Example #4 — Demonstration of credit enhancement schedule.

The credit enhancement schedule has four levels, based on the cumulative net purchase payments. Cumulative net purchase payments are the total of all purchase payments received for a contract, less any prior withdrawals from contract value (including associated charges). With each purchase payment received, we will evaluate whether the contract is eligible for a credit enhancement. If eligible, the credit enhancement will be added to the contract value. The amount of credit enhancement is calculated as follows: cumulative net purchase payments multiplied by the applicable Credit Enhancement percentage; less any Credit Enhancements previously applied to the Contract Value. If the result of the calculation is less than zero, no credit enhancement will be applied.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Additional Credit Enhancement	Total Credit Enhancement	Contract Value after Activity
Beginning of Year 1	$0	$200,000	$0	$200,000	$0	$0	$200,000
Activity	$208,000	$200,000	$0	$400,000	$1,000	$1,000	$409,000
Activity (withdrawal)	$398,000	—	$250,000	$150,000	$0	$1,000	$148,000
Activity	$163,000	$450,000	$0	$600,000	$2,000	$3,000	$615,000
Activity	$645,000	$500,000	$0	$1,100,000	$8,000	$11,000	$1,153,000

Example #5 — Demonstration of Credit Enhancement with GMWB Elected at Issue.

When GMWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GMWB values.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAW)
Beginning of Year 1	$0	$500,000	$0	$500,000	$2,500	$502,500	$500,000	$35,000
Beginning of Year 2	—	—	—	—	—	—	$500,000	$35,000
Activity (withdrawal)	$498,000	—	$35,000	$465,000	—	$463,000	$465,000	$35,000

Example #6 — Demonstration of Credit Enhancement with GLWB Elected at Issue.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$500,000	$0	$500,000	$2,500	$502,500	$500,000	$25,000
Beginning of Year 2	—	—	—	—	—	—	$500,000	$25,000
Activity (withdrawal)	$498,000	—	$25,000	$475,000	—	$473,000	$475,000	$25,000

Example #7 — Demonstration of Credit Enhancement with GLWB II Elected at Issue.

When GLWB is elected at issue, the initial guaranteed withdrawal benefit (GWB) is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial GLWB values. However, the contract value includes the Credit Enhancement and may increase the GLWB II values at time of reset.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$500,000	$0	$500,000	$2,500	$502,500	$500,000	$25,000
GWB Enhancement/Income Reset	$523,000	—	—	$500,000	—	$523,000	$523,000	$26,150
Beginning of Year 2	$523,000	—	—	$500,000	—	$523,000	$523,000	$26,150

Example #8 — Demonstration of Credit Enhancement with GMIB Elected at Issue.

When GMIB is elected at issue, the initial Highest Anniversary Value and Roll-up Value are equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial benefit values. However, the contract value includes the credit enhancement and may increase the benefit values on the next contract anniversary.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$500,000	$500,000	$2,500	$502,500	$500,000	$500,000	$500,000
Beginning of Year 2	61	$528,500	—	$500,000	—	$528,500	$528,500	$525,000	$528,500

Example #9 — Demonstration of Credit Enhancement with Encore Lifetime Income Elected at Issue.

When Encore is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Encore values. However, the contract value includes the credit enhancement and may increase the Encore values at time of reset. The guaranteed annual income (GAI) in this example assumes the oldest owner is age 65 at contract issue.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$500,000	$0	$500,000	$2,500	$502,500	$500,000	$25,000
Benefit Base Enhancement/Reset	$535,000	—	—	$500,000	—	$535,000	$535,000	$26,750
Beginning of Year 2	$535,000	—	—	$500,000	—	$535,000	$535,000	$26,750

Example #10 — Demonstration of Credit Enhancement with Ovation Lifetime Income or Ovation Lifetime Income II Elected at Issue.

When Ovation or Ovation II is elected at issue, the initial benefit base is equal to purchase payments. The credit enhancement is not considered a purchase payment and therefore, has no impact on the initial Ovation or Ovation II values. However, the contract value includes the credit enhancement and may increase the Ovation or Ovation II values at time of reset. The guaranteed annual income (GAI) in this example assumes the applicable annual income percentage at contract issue is 5%.

Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Cumulative Net Purchase Payments	Credit Enhancement	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$500,000	$0	$500,000	$2,500	$502,500	$500,000	$25,000
Benefit Base Enhancement/Reset	$535,000	—	—	$500,000	—	$535,000	$535,000	$26,750
Beginning of Year 2	$535,000	—	—	$500,000	—	$535,000	$535,000	$26,750

Appendix I — Examples of the Guaranteed Minimum Income Benefit Option

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in the prospectus section “Other Contract Options — Guaranteed Minimum Income Benefit Option”. The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

Example #1 — Single purchase payment of $50,000, no withdrawals, and corresponding rider values.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and contract value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the ‘Contract Value’ line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled ‘GMIB Fixed Annuity Payment’ and ‘Fixed Annuity Payment Guaranteed under the Base Contract’ demonstrate annuity payment amounts using the default annuity payment option of life with a period certain of 60 months.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base	GMIB Fixed Annuity Payment	Fixed Annuity Payment Guaranteed under the Base Contract
Beginning of Year 1	67	—	$50,000	—	$50,000	$50,000	$50,000	$50,000	—	—
Beginning of Year 2	68	$53,000	—	—	$53,000	$53,000	$52,500	$53,000	—	—
Beginning of Year 3	69	$60,000	—	—	$60,000	$60,000	$55,125	$60,000	—	—
Beginning of Year 4	70	$64,000	—	—	$64,000	$64,000	$57,881	$64,000	—	—
Beginning of Year 5	71	$54,000	—	—	$54,000	$64,000	$60,775	$64,000	—	—
Beginning of Year 6	72	$60,000	—	—	$60,000	$64,000	$63,814	$64,000	—	—
Beginning of Year 7	73	$78,000	—	—	$78,000	$78,000	$78,000	$78,000	—	—
Beginning of Year 8	74	$80,000	—	—	$80,000	$80,000	$81,900	$81,900	—	—
Beginning of Year 9	75	$62,500	—	—	$62,500	$80,000	$85,995	$85,995	—	—
Beginning of Year 10	76	$70,500	—	—	$70,500	$80,000	$90,295	$90,295	—	—
Beginning of Year 11	77	$80,000	—	—	$80,000	$80,000	$94,809	$94,809	$5,859	$6,650
Beginning of Year 12	78	$85,000	—	—	$85,000	$85,000	$99,550	$99,550	$6,371	$7,364
Beginning of Year 13	79	$80,000	—	—	$80,000	$85,000	$104,527	$104,527	$6,931	$7,215
Beginning of Year 14	80	$70,000	—	—	$70,000	$85,000	$109,754	$109,754	$7,547	$6,575

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base	GMIB Fixed Annuity Payment	Fixed Annuity Payment Guaranteed under the Base Contract
Beginning of Year 15	81	$68,000	—	—	$68,000	$85,000	$109,754	$109,754	$7,831	$6,652
Beginning of Year 16	82	$73,000	—	—	$73,000	$85,000	$109,754	$109,754	$8,132	$7,439

In the example above, the beginning of year 2 illustrates the impact on benefit values when the contract value increases. The contract value has increased to $53,000 and the Highest Anniversary Value is reset to the current contract value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the contract value decreases. The contract value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior contract anniversary.

Beginning with the 10th contract anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

Example #2 — Initial values on the effective date based on an initial purchase payment of $100,000.

Examples 2-5 are progressive, starting with an initial purchase payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$100,000	$100,000	$100,000	$100,000

Example #3 — Subsequent purchase payment received during first contract year and before any withdrawals have been taken.

As shown below, additional purchase payments are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 * 1.05 (6 / 12) = $102,470) and then increased by the new purchase payment ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$10,000	—	$112,000	$110,000	$112,470	$112,470

Example #4 — Withdrawals during the second contract year not exceeding 5% of the Roll-up Value.

At the beginning of year 2, the contract value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second contract year is less than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) – $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the contract value immediately before the withdrawal. The contract value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second contract year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 – $115,000 * ($5,000 / $117,000) = $110,085).

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$10,000	—	$112,000	$110,000	$112,470	$112,470
Beginning of Year 2	61	$115,000	—	—	$115,000	$115,000	$115,247	$115,247
Activity 6 months later	61	$117,000	—	$5,000	$112,000	$110,085	$113,093	$113,093

Example #5 — Withdrawals during the third contract year exceeding 5% of the Roll-up Value.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6 / 12) = $115,886).

The withdrawal of $8,000 during the third contract year is greater than 5% of the Roll-up Value as of the prior contract anniversary ( 5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The contract value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6 / 12) = $118,748) and then the withdrawal is applied ($118,748 – $118,748 * $8,000 / $102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 – $118,000 * $8,000 / $102,000 = $108,745).

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$10,000	—	$112,000	$110,000	$112,470	$112,470
Beginning of Year 2	61	$115,000	—	—	$115,000	$115,000	$115,247	$115,247
Activity 6 months later	61	$117,000	—	$5,000	$112,000	$110,085	$113,093	$113,093
Beginning of Year 3	62	$118,000	—	—	$118,000	$118,000	$115,886	$118,000
Activity 6 months later	62	$102,000	—	$8,000	$94,000	$108,745	$109,434	$109,434

Example #6 — A reset in the GMIB is elected at the beginning of contract year 4.

The contract owner may elect to reset the Roll-up Value to the contract value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the contract anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the contract value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted contract anniversary. Upon reset, the Roll-up Value is set to the current contract value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the owner could not annuitize until their 13th contract anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the Base Contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base	GMIB Fixed Annuity Payment	Fixed Annuity Payment Guaranteed under the Base Contract
Beginning of Year 1	60	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	—	—
Beginning of Year 2	61	$105,000	—	—	$105,000	$105,000	$105,000	$105,000	—	—
Beginning of Year 3	62	$113,000	—	—	$113,000	$113,000	$110,250	$113,000	—	—
Beginning of Year 4	63	$126,000	—	—	$126,000	$126,000	$126,000	$126,000	—	—
Beginning of Year 5	64	$128,000	—	—	$128,000	$128,000	$132,300	$132,300	—	—
Beginning of Year 6	65	$125,000	—	—	$125,000	$128,000	$138,915	$138,915	—	—
Beginning of Year 7	66	$129,000	—	—	$129,000	$129,000	$145,861	$145,861	—	—
Beginning of Year 8	67	$134,000	—	—	$134,000	$134,000	$153,154	$153,154	—	—
Beginning of Year 9	68	$126,000	—	—	$126,000	$134,000	$160,811	$160,811	—	—
Beginning of Year 10	69	$138,000	—	—	$138,000	$138,000	$168,852	$168,852	—	—
Beginning of Year 11	70	$141,000	—	—	$141,000	$141,000	$177,295	$177,295	—	—
Beginning of Year 12	71	$146,000	—	—	$146,000	$146,000	$186,159	$186,159	—	—
Beginning of Year 13	72	$148,000	—	—	$148,000	$148,000	$195,467	$195,467	—	—
Beginning of Year 14	73	$149,000	—	—	$149,000	$149,000	$205,241	$205,241	$10,632	$11,122

Appendix J — Examples of the Encore Lifetime Income Single and Joint Options

Below are several examples that are designed to help show how the Encore Lifetime Income — Single and Encore Lifetime Income — Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

Example #1 — Initial values.

Examples 1-6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Encore — Single and the age of the youngest Designated Life for Encore — Joint.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,000

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = Initial benefit base x annual income percentage = 100,000 x 4% = 4,000.

Example #2 — Subsequent purchase payment.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,000

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,000 + (20,000 x 5%) = 5,000.

Example #3 — Benefit base reset.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,000) = 6,100.

Example #4 — Benefit base enhancement.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 5%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4%at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates benefit base enhancement at the first contract anniversary.

Contract Year	Contract	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 105%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 105% equals 126,000. Thus, the benefit base becomes 126,000.

GAI = benefit base x annual income percentage = 126,000 x 5% = 6,300.

Example #5 — After the benefit date, cumulative withdrawals during the second contract year not exceeding the GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300
Beginning of Year 2	65	$122,000	—	—	$122,000	$126,000	$6,300
Activity (withdrawal)	66	$120,000	—	$6,300	$113,700	$119,700	$6,300

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – withdrawal amount = 126,000 – 6,300 = 119,700.

GAI remains unchanged.

Example #6 — After the benefit date, cumulative withdrawals during the second contract year exceeding the GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

Contract Years	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300
Beginning of Year 2	65	$122,000	—	—	$122,000	$126,000	$6,300
Activity (withdrawal)	66	$120,000	—	$6,300	$113,700	$119,700	$6,300
Activity (withdrawal)	66	$113,700	—	$53,700	$60,000	$63,166	$3,325

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 119,700 – [119,700 x 53,700 / 113,700] = 63,166. Thus, the benefit base becomes 63,166.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,300 – [6,300 x 53,700 / 113,700] = 3,325. Thus, the GAI becomes 3,325.

NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:

Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (126,000 – 6,300) – [(126,000 – 6,300) x (60,000 – 6,300) / (120,000 – 6,300)] = 63,166. Thus, the benefit base becomes 63,166.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,300 – [6,300 x (60,000 – 6,300) / (120,000 – 6,300)] = 3,325. Thus, the GAI becomes 3,325.

Example #7 — Younger Owner(s) or Designated Lives with withdrawal prior to the benefit date.

Prior to the benefit date, a withdrawal of any amount will result in a pro rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	—	$100,000	—	$100,000	$100,000	$4,000
Activity (purchase payment)	45	$99,000	$20,000	—	$119,000	$120,000	$4,800
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$4,880
Benefit Base 5% Increase	45	$122,000	—	—	$122,000	$126,000	$5,040
Beginning of Year 2	45	$122,000	—	—	$122,000	$126,000	$5,040
Activity (withdrawal)	46	$120,000	—	$5,040	$114,960	$120,708	$4,828

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 126,000 – [126,000 x 5,040 / 120,000] = 120,708. Thus, the benefit base becomes 120,708.

GAI = benefit base after the withdrawal x 4.0% = 120,708 x 4.0% = 4,828. Thus, the GAI becomes 4,828.

Example #8 — A GMWB converts to Encore Lifetime Income on the 1st contract anniversary.

Contracts with the GMWB feature may elect to convert to the Encore Lifetime Income feature within 30 days prior to any contract anniversary, as long as the client(s) is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the Encore Lifetime Income rider, the benefit base will be set to the current contract anniversary value and the GAI will be the annual income percentage based on the applicable age as of the effective date of the conversion multiplied by the new benefit base. The benefit base will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The benefit base will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB), Benefit Base	Guaranteed Annual Withdrawal (GAW), Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$100,000	$100,000	$7,000
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$8,400
Beginning of Year 2	65	$118,000	—	—	$118,000	$120,000	$8,400
Beginning of Year 3 — convert to Encore	66	$135,000	—	—	$135,000	$135,000	$6,750
Activity (withdrawal)	66	$134,000	—	$6,750	$127,250	$128,250	$6,750

Appendix K — Examples of the Ovation Lifetime Income Single and Joint Options

Below are several examples that are designed to help show how the Ovation Lifetime Income — Single and Ovation Lifetime Income – Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

Example #1 — Initial values.

Examples 1 – 6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation — Single and the age of the youngest Designated Life for Ovation — Joint.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

Example #2 — Subsequent purchase payment.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

Example #3 — Benefit base reset.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

Example #4 — Benefit base enhancement.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

Example #5 — After the benefit date, cumulative withdrawals during the second contract year not exceeding the GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$113,640	$120,840	$6,360

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – withdrawal amount = 127,200 – 6,360 = 120,840.

GAI remains unchanged.

Example #6 — After the benefit date, cumulative withdrawals during the second contract year exceeding the GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$113,640	$120,840	$6,360
Activity (withdrawal)	66	$113,640	—	$53,640	$60,000	$63,801	$3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 – [120,840 x 53,640 / 113,640] = 63,801. Thus, the benefit base becomes 63,801.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 – [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:

Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 – 6,360) – [(127,200 – 6,360) x (60,000 – 6,360) / (120,000 – 6,360)] = 63,801. Thus, the benefit base becomes 63,801.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 – [6,360 x (60,000 – 6,360) / (120,000 – 6,360)] = 3,358. Thus, the GAI becomes 3,358.

Example #7 — Younger Owner(s) or Designated Lives with withdrawal prior to the benefit date.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	45	$99,000	$20,000	—	$119,000	$120,000	$5,400
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$5,490
Benefit Base 6% Increase	45	$122,000	—	—	$122,000	$127,200	$5,724
Beginning of Year 2	45	$122,000	—	—	$122,000	$127,200	$5,724
Activity (withdrawal)	46	$120,000	—	$5,724	$114,276	$121,133	$5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 – [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes 121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

Example #8 — 200% Benefit Base Guarantee.

On the later of the 10th contract anniversary or the contract anniversary on or immediately following the 70th birthday of the oldest owner (or annuitant if non-natural), or the 70th birthday of the youngest Designated Life if Joint, if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Purchase Payment	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 3	66	$128,000	—	—	$128,000	$134,832	$6,742
Beginning of Year 4	67	$113,000	—	—	$113,000	$142,922	$7,146
Beginning of Year 5	68	$108,000	—	—	$108,000	$151,497	$7,575
Beginning of Year 6	69	$110,000	—	—	$110,000	$160,587	$8,029
Beginning of Year 7	70	$126,000	—	—	$126,000	$170,222	$8,511
Beginning of Year 8	71	$130,000	—	—	$130,000	$180,436	$9,022
Activity (purchase payment)	71	$132,000	$15,000	—	$147,000	$195,436	$9,772
Beginning of Year 9	72	$141,000	—	—	$141,000	$207,162	$10,358
Beginning of Year 10	73	$145,000	—	—	$145,000	$219,591	$10,980
200% Benefit Base Guarantee	74	$150,000	—	—	$150,000	$255,000	$12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

(a)	is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

(b)	is the contract value, and

(c)	is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

=	the greater of

(a)	219,591 x 106% = 232,766

(b)	150,000

(c)	200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

Appendix L — Examples of the Ovation Lifetime Income II Single and Joint Options

Below are several examples that are designed to help show how the Ovation Lifetime Income II — Single and Ovation Lifetime Income II — Joint riders function. The examples assume the Single option for purposes of the applicable Annual Income Percentage and corresponding GAI. Under the Joint option, the Benefit Base calculations are identical to Single but the applicable Annual Income Percentage and GAI are less and will be based on the age of the youngest Designated Life. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

Example #1 — Initial values.

Examples 1-5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation II — Single.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

Example #2 — Subsequent purchase payment.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

Example #3 — Benefit base reset.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

Example #4 — Benefit base enhancement.

On each contract anniversary, for the first 10 years following the rider effective date, after each contract year in which there have been no withdrawals, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

Example #5 — After the benefit date, cumulative withdrawals during the second contract year not exceeding the GAI, followed by subsequent years of no withdrawals.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$113,640	$120,840	$6,360
Beginning of Year 3	66	$118,500	—	—	$118,500	$120,840	$6,360
Beginning of Year 4	67	$119,600	—	—	$119,600	$128,090	$6,404
Benefit Base Enhancement

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – withdrawal amount = 127,200 – 6,360 = 120,840.

The GAI remains unchanged.

At the beginning of year 3, the contract value is less than the current benefit base so no benefit base reset occurs. Since there were withdrawals during year 2, the benefit base is not eligible for the benefit base enhancement and the benefit base and GAI remain unchanged.

At the beginning of year 4, the contract value is still less than the current benefit base so no benefit base reset occurs. However, because there were no withdrawals in the prior year, the benefit base is increased as a result of the benefit base enhancement feature.

Benefit base = benefit base on the prior contract anniversary plus purchase payments received, multiplied by 106%. No additional purchase payments were received so the new benefit base is $120,840 x 106% = $128,090.

GAI = benefit base x annual income percentage = 128,090 x 5% = 6,404.

Example #6 — After the benefit date, cumulative withdrawals during the second contract year exceeding the GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$113,640	$120,840	$6,360
Activity (withdrawal)	66	$113,640	—	$53,640	$60,000	$63,801	$3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 – [120,840 x 53,640 / 113,640] = 63,801. Thus, the benefit base becomes 63,801.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 – [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:

Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 – 6,360) – [(127,200 – 6,360) x (60,000 – 6,360) / (120,000 – 6,360)] = 63,801. Thus, the benefit base becomes 63,801.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 – [6,360 x (60,000 – 6,360) / (120,000 – 6,360)] = 3,358. Thus, the GAI becomes 3,358.

Example #7 — Younger Owner(s) with withdrawal prior to the benefit date.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	$0	$100,000	—	$100,000	$100,000	$4,500
Activity (purchase payment)	45	$99,000	$20,000	—	$119,000	$120,000	$5,400
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$5,490
Benefit Base Enhancement	45	$122,000	—	—	$122,000	$127,200	$5,724
Beginning of Year 2	45	$122,000	—	—	$122,000	$127,200	$5,724
Activity (withdrawal)	46	$120,000	—	$5,724	$114,276	$121,133	$5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 – [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes 121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

Example #8 — 200% Benefit Base Guarantee.

On the later of the 10th contract anniversary or the contract anniversary on or immediately following the 70th birthday of the oldest owner (or annuitant if non-natural), if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$100,000	$100,000	$4,500
Purchase Payment	65	$99,000	$20,000	—	$119,000	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 3	66	$128,000	—	—	$128,000	$134,832	$6,742
Beginning of Year 4	67	$113,000	—	—	$113,000	$142,922	$7,146
Beginning of Year 5	68	$108,000	—	—	$108,000	$151,497	$7,575
Beginning of Year 6	69	$110,000	—	—	$110,000	$160,587	$8,029
Beginning of Year 7	70	$126,000	—	—	$126,000	$170,222	$8,511
Beginning of Year 8	71	$130,000	—	—	$130,000	$180,436	$9,022
Activity (purchase payment)	71	$132,000	$15,000	—	$147,000	$195,436	$9,772
Beginning of Year 9	72	$141,000	—	—	$141,000	$207,162	$10,358
Beginning of Year 10	73	$145,000	—	—	$145,000	$219,591	$10,980
200% Benefit Base Guarantee	74	$150,000	—	—	$150,000	$255,000	$12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

(a)	is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

(b)	is the contract value, and

(c)	is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

=	the greater of

(a)	219,591 x 106% = 232,766

(b)	150,000

(c)	200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

Appendix M — Examples of the Highest Anniversary Value II Death Benefit Rider

Below are several examples that are designed to help show how the Highest Anniversary Value II (HAV II) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section “Death Benefits — Optional Death Benefits.” Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

Example #1 — Single purchase payment of $100,000, no withdrawals, and corresponding rider values.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, purchase payments adjusted for withdrawals, and contract value vary relative to one another during periods of positive and negative market fluctuations.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Beginning of Year 2	68	$106,000	—	—	$106,000	$100,000	$106,000	$106,000
Beginning of Year 3	69	$120,000	—	—	$120,000	$100,000	$120,000	$120,000
Beginning of Year 4	70	$128,000	—	—	$128,000	$100,000	$128,000	$128,000
Beginning of Year 5	71	$108,000	—	—	$108,000	$100,000	$128,000	$128,000
Beginning of Year 6	72	$100,000	—	—	$100,000	$100,000	$128,000	$128,000
Beginning of Year 7	73	$156,000	—	—	$156,000	$100,000	$156,000	$156,000
Beginning of Year 8	74	$160,000	—	—	$160,000	$100,000	$160,000	$160,000
Beginning of Year 9	75	$125,000	—	—	$125,000	$100,000	$160,000	$160,000
Beginning of Year 10	76	$141,000	—	—	$141,000	$100,000	$160,000	$160,000
Beginning of Year 11	77	$160,000	—	—	$160,000	$100,000	$160,000	$160,000
Beginning of Year 12	78	$155,000	—	—	$155,000	$100,000	$160,000	$160,000
Beginning of Year 13	79	$163,000	—	—	$163,000	$100,000	$163,000	$163,000
Beginning of Year 14	80	$140,000	—	—	$140,000	$100,000	$163,000	$163,000
Beginning of Year 15	81	$155,000	—	—	$155,000	$100,000	$163,000	$163,000
Beginning of Year 16	82	$165,000	—	—	$165,000	$100,000	$163,000	$165,000

In the example above, the beginning of year 2 illustrates the impact on rider values when the contract value increases. The contract value has increased to $106,000 and the Highest Anniversary Value is increased to the current contract value. The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the contract value decreases. The contract value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the contract anniversary following the oldest owner’s 80th birthday; the last anniversary at which the Highest Anniversary Value has the potential to increase.

Example #2 — Initial values at issue based on an initial purchase payment of $100,000.

Examples 2 — 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000

Initial Highest Anniversary Value = initial purchase payment = $100,000.

Initial Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($100,000, $100,000, $100,000) = $100,000.

Example #3 — Subsequent purchase payment received during the first contract year.

If additional purchase payments are received, the Highest Anniversary Value will increase by the amount of the purchase payment.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$125,000

After the additional purchase payment:

Highest Anniversary Value = Highest Anniversary Value prior to the purchase payment + purchase payment amount = $100,000 + $20,000 = $120,000.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($125,000, $120,000, $120,000) = $125,000.

Example #4 — Highest Anniversary Value increase on contract anniversary.

On each contract anniversary the Highest Anniversary Value will be increased to the contract value if the contract value is greater than the Highest Anniversary Value.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$125,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$130,000

After the increase:

Highest Anniversary Value = greater of contract value on anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($130,000, $120,000, $130,000) = $130,000.

Example #5 — Withdrawal from contract value.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the contract value prior to the withdrawal.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$125,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$130,000
Activity 6 months later	68	$126,000	—	$5,000	$121,000	$115,238	$124,841	$124,841

After the withdrawal:

Purchase payments adjusted for withdrawals = purchase payments adjusted for withdrawals prior to the withdrawal – [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal – [Highest Anniversary Value prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $130,000 – [$130,000 x $5,000 / $126,000] = $124,841.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($121,000, $115,238, $124,841) = $124,841.

Appendix N — Examples of the Premier II Death Benefit Option

Below are several examples that are designed to help show how the Premier II death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section “Death Benefits — Optional Death Benefits.” Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

Example #1 — Single purchase payment of $100,000, no withdrawals, and corresponding rider values.

The table below is meant to provide a numeric example of how the Highest Anniversary Value, purchase payments adjusted for withdrawals, 5% Increase Value and contract value vary relative to one another during periods of positive and negative market fluctuations.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	$100,000
Beginning of Year 2	68	$106,000	—	—	$106,000	$100,000	$106,000	$105,000	$106,000
Beginning of Year 3	69	$120,000	—	—	$120,000	$100,000	$120,000	$110,250	$120,000
Beginning of Year 4	70	$128,000	—	—	$128,000	$100,000	$128,000	$115,763	$128,000
Beginning of Year 5	71	$108,000	—	—	$108,000	$100,000	$128,000	$121,551	$128,000
Beginning of Year 6	72	$100,000	—	—	$100,000	$100,000	$128,000	$127,628	$128,000
Beginning of Year 7	73	$156,000	—	—	$156,000	$100,000	$156,000	$134,010	$156,000
Beginning of Year 8	74	$160,000	—	—	$160,000	$100,000	$160,000	$140,710	$160,000
Beginning of Year 9	75	$125,000	—	—	$125,000	$100,000	$160,000	$147,746	$160,000
Beginning of Year 10	76	$141,000	—	—	$141,000	$100,000	$160,000	$155,133	$160,000
Beginning of Year 11	77	$160,000	—	—	$160,000	$100,000	$160,000	$162,889	$162,889
Beginning of Year 12	78	$155,000	—	—	$155,000	$100,000	$160,000	$171,034	$171,034
Beginning of Year 13	79	$163,000	—	—	$163,000	$100,000	$163,000	$179,586	$179,586
Beginning of Year 14	80	$140,000	—	—	$140,000	$100,000	$163,000	$188,565	$188,565
Beginning of Year 15	81	$155,000	—	—	$155,000	$100,000	$163,000	$188,565	$188,565
Beginning of Year 16	82	$165,000	—	—	$165,000	$100,000	$163,000	$188,565	$188,565

In the example above, the beginning of year 2 illustrates the impact on rider values when the contract value increases. The contract value has increased to $106,000 and the Highest Anniversary Value is increased to the current contract value. The 5% Increase Value is calculated as the prior 5% Increase Value, accumulated at 5% for a year ($100,000 * 1.05 ^ (365 / 365) = $105,000). The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $106,000.

In the example above, the beginning of year 5 illustrates the impact on rider values when the contract value decreases. The contract value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The prior 5% Increase Value is accumulated at 5% ($115,763 * 1.05 ^ (365 / 365) = $121,551). The death benefit is the greater of the contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the contract anniversary following the oldest owner’s 80th birthday; the last anniversary at which the Highest Anniversary Value and 5% Increase Value have the potential to increase.

Example #2 — Initial values at issue based on an initial purchase payment of $100,000.

Examples 2 – 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	$100,000

Initial Highest Anniversary Value = initial purchase payment = $100,000.

Initial 5% Increase Value = initial purchase payment = $100,000.

Initial Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($100,000, $100,000, $100,000, $100,000) = $100,000.

Example #3 — Subsequent purchase payment received during the first contract year.

If additional purchase payments are received, the Highest Anniversary Value and 5% Increase Value will increase by the amount of the purchase payment.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$122,470	$125,000
After the additional purchase payment:

Highest Anniversary Value = Highest Anniversary Value prior to the purchase payment + purchase payment amount = $100,000 + $20,000 = $120,000.

5% Increase Value = 5% Increase Value prior to the purchase payment accumulated until the time of the purchase payment + purchase payment amount, subject to the maximum 5% Increase Value of 200% of purchase payments adjusted for withdrawals = minimum of ($100,000 * (1.05 ^ (6/12)) + $20,000, 200% * $120,000) = $122,470.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($125,000, $120,000, $120,000, $122,470) = $125,000.

Example #4 — Highest Anniversary Value increase on contract anniversary.

On each contract anniversary the Highest Anniversary Value will be increased to the contract value if the contract value is greater than the Highest Anniversary Value.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$122,470	$125,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$125,494	$130,000

After the increase:

Highest Anniversary Value = greater of contract value on anniversary of prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.

5% Increase Value = prior 5% Increase Value accumulated until the beginning of year 2 = minimum of ($122,470 * (1.05 ^ (6/12)), 200% * $120,000) = $125,494.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($130,000, $120,000, $130,000, $125,494) = $130,000.

Example #5 — Withdrawal from contract value.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the contract value prior to the withdrawal. The 5% Increase Value is reduced by the amount of the withdrawal.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$100,000	$100,000	$100,000	$100,000	$100,000
Activity 6 months later	67	$105,000	$20,000	—	$125,000	$120,000	$120,000	$122,470	$125,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$125,494	$130,000
Activity 6 months later	68	$126,000	—	$5,000	$121,000	$115,238	$124,841	$123,593	$124,841

After the withdrawal:

Purchase payments adjusted for withdrawals = purchase payments adjusted for withdrawals prior to the withdrawal – [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $126,000] = $115,238.

Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal – [Highest Anniversary Value prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $130,000 – [$130,000 x $5,000 / $126,000] = $124,841.

5% Increase Value = 5% Increase Value prior to the withdrawal accumulated until the time of the withdrawal and reduced for the withdrawal = Minimum of ($125,494 * (1.05 ^ (6/12)) – $5,000, 200% * $115,238) = $123,593.

Death Benefit = Maximum of contract value, purchase payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($121,000, $115,238, $124,841, $123,539) = $124,841.

Appendix O — Examples of the Estate Enhancement Benefit II Option

Below are several examples that are designed to help show how the Estate Enhancement Benefit II option functions. A complete description of this optional contract feature can be found in the prospectus section “Death Benefits — Optional Death Benefits.” Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by sub-account gain or loss. All values are rounded to the nearest dollar.

Example #1 — Initial values on issue based on an initial purchase payment of $100,000.

Examples 1 – 5 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$100,000	$100,000	$200,000	—

Initial Maximum Enhancement Basis = purchase payments * 200% = 100,000 * 200% = 200,000.

Initial Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($100,000 – $100,000) = 0.

Example #2 — Subsequent purchase payment received during the first contract year.

If additional purchase payments are received, the contract value, purchase payments adjusted for withdrawals, and remaining purchase payments are increased by the purchase payment.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$100,000	$100,000	$200,000	—
Activity 6 months later	69	$105,000	$20,000	—	$125,000	$120,000	$240,000	$2,000

After the additional purchase payment:

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = ($100,000 + $20,000) * 200% = $240,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($125,000 – $120,000) = $2,000.

Example #3 — Withdrawal from contract value.

Amounts withdrawn will result in an adjustment on a Pro-rata Basis to purchase payments in the maximum enhancement basis calculation based on the contract value prior to the withdrawal.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$100,000	$100,000	$200,000	—
Activity 6 months later	69	$105,000	$20,000	—	$125,000	$120,000	$240,000	$2,000
Beginning of Year 2	70	$130,000	—	—	$130,000	$120,000	$240,000	$4,000
Activity 6 months later	70	$133,000	—	$5,000	$128,000	$120,000	$230,977	$3,200

O-1

After the withdrawal:

Purchase payments adjusted for withdrawals are adjusted on a Pro-rata Basis = purchase payments adjusted for withdrawals prior to the withdrawal – [purchase payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $133,000] = $115,489.

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Remaining purchase payments: the withdrawal will be allocated to contract gain up to the free withdrawal amount, and then to purchase payments on a first in, first out, basis. Therefore, remaining purchase payments = $120,000.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($128,000 – $120,000) = $3,200.

Example #4 — Decreases in contract values.

Decreases in contract value can cause a drop in benefit amount; however, this amount will never be less than $0.

Contract Anniversary	Age	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$100,000	$100,000	$200,000	—
Activity 6 months later	69	$105,000	$20,000	—	$125,000	$120,000	$240,000	$2,000
Beginning of Year 2	70	$130,000	—	—	$130,000	$120,000	$240,000	$4,000
Activity 6 months later	70	$133,000	—	$5,000	$128,000	$120,000	$230,977	$3,200
Beginning of Year 3	71	$122,000	—	—	$122,000	$120,000	$230,977	$800
Beginning of Year 4	72	$115,000	—	—	$115,000	$120,000	$230,977	—
Beginning of Year 5	73	$118,000	—	—	$118,000	$120,000	$230,977	—
Beginning of Year 6	74	$123,000	—	—	$123,000	$120,000	$230,977	$1,200

Values in the beginning of year 4:

Maximum Enhancement Basis = purchase payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (contract value less remaining purchase payments) = 0.40 * ($115,000 – $120,000) = –$2,000.

Benefit may not be less than zero so no benefit is due.

O-2

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

VARIABLE ANNUITY ACCOUNT

CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

FORM N-4

ITEM NUMBER	CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
15.	Cover Page
16.	Cover Page
17.	General Information and History
18.	Not applicable
19.	Not applicable
20.	Distribution of Contract
21.	Performance
22.	Independent Registered Public Accounting Firm Registration Statement
23.	Financial Statements

VARIABLE ANNUITY ACCOUNT

(“VARIABLE ANNUITY ACCOUNT”), A SEPARATE ACCOUNT OF

MINNESOTA LIFE INSURANCE COMPANY

(“MINNESOTA LIFE”)

400 ROBERT STREET NORTH

ST. PAUL, MINNESOTA 55101-2098

TELEPHONE: 844-878-2199

STATEMENT OF ADDITIONAL INFORMATION

THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2021

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account’s current Prospectus, bearing the same date, which may be obtained by calling Securian at 844-878-2199; or writing to Securian at, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

General Information and History

Distribution of Contract

Performance Data

Independent Registered Public Accounting Firm

Registration Statement

Financial Statements

GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of broker-dealers who have entered into selling agreements with Securian Financial Services, Inc. (“Securian Financial”) and Minnesota Life.

Securian Financial acts as principal underwriter of the contracts. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Amounts paid by Minnesota Life to the underwriter for 2020, 2019 and 2018 were $20,987,995, $32,790,422 and $33,833,755 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account.

Agents or registered representatives of broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative’s compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations providing in connection with the sale of your contract.

The types of compensation payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s). Minnesota Life and Securian Financial entered into Variable Products Distribution Agreement under which Minnesota Life agrees to pay marketing allowances and commissions to Waddell & Reed, Inc.

The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $15,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information.We assume no duty to notify contractowners whether his or her registered representative should be included.

Waddell & Reed

6300 Lamar Avenue

Shawnee Mission, KS 66202

PERFORMANCE DATA

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its “average annual total return” over various periods of time. “Total return” represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account’s average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year, and applying it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(1/N) – 1

Where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account’s operations, or on a year by year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant sub-account’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns

We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other “hypothetical” performance information which will include a more detailed description of the information and its calculation in the specific piece.

Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The “yield” (also called “current yield”) of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account’s unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-accounts

“Yield” of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2	[	(	a-b	+ 1)	6-1	]
cd

Where	a	=	net investment income earned during the period by the portfolio attributable to the sub-account.
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
	d	=	the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account’s performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report on the financial statements and supplementary schedules of the Company states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the Company’s financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.

The financial statements of Variable Annuity Account as of December 31, 2020 and the year or period then ended, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

As of the date of this Statement of Additional Information, Minnesota Life Insurance Company and Variable Annuity Account engage KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 as their independent registered public accounting firm.

REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS https://www.sec.gov/Archives/edgar/data/0000768609/000110465921050700/a21-7954_2nvpfs.htm filed with the SEC.

PART C

OTHER INFORMATION

Variable Annuity Account

Cross Reference Sheet to Other Information

Form N-4

Item Number	Caption in Other Information

24.	Financial Statements and Exhibits

25.	Directors and Officers of the Depositor

26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

27.	Number of Contract Owners

28.	Indemnification

29.	Principal Underwriters

30.	Location of Accounts and Records

31.	Management Services

32.	Undertakings

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2020, are included in Part B of this filing and consist of the following:

	1.	Report of Independent Registered Public Accounting Firm.

	2.	Statements of Assets and Liabilities, as of December 31, 2020.

	3.	Statements of Operations, year or period ended December 31, 2020.

	4.	Statements of Changes in Net Assets, years or periods ended December 31, 2020 and 2019.

	5.	Notes to Financial Statements.

Audited Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company are included in Part B of this filing and consist of the following:

	1.	Independent Auditors’ Report – Minnesota Life Insurance Company.

	2.	Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus – Minnesota Life Insurance Company as of December 31, 2020 and 2019.

	3.	Statutory Statements of Operations and Capital and Surplus – Minnesota Life Insurance Company for the years ended December 31, 2020, 2019 and 2018.

	4.	Statutory Statements of Cash Flows – Minnesota Life Insurance Company for the years ended December 31, 2020, 2019 and 2018.

	5.	Notes to Financial Statements – Minnesota Life Insurance Company for the years ended December 31, 2020, 2019 and 2018.

	6.	Schedule of Selected Financial Data – Minnesota Life Insurance Company as of December 31, 2020.

	7.	Schedule of Supplemental Investment Risks Interrogatories - Minnesota Life Insurance Company as of December 31, 2020.

	8.	Summary Investment Schedule - Minnesota Life Insurance Company, as of December 31, 2020.

(b)	Exhibits

	1.	The Resolution of the Minnesota Life Insurance Company’s Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed as Exhibit 24(c)(1) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

	2.	Not applicable.

	3.	(a)	The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant’s Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

		(b)	The Dealer Selling Agreement previously filed on July 2, 2002 as Exhibit 24(c)(3)(b) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

	4.	(a)	The Flexible Payment Deferred Variable Annuity Contract, form 03-70113 previously filed on December 12, 2003 as Exhibit 24(c)(4)(a) to Variable Annuity Account’s Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(b)	The Premier Death Benefit Rider, form 02-70073 previously filed on July 2, 2002 as Exhibit 24(c)(4)(b) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

		(c)	The 5% Death Benefit Increase Rider, form 02-70074 previously filed on July 2, 2002 as Exhibit 24(c)(4)(c) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

		(d)	The Highest Anniversary Value Death Benefit Rider, form 02-70075 previously filed on July 2, 2002 as Exhibit 24(c)(4)(d) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

		(e)	The Endorsement, form MHC-82-9032 previously filed on May 21, 1999 as Exhibit 24(c)(4)(d) to Variable Annuity Account’s Form N-4, file Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(f)	The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as Exhibit 24(c)(4)(e) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(g)	The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as Exhibit 24(c)(4)(f) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(h)	The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as Exhibit 24(c)(4)(g) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(i)	The Individual Retirement Annuity SIMPLE-(IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as Exhibit 24(c)(4)(h) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(j)	The Tax Sheltered Annuity Amendment, form MHC-88-9213 Rev 8-2003 previously filed on March 1, 1999 as Exhibit 24(c)(4)(j) to Variable Annuity Account’s Form N-4, File Number 2-97564, Post-Effective Amendment Number 16, is hereby incorporated by reference.

		(k)	The Estate Enhancement Benefit Rider, form 03-70085 previously filed on December 10, 2003 as Exhibit 24(c)(4)(k) to Variable Annuity Account’s Form N-4, File Number 333-111067, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

		(l)	The Guaranteed Income Provider Benefit Rider, form 03-70086 Rev 8-2003 previously filed on December 10, 2003 as Exhibit 24(c)(4)(l) to Variable Annuity Account’s Form N-4, File Number 333-111067, Initial Registration Statement is hereby incorporated by reference.

		(m)	The Guaranteed Lifetime Withdrawal Benefit Rider, form 05-70135 previously filed as Exhibit 24(c)(4)(m) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 3, is hereby incorporated by reference.

		(n)	The Guaranteed Minimum Withdrawal Benefit Rider, form number 04-70132 previously filed on April 21, 2006,as Exhibit 24(c) (4)(n)to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

		(o)	The Guaranteed Lifetime Withdrawal Benefit II - Single Rider, form 07-70149, previously filed on April 20, 2007 as exhibit 24(c)(4)(m) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

		(p)	The Guaranteed Lifetime Withdrawal Benefit II - Joint Rider, form 07-70150, previously filed on April 20, 2007 as exhibit 24(c)(4)(n) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

		(q)	The Credit Enhancement Endorsement, form 07-70151 previously filed on February 28, 2008 as exhibit 24(c)(4)(g) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 8, is hereby incorporated by reference.

		(r)	The Guaranteed Minimum Income Benefit Rider, form 09-70165, previously filed on October 9, 2009 as exhibit 24(c)(4)(o) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

		(s)	The Encore Lifetime Income - Single Rider, form 09-70158, previously filed on February 25, 2010 as exhibit 24(b)(4)(p) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

		(t)	The Encore Lifetime Income - Joint Rider, form 09-70159, previously filed on February 25, 2010 as exhibit 24(b)(4)(q) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

		(u)	The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, Form 09-70161, previously filed on February 25, 2010 as exhibit 24(b)(4)(r) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

		(v)	The Individual Retirement Annuity Endorsement SIMPLE Annuity, form 09-70163, previously filed on February 25, 2010 as exhibit 24(b)(4)(s) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

		(w)	The Individual Retirement Annuity Endorsement Roth Annuity, form 09-70164, previously filed on February 25, 2010 as exhibit 24(b)(4)(t) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

		(x)	The Ovation Lifetime Income-Single Rider, form 11-70211, filed July 13, 2011 as Exhibit 24(c)4(y) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

		(y)	The Ovation Lifetime Income-Joint Rider, form 11-70212, filed July 13, 2011 as Exhibit 24(c)4(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

		(z)	The Ovation Lifetime Income II - Single Rider, form 12- 70227 previously filed on February 28, 2012 as Exhibit 24 (b)(4)(aa) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.

		(aa)	The Ovation Lifetime Income II - Joint Rider, form 12-70228 previously filed on February 28, 2012 as Exhibit 24(b)(4)(bb) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183 is hereby incorporated by reference.

		(bb)	The Premier II Death Benefit Rider, form number ICC 12-70235 previously filed on July 20, 2012 as Exhibit 24(b)(4)(a) to variable Annuity Account’s Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

		(cc)	The Highest Anniversary Value II Death Benefit Rider, form number ICC 12-70234 previously filed on July 20, 2012 as Exhibit 24(b)(4)(b) to Variable Annuity Account’s Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

		(dd)	The Estate Enhancement Benefit II Rider, form number ICC 12-70236 previously filed on July 20, 2012 as Exhibit 24(b)(4)(f) to variable Annuity Accounts Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.

		(ee)	Endorsement, form number 14-70265, previously filed on February 26, 2015 as Exhibit 24(b)(4)(y) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment number 9 and 241, is hereby incorporated by reference.

	5.	(a)	Waddell & Reed Retirement Builder Individual Variable Annuity Application, form ICC 12-70215 Rev 3-2012, previously filed on April 27, 2020 as Exhibit 24(b)(5)(a) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment numbers 36 and 337, is hereby incorporated by reference.

	6.	Certificate of Incorporation and Bylaws.

		(a)	The Restated Certificate of Incorporation previously filed on October 21, 2003 as Exhibit 27(f)(1) to Variable Annuity Account’s Form N-4, File Number 333-109853, Initial Registration Statement, is hereby incorporated by reference.

		(b)	The Bylaws of the Depositor previously filed as exhibit 26(f)(2) to the Minnesota Life Variable Life Account’s Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

7.	Not applicable.

8.	(a)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

	(b)	Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

	(c)	Waddell & Reed Target Funds, Inc. Participation Agreement previously filed on February 28, 2005 as Exhibit 24(c)(8)(g) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.

		(i)	First Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as Exhibit 24(c)(8)(g)(i) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

		(ii)	Second Amendment to the Target Funds Participation Agreement previously filed on April 21, 2006, as Exhibit 24(c)(8)(g)(ii) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 5, is hereby incorporated by reference.

		(iii)	Third Amendment to the Target Funds Participation Agreement previously filed on January 14, 2008, as Exhibit 26(h)(1)(v) to the Minnesota Life Individual Variable Universal Life Account’s Initial Registration Statement, File Number 333-148646, is hereby incorporated by reference.

		(iv)	Fourth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.

		(v)	Fifth Amendment to the Target Funds Participation Agreement previously filed on April 28, 2008, as Exhibit 24(c)(8)(9)(iv) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post-Effective Amendment Number 9, is hereby incorporated by reference.

		(vi)	Sixth Amendment to Target Funds Participation Agreement (For Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(1)(xi) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-148646, Post-Effective Amendment Number 15 on April 25, 2014, is hereby incorporated by reference.

		(vii)	Seventh Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (For Products sold through W&R Distribution System), previously filed on August 1, 2014 as Exhibit 24(c)(8)(c)(vii) to Variable Annuity Account’s Form N-4, File Number 333-189593, Post-Effective Amendment Numbers 3 and 237, is hereby incorporated by reference.

9.	Opinion and consent of John P. Hite, Esq.

10.	Consent of KPMG LLP.

11.	Not applicable.

12.	Not applicable.

13.	Minnesota Life Insurance Company Power of Attorney to Sign Registration Statements.

Item 25. Directors and Officers of the Minnesota Life Insurance Company

Name and Principal Position and Offices	Position and Offices with the Depositor
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President, Corporate Compliance Officer & Chief Privacy Officer

Barbara A. Baumann Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services

Michael P. Boyle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law

Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director

Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO Individual Solutions

Gary R. Christensen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-In-Fact, Senior Vice President, General Counsel and Secretary

George I. Connolly Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President – Individual Solutions

Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Business Services

Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – CFO Individual Solutions

Julio A. Fesser Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Facilities

Benjamin G. S. Fowke III Chairman, President and CEO Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director

Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Chief Strategy & Enterprise Technology Officer

Sara H. Gavin President, North America Weber Shandwick 510 Marquette Ave 13F Minneapolis, MN 55402	Director

Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President & Chief Risk Officer

Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director

Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO

Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Marketing

Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – Affinity Solutions

Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Corporate Tax and Treasurer

Kent O. Peterson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President & Actuary – CFO Retirement Solutions

Trudy A. Rautio 5000 France Avenue South 23 Edina, MN 55410-2060	Director

Robert L. Senkler 557 Portsmouth Court Naples, FL 34110	Director

Bruce P. Shay Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President

Mark W. Sievers Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive

Mary L. Streed Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – HRBP & Associate Experience

Katia O. Walsh Chief Strategy and Artificial Intelligence Officer, Global Leadership Team Levi Strauss & Co. 115 Battery Street San Francisco, CA 94111	Director

Kevin F. Warren Commissioner Big Ten Conference 5440 Park Place Rosemont, IL 60018	Director

John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Controller

Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Executive Vice President and Chief Financial Officer

ITEM 26.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

•	Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

•	Robert Street Property Management, Inc.

•	Securian Financial Group, Inc. (Delaware)

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

•	Securian Asset Management, Inc.

•	Lowertown Capital, LLC (Delaware)

•	Minnesota Life Insurance Company

•	OCHS, Inc.

•	Securian Casualty Company

•	Securian Financial Services, Inc.

•	Securian Holding Company Canada, Inc. (British Columbia, Canada)

•	Securian Ventures, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

•	Allied Solutions, LLC (Indiana)

•	Marketview Properties, LLC

•	Marketview Properties II, LLC

•	Marketview Properties III, LLC

•	Marketview Properties IV, LLC

•	Oakleaf Service Corporation

•	Securian AAM Holdings, LLC (Delaware)

•	Securian Life Insurance Company

Majority-owned subsidiary of Securian AAM Holdings, LLC:

•	Asset Allocation & Management Company, L.L.C. (Delaware)

Wholly-owned subsidiary of Securian Holdings Company Canada, Inc. (British Columbia, Canada):

•	Securian Canada, Inc. (British Columbia, Canada)

Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):

•	Canadian Premier Life Insurance Company (Ontario, Canada)

•	CRI Canada Ltd. (British Columbia, Canada)

•	Canadian Premier General Insurance Company (Ontario, Canada)

•	Selient, Inc. (Ontario, Canada)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

•	Securian Funds Trust

Majority-owned subsidiaries of Securian Financial Group, Inc.:

•	Empyrean Holding Company, Inc. (Delaware)

•	Securian Trust Company, N.A.

Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):

•	Empyrean Benefit Solutions, Inc. (Delaware)

Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):

•	Empyrean Insurance Services, Inc. (Texas)

•	Spinnaker Holdings, LLC (Delaware)

Wholly-owned subsidiaries of Spinnaker Holdings, LLC (Delaware):

•	Bloom Health Insurance Agency, LLC (Delaware)

•	Bloom Health Services, LLC (Delaware)

Fifty percent-owned subsidiary of Minnesota Life Insurance Company:

•	CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of April 4, 2021 the number of holders of securities of this class were as follows:

Title of Class	Number of Record Holders
Variable Annuity Contracts–	5,500

ITEM 28.    INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a)	Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

•	Minnesota Life Individual Variable Universal Life Account

•	Minnesota Life Variable Universal Life Account

•	Minnesota Life Variable Life Account

•	Securian Life Variable Universal Life Account

•	Variable Annuity Account

•	Variable Fund D

(b)	Directors and Officers of Securian Financial Services, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North	President, Chief Executive Officer and Director
St. Paul, MN 55101

Gary R. Christensen	Director
Minnesota Life Insurance Company 400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro	Director
Minnesota Life Insurance Company 400 Robert Street North
St. Paul, MN 55101

Jeffrey D. McGrath	Vice President
Securian Financial Services, Inc. 400 Robert Street North
St. Paul, MN 55101

Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Senior Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer

Kjirsten G. Zellmer Securian Financial Services, Inc.	Vice President, Strategy & Business Operations
400 Robert Street North
St. Paul, MN 55101

Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal

(c)	All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation
Securian Financial, Services Inc.	$20,987,995	—	—

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, MN 55101-2098.

ITEM 31.    MANAGEMENT SERVICES

None.

ITEM 32.    UNDERTAKINGS

(a)

Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

(c)

Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Variable Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and certifies that it has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota on the 28th day of April, 2021.

VARIABLE ANNUITY ACCOUNT (Registrant)

By:	MINNESOTA LIFE INSURANCE COMPANY
(Depositor)

By	/s/ Christopher M. Hilger
Christopher M. Hilger
Chairman of the Board, President and
Chief Executive Officer

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and certifies that it has caused this Registration Statement to be signed on its behalf in the City of Saint Paul and the State of Minnesota, on the 28th day of April, 2021.

MINNESOTA LIFE INSURANCE COMPANY (Depositor)

By	/s/ Christopher M. Hilger
Christopher M. Hilger
Chairman of the Board, President and
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

Signature	Title	Date

/s/ Christopher M. Hilger	Chairman of the Board,	April 28, 2021
Christopher M. Hilger	President and Chief Executive Officer

*	Director
Robert L. Senkler

*	Director
Mary K. Brainerd

*	Director
Gary R. Christensen

*	Director
Benjamin G.S. Fowke III

*	Director
Sara H. Gavin

*	Director
Eric B. Goodman

*	Director
Trudy A. Rautio

*	Director
Katia O. Walsh

*	Director
Kevin F. Warren

*	Director
Bruce P. Shay

*	Director
Warren J. Zaccaro

/s/ Warren J. Zaccaro	Executive Vice President and Chief Financial Officer (chief financial officer)	April 28, 2021
Warren J. Zaccaro

/s/ John A. Yaggy	Vice President and Controller (chief accounting officer)	April 28, 2021
John A. Yaggy

/s/ Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 28, 2021
Ted J. Nistler

/s/ Gary R. Christensen	Director, Attorney-in-Fact, Senior Vice President,	April 28, 2021
Gary R. Christensen	General Counsel and Secretary

*	Pursuant to power of attorney dated April 13, 2021, a copy of which is filed herewith.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

9.	Opinion and consent of John P. Hite, Esq.

10.	Consent of KPMG LLP.

13.	Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.